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PROSPECTUS

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[DREMAN LOGO]                                                    [CLAYMORE LOGO]
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                                  $425,000,000
                                DREMAN/CLAYMORE
                             DIVIDEND & INCOME FUND
                    AUCTION MARKET PREFERRED SHARES ("AMPS")
                            3,400 SHARES, SERIES M7
                            3,400 SHARES, SERIES T28
                            3,400 SHARES, SERIES W7
                           3,400 SHARES, SERIES TH28
                            3,400 SHARES, SERIES F7
                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                               ------------------
    INVESTMENT OBJECTIVES. Dreman/Claymore Dividend & Income Fund (the "Fund")
is a recently organized, non-diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the
Fund will achieve its investment objectives.

                                                   (CONTINUED ON FOLLOWING PAGE)

    INVESTING IN AMPS INVOLVES CERTAIN RISKS. SEE "RISKS" ON PAGE 23 OF THIS
PROSPECTUS. THE MINIMUM PURCHASE AMOUNT OF THE AMPS IS $25,000.

                               ------------------

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                                                         PER SHARE     TOTAL
                                                         ---------     -----
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Public offering price..................................    $25,000  $425,000,000
Sales load.............................................       $250    $4,250,000
Proceeds, before expenses, to the Fund (1).............    $24,750  $420,750,000

    (1)  Offering expenses payable by the Fund are estimated to be approximately
         $500,000.

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


    The underwriters are offering the AMPS subject to various conditions. The
AMPS will be ready for delivery in book-entry form only, through the facilities of The Depository Trust Company on or about March 23, 2004.


                               ------------------
MERRILL LYNCH & CO.                                    A.G. EDWARDS & SONS, INC.
                               ------------------


                 The date of this prospectus is March 18, 2004.

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(CONTINUED FROM PREVIOUS PAGE)

    INVESTMENT POLICIES. The Fund focuses its investments on dividend-paying or other income-producing securities that are trading below what the Fund's investment manager perceives to be their true market value. Securities selected for the Fund will be screened across parameters that include: below-market price-to-earnings ratios; financial strength; value metrics; and historical earnings growth.

    INVESTMENT PARAMETERS. Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying or other income-producing securities, and at least 65% of the Fund's total assets will consist of investments in dividend-paying common and preferred stocks. The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. There is no minimum credit rating for preferred stocks and debt securities in which the Fund may invest, although the Fund will not invest more than 10% of its total assets in non-convertible fixed income securities of below investment grade quality, which are commonly referred to as "junk bonds."

    INVESTMENT ADVISER AND INVESTMENT MANAGER. The Fund's investment adviser is
Claymore Advisors, LLC (the "Investment Adviser"). Dreman Value Management, LLC
(the "Investment Manager") serves as the Fund's investment manager and is responsible for the management of the Fund's portfolio of securities.

    Capitalized terms not otherwise defined are defined in the Glossary that appears at the end of this prospectus.

    The Fund is offering 3,400 shares of Series M7 AMPS, 3,400 shares of Series
T28 AMPS, 3,400 shares of Series W7 AMPS, 3,400 shares of Series TH28 AMPS and
3,400 shares of Series F7 AMPS. The series of shares are collectively referred to in this prospectus as "AMPS." The AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The AMPS also have priority over the Fund's Common Shares as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the AMPS be offered with a rating of "Aaa" from Moody's Investors Service, Inc. ("Moody's") and "AAA" from Fitch Ratings ("Fitch").


    The Applicable Rate for the Initial Rate Period will be 1.08% for
Series M7, 1.10% for Series T28, 1.08% for Series W7, 1.10% for Series TH28 and
1.08% for Series F7. The Initial Rate Period is from the date of issuance through April 5, 2004 for Series M7, April 27, 2004 for Series T28, April 7,
2004 for Series W7, May 13, 2004 for Series TH28 and April 4, 2004 for
Series F7 (each, an "Initial Dividend Payment Date"). For Subsequent Rate
Periods, AMPS pay dividends based on a rate set at Auction, usually held weekly in the case of Series M7, W7 and F7 and or once every twenty-eight days in the case of Series T28 and TH28. Prospective purchasers should carefully review the Auction Procedures described in this prospectus and should note: (1) a buy order
(called a "Bid") or sell order is a commitment to buy or sell AMPS based on the results of an Auction; and (2) purchases and sales will be settled on the next
Business Day after the Auction.


    The AMPS are redeemable, in whole or in part, at the option of the Fund on any Dividend Payment Date for the AMPS, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated but unpaid dividends to the date of redemption, plus a premium in certain circumstances.

    THE AMPS WILL NOT BE LISTED ON AN EXCHANGE. YOU MAY ONLY BUY OR SELL AMPS
THROUGH AN ORDER PLACED AT AN AUCTION WITH OR THROUGH A BROKER-DEALER THAT HAS
ENTERED INTO AN AGREEMENT WITH THE AUCTION AGENT AND THE FUND OR IN A SECONDARY
MARKET MAINTAINED BY CERTAIN BROKER-DEALERS. THESE BROKER-DEALERS ARE NOT
REQUIRED TO MAINTAIN THIS MARKET, AND IT MAY NOT PROVIDE YOU WITH LIQUIDITY.

    The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal
Reserve Board or any other government agency.
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                               TABLE OF CONTENTS

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                                                                        PAGE
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Prospectus Summary....................................................    4
Financial Highlights..................................................   12
The Fund..............................................................   13
Use of Proceeds.......................................................   13
Capitalization........................................................   14
Portfolio Composition.................................................   14
Investment Objectives and Policies....................................   15
Investment Strategy...................................................   21
Risks.................................................................   23
Management of the Fund................................................   30
Description of the AMPS...............................................   32
The Auctions..........................................................   42
Description of Capital Structure......................................   49
Certain Provisions in the Fund's Governing Documents..................   50
Closed-End Fund Structure.............................................   51
Repurchase of Common Shares; Conversion to Open-End Fund..............   52
Taxation..............................................................   53
Underwriting..........................................................   57
Custodian, Administrator, Transfer Agent and Dividend-Disbursing
  Agent...............................................................   57
Legal Matters.........................................................   58
Additional Information................................................   58
Privacy Principles of the Fund........................................   59
Table of Contents of Statement of Additional Information..............   60
Glossary..............................................................   61
Appendix A--Ratings of Investments....................................  A-1

                              -------------------

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY
REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT,
AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE
PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON
IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE
SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU
SHOULD NOT ASSUME THAT THE INFORMATION PROVIDED BY THIS PROSPECTUS IS ACCURATE
AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS. THE FUND'S
BUSINESS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS MAY HAVE CHANGED SINCE
THAT DATE.


    This prospectus sets forth concisely information you should know before investing. Please read this prospectus before deciding whether to invest and retain this prospectus for future reference. A Statement of Additional
Information for the Fund dated March 18, 2004 has been filed with the Securities and Exchange Commission and can be obtained without charge by calling
1-800-345-7999 or by writing to the Fund. The table of contents to the Statement of Additional Information is located at page 60 of this prospectus. This prospectus incorporates by reference the entire Statement of Additional
Information of the Fund. The Statement of Additional Information is available along with other Fund-related materials at the Securities and Exchange
Commission's internet web site (http://www.sec.gov). The Fund's address is 210
North Hale Street, Wheaton, Illinois 60187, and its telephone number is
1-630-784-6300.


                                       3
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                               PROSPECTUS SUMMARY


    THIS IS ONLY A SUMMARY OF INFORMATION CONTAINED ELSEWHERE IN THIS
PROSPECTUS. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD
CONSIDER BEFORE INVESTING IN THE FUND'S AMPS. YOU SHOULD REVIEW THE MORE
DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS, IN THE STATEMENT OF
ADDITIONAL INFORMATION, DATED MARCH 18, 2004 (THE "SAI"), AND THE FUND'S
STATEMENT OF PREFERENCES OF AUCTION MARKET PREFERRED SHARES ("THE STATEMENT"),
ESPECIALLY THE INFORMATION SET FORTH UNDER THE HEADINGS "INVESTMENT OBJECTIVES
AND POLICIES" AND "RISKS." CERTAIN OF THE CAPITALIZED TERMS USED IN THIS
PROSPECTUS ARE DEFINED IN THE GLOSSARY THAT APPEARS AT THE END OF THIS
PROSPECTUS.


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THE FUND................  The Dreman/Claymore Dividend & Income Fund is a
                          recently organized, non-diversified, closed-end
                          management investment company. The Fund's investment
                          adviser is Claymore Advisors, LLC (the "Investment
                          Adviser"). Dreman Value Management, LLC (the
                          "Investment Manager") serves as the Fund's investment
                          manager and is responsible for the management of the
                          Fund's portfolio of securities. The Fund commenced
                          operations on January 27, 2004 upon the closing of an
                          initial public offering of its common shares of
                          beneficial interest, par value $.01 per share ("Common
                          Shares"). The Common Shares of the Fund are traded on
                          the New York Stock Exchange ("NYSE") under the symbol
                          "DCS." In connection with the initial public offering
                          of the Fund's Common Shares, the underwriters were
                          granted an option to purchase additional shares to
                          cover overallotments.
THE OFFERING............  The Fund is offering, pursuant to this prospectus,preferred shares of beneficial interest,
                          par value $.01 per share, which have been designated
                          auction market preferred shares, Series M7, Series
                          T28, Series W7, Series TH28 and Series F7. Issuance of
                          the AMPS represents leverage financing contemplated in
                          connection with the offering of the Common Shares of
                          the Fund.
                          The Fund is offering 3,400 auction market preferred
                          shares, Series M7, 3,400 auction market preferred
                          shares, Series T28, 3,400 auction market preferred
                          shares, Series W7, 3,400 auction market preferred
                          shares, Series TH28, and 3,400 auction market
                          preferred shares, Series F7, at a purchase price of
                          $25,000 per share plus accumulated dividends, if any,
                          from the Date of Original Issue. The AMPS are being
                          offered through a group of underwriters led by Merrill
                          Lynch, Pierce, Fenner & Smith Incorporated ("Merrill
                          Lynch"). See "Underwriting."
INVESTMENT OBJECTIVES...  The Fund's primary investment objective is to provide a high level of current income, with a secondary
                          objective of capital appreciation. The Fund will
                          pursue its investment objectives by investing its
                          assets primarily in dividend-paying common and
                          preferred stocks. There can be no assurance the Fund
                          will achieve its investment objectives.
"VALUE INVESTING"
  STRATEGY..............  The Fund focuses its investments on dividend-paying or other income-producing securities that are trading
                          below what the Investment Manager perceives to be
                          their true market value. Securities selected for the
                          Fund will be screened across parameters that include:
                          below-market price-to-earnings ratios; financial
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                                       4
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                          strength; value metrics; and historical earnings
                          growth. See "Investment Strategy."
PORTFOLIO INVESTMENT
  PARAMETERS............  Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying or
                          other income-producing securities. In addition, under
                          normal market conditions, at least 65% of the Fund's
                          total assets will consist of investments in
                          dividend-paying common and preferred stocks. The Fund
                          may invest up to 15% of its total assets in U.S.
                          dollar-denominated securities of foreign issuers.
                          There is no minimum credit rating for preferred stocks
                          and debt securities in which the Fund may invest,
                          although the Fund may invest up to 10% of its total
                          assets in non-convertible fixed income securities of
                          below investment grade quality. Non-investment grade
                          quality securities are securities rated Ba or lower by
                          Moody's Investors Service, Inc. ("Moody's") or BB or
                          lower by Standard & Poor's Ratings Group, a division
                          of The McGraw Hill Companies ("S&P") or securities
                          determined by the Fund's Investment Manager to be of
                          comparable quality. Securities of below investment
                          grade quality are commonly referred to as "junk bonds"
                          and are regarded as having predominantly speculative
                          characteristics with respect to the issuer's capacity
                          to pay interest and repay principal. The foregoing
                          credit quality policy applies only at the time a
                          security is purchased and the Fund is not required to
                          sell a security if its credit rating is downgraded or
                          withdrawn. See "Investment Objectives and Policies."
RATIONALE FOR INVESTING
  IN THE FUND...........  The Investment Adviser believes that the investment of the Fund's assets primarily in dividend-paying common
                          and preferred stocks that are trading below what the
                          Investment Manager perceives to be their true market
                          value offers investors in the Common Shares the
                          opportunity to earn high current income and the
                          potential for capital appreciation, based in part upon
                          the profiles of historical returns, adjusted for risks
                          (as measured by the volatility of those returns), of
                          recognized indices of "value" equity securities in
                          comparison to recognized indices of "growth" equity
                          securities. In addition, the Investment Adviser
                          believes, based in part upon historical information,
                          that investment of the Fund's assets in value equity
                          securities offers investors in the Common Shares the
                          opportunity to participate in a growth rate of
                          dividend distributions that has historically been
                          higher than the rate of inflation.
THE FUND'S
  INVESTMENTS...........  COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to
                          a pro rata share of the profits of the corporation, if
                          any, without preference over any other class of
                          securities, including the company's debt securities,
                          preferred stock and other senior equity securities. In
                          making stock selections, the Fund's Investment Manager
                          seeks to invest in securities that have
                          price-to-earnings ratios below the average for the
                          Standard and Poor's 500 Composite Stock Price Index
                          (the "S&P-Registered Trademark- 500 Stock Index"), as
                          well as the potential for capital appreciation. In
                          evaluating stocks, the Fund's Investment Manager
                          compares
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                                       5
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                          companies' stock prices to their book values, cash
                          flows and dividend yields and analyzes individual
                          companies to seek to identify those that are
                          financially sound and that appear to have strong
                          potential for long-term growth and income. The
                          Investment Manager assembles the Fund's portfolio from
                          among what it perceives are the most attractive
                          stocks, drawing on analysis of economic outlooks for
                          various sectors and industries. The Investment Manager
                          may favor securities from different sectors and
                          industries at different times, while still maintaining
                          variety in terms of industries and companies
                          represented.
                          PREFERRED STOCKS. Preferred stock has a preference
                          over common stock in liquidation (and generally as to
                          dividends as well), but is subordinated to the
                          liabilities of the issuer in all respects. As a
                          general rule, the market value of preferred stock with
                          a fixed dividend rate and no conversion element varies
                          inversely with interest rates and perceived credit
                          risk, while the market price of convertible preferred
                          stock generally also reflects some element of
                          conversion value. The Fund's Investment Manager
                          believes that preferred stock of certain companies
                          offers the opportunity for capital appreciation as
                          well as periodic income, particularly in cases of
                          companies that have performed below expectations.
                          CONVERTIBLE SECURITIES. A convertible security is a
                          preferred stock, warrant or other security that may be
                          converted into or exchanged for a prescribed amount of
                          common stock or other security of the same or a
                          different issuer or into cash within a particular
                          period of time at a specified price or formula. A
                          convertible security generally entitles the holder to
                          receive the dividend paid on preferred stock until the
                          convertible security matures or is redeemed, converted
                          or exchanged. Before conversion, convertible
                          securities generally have characteristics similar to
                          both fixed income and equity securities. The value of
                          convertible securities tends to decline as interest
                          rates rise and, because of the conversion feature,
                          tends to vary with fluctuations in the market value of
                          the underlying securities. Convertible securities
                          ordinarily provide a stream of income with generally
                          higher yields than those of common stock of the same
                          or similar issuers. Convertible securities generally
                          rank senior to common stock in a corporation's capital
                          structure but are usually subordinated to comparable
                          non-convertible securities. Convertible securities
                          generally do not participate directly in any dividend
                          increases or decreases of the underlying securities
                          although the market prices of convertible securities
                          may be affected by any dividend changes or other
                          changes in the underlying securities.
                          INVESTMENT GRADE DEBT SECURITIES. The Fund may invest
                          in investment grade bonds of varying maturities issued
                          by corporations and other business entities. Bonds are
                          fixed or variable rate debt obligations, including
                          bills, notes, debentures, money market instruments and
                          similar instruments and securities. Bonds generally
                          are used by corporations as well as governments and
                          other issuers to borrow money from investors. The
                          issuer pays the investor a fixed or variable rate of
                          interest and normally must repay the
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                                       6
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                          amount borrowed on or before maturity. Certain bonds
                          are "perpetual" in that they have no maturity date.
                          NON-INVESTMENT GRADE SECURITIES. The Fund may invest
                          up to 10% of its total assets in non-convertible fixed
                          income securities of below investment grade quality.
                          Generally, such lower quality securities offer a
                          higher current yield than is offered by higher quality
                          securities, but also (i) will likely have some quality
                          and protective characteristics that, in the judgment
                          of rating agencies, are outweighed by large
                          uncertainties or major risk exposures to adverse
                          conditions and (ii) are predominantly speculative with
                          respect to the issuer's capacity to pay interest and
                          repay principal in accordance with the terms of the
                          obligation. In selecting non-investment grade
                          securities, the Fund's Investment Manager may
                          consider, among other factors, current and anticipated
                          cash flow and borrowing requirements, value of assets
                          in relation to historical cost, strength of
                          management, responsiveness to business conditions,
                          credit standing and current anticipated results of
                          operations, as well as general business conditions,
                          anticipated changes in interest rates and the outlook
                          for specific industries.
                          FOREIGN SECURITIES. The Fund may invest up to 15% of
                          its total assets in U.S. dollar-denominated securities
                          of foreign issuers. Such investments in securities of
                          foreign issuers may include investments in American
                          Depositary Receipts, or "ADRs." ADRs are certificates
                          evidencing ownership of shares of a foreign issuer
                          that are issued by depositary banks and generally
                          trade on an established market, in the United States
                          or elsewhere. Although ADRs are alternatives to
                          directly purchasing the underlying foreign securities
                          in their national markets and currencies, they
                          continue to be subject to many of the risks associated
                          with investing directly in foreign securities. The
                          prices of foreign securities may be affected by
                          factors not present with securities traded in the U.S.
                          markets, including, political and economic conditions,
                          less stringent regulation and higher volatility. As a
                          result, many foreign securities may be less liquid and
                          more volatile than U.S. securities.
                          OTHER INVESTMENT PRACTICES. The Fund may purchase and
                          sell certain derivative instruments, such as options,
                          futures contracts and options on futures contracts,
                          for various portfolio management purposes, including
                          to seek income or capital appreciation, facilitate
                          portfolio management and mitigate risks.
INVESTMENT ADVISER AND
  INVESTMENT MANAGER....  The Fund's Investment Adviser is Claymore Advisors,
                          LLC. Dreman Value Management, LLC serves as the Fund's
                          Investment Manager pursuant to a sub-advisory
                          agreement between Claymore Advisors, LLC and Dreman
                          Value Management, LLC. Dreman Value Management, LLC
                          was founded by David N. Dreman in 1997, and its
                          predecessor firms date back to 1977. As of
                          February 29, 2004, the Investment Manager had
                          approximately $10.28 billion in assets under
                          management. Mr. Dreman is the author of four books on
                          investment management, including CONTRARIAN INVESTMENT
                          STRATEGIES: THE NEXT GENERATION and PSYCHOLOGY AND THE
                          STOCK MARKET.
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SPECIAL RISK
  CONSIDERATIONS OF
  INVESTMENT IN AMPS....  Risk is inherent in all investing. Therefore, before investing in the AMPS you should consider certain
                          risks carefully. The primary risks of investing in
                          AMPS are:
                          -  If an Auction fails, you may not be able to sell
                             some or all of your AMPS;
                          -  if you try to sell your AMPS between Auctions you
                             may not be able to sell any or all of your shares
                             or you may not be able to sell them for $25,000 per
                             share or $25,000 per share plus accumulated but
                             unpaid dividends, especially when market interest
                             rates are rising. If the Fund has designated a
                             Special Rate Period, changes in interest rates
                             could affect the price you would receive if you
                             sold your shares in the secondary market. You may
                             transfer shares outside of an Auction only to or
                             through a broker-dealer that has entered into an
                             agreement with the Auction Agent, to a
                             broker-dealer who has entered into an agreement
                             with a Broker-Dealer or other person as the Fund
                             permits;
                          -  A rating agency could downgrade AMPS, which could
                             affect liquidity;
                          -  The Fund may be forced to redeem your AMPS to meet
                             regulatory or rating agency requirements or may
                             elect to redeem your AMPS in certain circumstances;
                          -  In extraordinary circumstances, the Fund may not
                             earn sufficient income from its investments to pay
                             dividends on the AMPS;
                          -  If long-term interest rates rise, the value of the
                             Fund's investment in preferred stock, paying fixed
                             dividends and debt securities will decline,
                             reducing the asset coverage for its AMPS;
                          -  Due to market fluctuations, the value of the Fund's
                             investments in common stock may fall, reducing the
                             asset coverage for its AMPS;
                          -  the Fund will not be permitted to declare dividends
                             or other distributions with respect to your AMPS or
                             redeem your AMPS unless the Fund meets certain
                             asset coverage requirements;
                          -  the AMPS will be junior to any borrowings;
                          -  any borrowings may constitute a substantial lien
                             and burden on the AMPS by reason of its priority
                             claim against the income of the Fund and against
                             the net assets of the Fund in liquidation;
                          -  if the Fund leverages through borrowings, the Fund
                             may not be permitted to declare dividends or other
                             distributions with respect to the AMPS or purchase
                             AMPS unless at the time thereof the Fund meets
                             certain asset coverage requirements and the
                             payments of principal and of interest on any such
                             borrowings are not in default;
                          -  The Fund may invest up to 25% of its assets in
                             securities of issuers in any single industry, if
                             companies in that industry meet
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                                       8
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                             the Fund's investment criteria. The Fund may invest
                             more than 25% of its assets in any single sector of
                             the economy if companies in that sector meet the
                             Fund's investment criteria. If the Fund is focused
                             in an industry or sector, it may present more risks
                             than if it were broadly diversified over numerous
                             industries or sectors of the economy. As the
                             percentage of the Fund's assets invested in a
                             particular sector increases, so does the potential
                             for fluctuation in Fund's investments and therefore
                             reduced asset coverage for its AMPS;
                          -  If an issuer of an obligation in which the Fund
                             invests is downgraded or defaults, there may be a
                             negative impact on the income and/or asset value of
                             the Fund's portfolio; and
                          -  The Fund's investments in preferred stock and bonds
                             of below investment grade quality are predominantly
                             speculative because of the credit risk of their
                             issuers. While offering a greater potential
                             opportunity for capital appreciation and higher
                             yields, non-investment grade quality securities
                             typically entail greater potential price volatility
                             and may be less liquid than higher-rated
                             securities. Issuers of non-investment grade quality
                             securities are more likely to default on their
                             payments of interest and principal owed to the
                             Fund, and such defaults will reduce the Fund's net
                             asset value and income distributions. The prices of
                             these lower rated obligations are more sensitive to
                             negative developments than higher rated securities.
                             Adverse business conditions, such as a decline in
                             the issuer's revenues or an economic downturn,
                             generally lead to a higher non-payment rate. In
                             addition, a security may lose significant value
                             before a default occurs as the market adjusts to
                             expected higher non-payment rates.
                          For additional general risks of investing in AMPS of
                          the Fund, see "Risks."
TRADING MARKET..........  The AMPS are not listed on an exchange. Instead, you may buy or sell AMPS at an Auction that normally is
                          held on the dates set forth below by submitting orders
                          to a broker-dealer that has entered into an agreement
                          with the Auction Agent of the Fund (a "Broker-Dealer")
                          or to a broker-dealer that has entered into a separate
                          agreement with a Broker-Dealer. In addition to the
                          Auctions, Broker-Dealers and other broker-dealers may
                          maintain a secondary trading market in AMPS outside of
                          Auctions but may discontinue this activity at any
                          time. There is no assurance that a secondary market
                          will develop, or if it does develop, that it will
                          provide shareholders with liquidity. You may transfer
                          AMPS outside of Auctions only to or through a
                          Broker-Dealer or a broker-dealer that has entered into
                          a separate agreement with a Broker-Dealer.
                          The table below shows the first Auction Date for each
                          series of AMPS of the Fund and the day on which each
                          subsequent Auction will normally be held for each such
                          series. The first Auction date for each series of AMPS
                          of the Fund will be the Business Day before the
                          Dividend Payment Date for the Initial Rate Period for
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                                       9
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
                          each such series. The start date for Subsequent Rate
                          Periods normally will be the Business Day following
                          the Auction date unless the then-current Rate Period
                          is a Special Rate Period, or the day that normally
                          would be the Auction Date or the first day of the
                          Subsequent Rate Period is not a Business Day.


                                                                                 FIRST AUCTION        SUBSEQUENT
                                                                                     DATE*            AUCTION DAY
                                                                                 -------------  -----------------------
                                       Series M7...............................       April 5           Monday
                                       Series T28..............................      April 27    Every fourth Tuesday
                                       Series W7...............................       April 7          Wednesday
                                       Series TH28.............................        May 13    Every fourth Thursday
                                       Series F7...............................       April 2           Friday


---------------------------

                                         *  All dates are 2004

DIVIDENDS AND RATE
  PERIODS...............  The table below shows the dividend rate for the
                          Initial Rate Period of the AMPS offered in this
                          prospectus. For Subsequent Rate Periods, each series
                          of AMPS will pay dividends based on a rate set at
                          Auctions. Dividends are generally paid on the first
                          Business Day following the end of the Rate Period. The
                          rate set at Auction will not exceed the Maximum
                          Applicable Rate. See "The Auctions-- Auction
                          Procedures."
                          The table below shows the numbers of days of the
                          Initial Rate Period for each series of AMPS.
                          Subsequent Rate Periods generally will be seven days
                          in the cases of Series M7, W7 or F7 and twenty-eight
                          days in the cases of Series T28 and TH28. The dividend
                          payment date for Special Rate Periods of more than
                          seven days in the cases of Series M7, W7 or F7 or 28
                          days in the cases of Series T28 or TH28 will be set
                          out in the notice designating a Special Rate Period.
                          See "Description of the AMPS--Dividends and Rate
                          Periods."


                                                                                  DIVIDEND
                                                                                  PAYMENT                                NUMBER
                                                                     DATE OF      DATE FOR          SUBSEQUENT          OF DAYS
                                                         INITIAL   ACCUMULATION   INITIAL            DIVIDEND          OF INITIAL
                                                         DIVIDEND   OF INITIAL      RATE             PAYMENT              RATE
                                                           RATE       RATE*       PERIOD*              DAY               PERIOD
                                                         --------  ------------  ----------  ------------------------  ----------
                           Series M7...................   1.08%      March 23     April 6            Tuesday               14
                           Series T28..................   1.10%      March 23     April 28    Every fourth Wednesday       36
                           Series W7...................   1.08%      March 23     April 8            Thursday              16
                           Series TH28.................   1.10%      March 23      May 14      Every fourth Friday         52
                           Series F7...................   1.08%      March 23     April 5             Monday               13


---------------------------

                                         *  All dates are 2004

                          The Fund may, subject to certain conditions, designate
                          Special Rate Periods of more than seven days in the cases of Series M7, W7 or F7 or 28 days in the cases of Series T28 or TH28. A requested Special Rate Period will not be effective unless Sufficient Clearing Bids were made in the Auction immediately preceding the Special Rate Period. In addition, full cumulative dividends, and any amounts due with respect to mandatory redemptions must be paid in full. The Fund must also have received confirmation from Moody's and Fitch or any Substitute Rating Agency that the proposed Special Rate Period will not adversely affect such rating agency's then-current rating on the AMPS, and the lead
                          Broker-Dealers designated by the Fund (currently,
                          Merrill Lynch) must not have objected to the
                          declaration of a Special Rate Period. The Dividend
                          Payment Date for Special Rate Periods will be set out
                          in the notice designating a Special Rate Period. See
                          "Description of the AMPS--Dividends and Rate
                          Periods--Notification of Rate Period" and "The
                          Auctions."
TAXES...................  Dividends paid with respect to AMPS should constitute dividends for federal income tax purposes to the
                          extent attributable to the Fund's current or
                          accumulated earnings and profits. For a further
                          discussion of the tax treatment of dividends paid by
                          the Fund see "Taxation--General." Distributions of net
                          capital gain, to the extent so designated, will be
                          treated as long-term capital gains. We cannot assure
                          you as to what percentage of the dividends paid on the
                          shares, if any, will consist of qualified dividend
                          income or long-term capital gains, both of which are
                          taxed at lower rates for individuals than are ordinary
                          income and short-term capital gains.
REDEMPTION..............  Although the Fund will not ordinarily redeem AMPS, it may be required to redeem AMPS if, for example, the
                          Fund does not meet an asset coverage ratio required by
                          law or in order to correct a failure to meet a rating
                          agency guideline in a timely manner. See "Description
                          of the AMPS--Redemption--Mandatory redemption." The
                          Fund may voluntarily redeem AMPS in certain
                          circumstances. See "Description of the
                          AMPS--Redemption--Optional Redemption."
LIQUIDATION
  PREFERENCE............  The liquidation preference of the AMPS of each series is $25,000 per share, plus an amount equal to
                          accumulated but unpaid dividends (whether or not
                          earned or declared). See "Description of the
                          AMPS--Liquidation."
RATING..................  Shares of AMPS of the Fund will be issued with a credit quality rating of "AAA" or "Aaa" from both
                          Fitch and Moody's. The Fund may at some future time
                          look to have its AMPS rated by additional or
                          substitute rating agencies. Because the Fund is
                          required to maintain at least two ratings, it must own
                          portfolio securities of sufficient value with adequate
                          credit quality to meet the rating agencies'
                          guidelines. See "Description of the AMPS--Rating
                          Agency Guidelines and Asset Coverage."
VOTING RIGHTS...........  The 1940 Act requires that the holders of AMPS and any other Preferred Shares of the Fund, voting as a
                          separate class, have the right to elect at least two
                          trustees of the Fund at all times and to elect a
                          majority of the trustees at any time when two years'
                          dividends on the AMPS or any other Preferred Shares
                          are unpaid. The holders of AMPS and any other
                          Preferred Shares of the Fund will vote as a separate
                          class on certain other matters as required under the
                          Fund's Agreement and Declaration of Trust (the
                          "Declaration of Trust") and the 1940 Act. See
                          "Description of the AMPS--Voting Rights" and
                          "Description of the Shares."

                              FINANCIAL HIGHLIGHTS

    Information contained in the tables below under the headings "Income from investment operations" and "Ratios and supplemental data" shows the unaudited operating performance of the Fund from the commencement of the Fund's operations on January 27, 2004 until February 23, 2004. Since the Fund commenced operations on January 27, 2004, the tables cover only approximately four weeks of operations. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

                                                         FOR THE PERIOD
                                                       JANUARY 27, 2004(1)
                                                    THROUGH FEBRUARY 23, 2004
                                                    -------------------------
PER SHARE OPERATING PERFORMANCE FOR A SHARE OF
  COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD
Net asset value, beginning of period..............          $  19.10(2)
                                                            --------
Income from investment operations
  Net investment income...........................              0.03
  Net realized and unrealized gain................              0.12
                                                            --------
    Total from investment operations..............              0.15
                                                            --------
Common share offering expenses charged to
  paid-in-surplus.................................             (0.04)
                                                            --------
Distributions
  Net investment income...........................                --
                                                            --------
    Total distributions...........................                --
                                                            --------
Net asset value, end of period....................          $  19.21
                                                            ========
Market value, end of period.......................          $  20.02
                                                            ========
Total investment return(3)
  Net asset value.................................              0.58%
  Market value....................................              0.10%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..........          $830,784
Ratio of net expenses to average net assets, after
  expense waiver..................................              0.90%(4)
Ratio of net expenses to average net assets,
  before expense waiver...........................              0.94%(4)
Ratio of net investment income to average net
  assets..........................................              2.36%(4)
Portfolio turnover rate...........................              0.03%

-------------------

(1)  Commencement of investment operations.
(2)  Before reimbursement of offering expenses charged to capital.
(3) Total investment return based upon market value is calculated assuming a purchase of common share at the offering price of $20.00 on January 27, 2004 (commencement of investment operations), and a sale at the market price on the last day of the period reported. Total investment return does not reflect brokerage commission. Dividends and distributions are assumed to be reinvested in accordance with the Fund's dividend reinvestment plan. A return calculated for a period of less than one year is not annualized.
(4)  Annualized.

See Notes to Financial Statements.

                                    THE FUND

    The Fund is a recently organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on October 20, 2003, pursuant to the Declaration of Trust governed by the laws of the State of Delaware. The Fund's principal office is located at 210 N. Hale Street, Wheaton, Illinois 60187, and its telephone number is (630) 784-6300.


    The Fund commenced operations on January 27, 2004 upon the closing of an initial public offering of shares of its common shares of beneficial interest, $.01 par value (the "Common Shares"). The proceeds of such offering were $771,930,000 after the payment of offering expenses. In connection with the initial public offering of the Fund's Common Shares, the underwriters of such offering were granted an option to purchase, at a price of $19.10 per Common Share, 6,075,000 additional Common Shares to cover overallotments. On February 13, 2004, the Fund issued 2,750,000 Common Shares pursuant to a partial exercise of the overallotment option. On March 16, 2004 the Fund issued 1,900,000 Common Shares pursuant to an additional partial exercise of the overallotment option.


    The Fund has entered into an agreement (the "Credit Agreement") with The Bank of New York (the "Bank") whereby the Bank has agreed to extend credit to the Fund as part of the Fund's leverage strategy. The Fund intends to utilize all or a portion of the proceeds of this offering of AMPS to repay fully all borrowings under the Credit Agreement. Interest is accrued daily at the Fed Funds rate plus 0.75% on the amount borrowed. For the period ended February 23, 2004, the average amount outstanding under the Credit Agreement was $36,300,000. The principal amount outstanding under the Credit Agreement as of March 12, 2004 was $322,000,000. For purposes of this prospectus relating to this offering of AMPS, unless specifically noted or unless the context otherwise requires, this prospectus assumes that all such outstanding amounts under the Credit Agreement shall be paid in full on or about the date of the issuance of the AMPS offered hereby.

    The following table provides information about the Fund's outstanding shares as of February 23, 2004:

                                                   AMOUNT HELD
                                       AMOUNT    FOR THE FUND OR      AMOUNT
TITLE OF CLASS                       AUTHORIZED  FOR ITS ACCOUNT   OUTSTANDING
--------------                       ----------  ---------------  --------------
Common.............................  Unlimited             0        43,255,240
Preferred
  Series M7........................      3,400             0                 0
  Series T28.......................      3,400             0                 0
  Series W7........................      3,400             0                 0
  Series TH28......................      3,400             0                 0
  Series F7........................      3,400             0                 0

    Certain of the capitalized terms used in this prospectus are defined in the Glossary that appears at the end of this prospectus.

                                USE OF PROCEEDS

    The net proceeds of this offering are estimated at approximately $420,250,000 after deduction of the sales load and estimated offering expenses payable by the Fund. The Investment Manager will utilize a portion of the proceeds of this offering to repay in full the borrowings by the Fund under the Credit Agreement, and any remaining net proceeds will be invested initially in high quality short-term debt securities and instruments. The Investment Manager anticipates that the investment of such proceeds will be made in accordance with the Fund's investment objectives and policies, as appropriate investment opportunities are identified, within approximately three months from the date of the offering of the AMPS.

                                 CAPITALIZATION


    The following table sets forth the unaudited capitalization of the Fund as of February 23, 2004 and as adjusted to give effect to (i) the issuance of an additional 1,900,000 Common Shares, on March 16, 2004, pursuant to a partial exercise of an overallotment option in connection with the Fund's initial public offering of Common Shares and (ii) the issuance of the AMPS offered hereby. These adjustments, as reflected in the table below, were (i) the proceeds from the closing of the overallotment option of $38,000,000, less a sales load of $1,710,000 and less estimated offerings costs of $76,000, for a total adjustment of $36,214,000 ($19,000 of which is allocated to the par value of such 1,900,000 overallotment Common Shares), and (ii) the proceeds from the issuance of the AMPS offered hereby of $425,000,000, less the sales load of $4,250,000 and offering costs of $500,000 which will be paid out of the Fund's paid in surplus attributable to common shareholders.



                                             ACTUAL     AS ADJUSTED
                                          ------------  ------------
                                          (UNAUDITED)   (UNAUDITED)
SHAREHOLDERS' EQUITY:
AMPS, par value, $.01 per share (no
  shares issued; 17,000, as adjusted, at
  $25,000 per share liquidation
  preference)...........................  $          0  $425,000,000
                                          ============  ============
Common Shares, par value, $.01 per share
  (43,255,240 shares issued and
  outstanding; 45,155,240 shares, as
  adjusted).............................  $    432,552  $    451,552
Paid in Surplus.........................   824,012,532   855,457,532
Net undistributed investment income.....     1,335,285     1,335,285
Net accumulated realized gain (loss)....        45,228        45,228
Net unrealized appreciation on
  investments...........................     4,958,853     4,958,853
                                          ------------  ------------
Net Assets..............................  $830,784,450  $862,248,450
                                          ============  ============


                             PORTFOLIO COMPOSITION

    As of February 23, 2004, the following table indicates the approximate percentage of the Fund's portfolio invested in common stock, preferred stock and corporate bonds. Also included in the table is other information with respect to the portion of the Fund's investment portfolio invested in preferred stock and corporate bonds as of the same date.

INVESTMENT                      RATING(1)  NUMBER OF ISSUES         VALUE             PERCENT
----------                      ---------  ----------------  --------------------  --------------
Common Stock..................      N/A              53         $  893,950,051           81.9%
Preferred Stock...............        A               3             10,888,460            1.0
                                    BBB               3             14,126,082            1.3
                                     BB               3                750,527            0.1
                                      B               2             13,323,468            1.2
                                    CCC               1             20,515,000            1.9
                                    N/R               3             10,212,500            0.9
Corporate Bonds...............       AA               5             41,179,121            3.8
                                      A               6             75,382,058            6.9
                                      B               1              5,100,000            0.5
                                    CCC               1              5,568,750            0.5
                                                                --------------        -------
  Total.......................                                  $1,090,996,017          100.0%
                                                                ==============        =======

-------------------

(1) Ratings: Using the higher of S&P's, Moody's or Fitch's ratings on the Fund's investments. S&P and Fitch rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B, and CCC ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba, B, and Caa ratings.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

    The Fund's primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance the Fund will achieve its investment objectives. The Fund's investment objectives are considered fundamental and may not be changed without shareholder approval.

"VALUE INVESTING" POLICIES

    The Fund focuses its investments on dividend-paying or other income-producing securities that are trading below what the Investment Manager perceives to be their true market value. Securities selected for the Fund will be screened across parameters that include: below-market price-to-earnings ratios; financial strength; value metrics; and historical earnings growth.

PORTFOLIO INVESTMENT PARAMETERS

    Under normal market conditions at least 80% of the Fund's total assets at the time of investment (including the proceeds of any Preferred Shares or Borrowings in connection with the Fund's use of Financial Leverage) will consist of "dividend-paying securities" (i.e., common stocks and other equity securities of foreign and domestic companies which have historically paid periodic dividends to holders), or "income-producing securities" (i.e., non-dividend paying equity or debt securities having a history of regular payments or accrual of income to holders). This policy may be changed by the Fund's Board of Trustees, but no change is anticipated. If the Fund's policy changes, the Fund will provide shareholders at least 60 days' notice before implementation of the change. In addition, under normal market conditions, at least 65% of the Fund's total assets will consist of investments in dividend-paying common and preferred stocks. The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. There is no minimum credit rating for preferred stocks and debt securities in which the Fund may invest, although the Fund may invest up to 10% of its total assets in non-convertible fixed income securities of below investment grade quality. Non-investment grade quality securities are securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies ("S&P") or securities determined by the Fund's Investment Manager to be of comparable quality. Securities of below investment grade quality are commonly referred to as "junk bonds" and are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to sell a security if its credit rating is downgraded or withdrawn.

RATIONALE FOR INVESTING IN COMMON SHARES OF THE FUND

    The Investment Adviser believes that the investment of the Fund's assets primarily in dividend-paying common and preferred stocks that are trading below what the Investment Manager perceives to be their true market value offers investors in the Common Shares the opportunity to earn high current income and the potential for capital appreciation, based in part upon the profiles of historical returns, adjusted for risks (as measured by the volatility of those returns), of recognized indices of "value" equity securities in comparison to recognized indices of "growth" equity securities. In addition, the Investment Adviser believes, based in part upon historical information, that investment of the Fund's assets in value equity securities offers investors in the Common Shares the opportunity to participate in a growth rate of dividend distributions that has historically been higher than the rate of inflation.

PORTFOLIO CONTENTS

    COMMON STOCKS. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    PREFERRED STOCKS. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid.

    The Investment Manager believes that preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company's performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company's performance improves.

    CONVERTIBLE SECURITIES. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

    INVESTMENT GRADE DEBT SECURITIES. The Fund may invest in investment grade bonds of varying maturities issued by corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. The Fund may invest in debt securities of any maturity. Certain bonds are "perpetual" in that they have no maturity date.

    LOWER GRADE SECURITIES. The Fund may invest up to 10% of its total assets in non-convertible fixed-income securities of below investment grade quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Securities that are rated lower than "Baa" by Moody's or "BBB" by S&P, or which are of comparable quality, are commonly referred to as "junk bonds."

    Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of rating agencies, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Manager, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility, if any, financed by the issue, the perceived ability and integrity of the issuer's management and regulatory matters.

    FOREIGN SECURITIES. The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund expects that its investments in foreign securities will consist primarily of sponsored American Depository Receipts ("ADRs"). ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

INDUSTRY CONCENTRATION

    The Fund may invest up to 25% of its total assets in securities of issuers in a single industry. See "Risks--Industry Concentration Risk."

TEMPORARY DEFENSIVE INVESTMENTS

    Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying or other income-producing securities. However, when a temporary defensive posture is believed by the Investment Manager to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest, to the extent permitted by applicable law, in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with the Investment Adviser or the Investment Manager. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. See "Investment Restrictions" in the Fund's Statement of Additional Information. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser and Investment Manager, with respect to assets so invested. See "Management of the Fund--General." The Fund may not achieve its investment objectives during temporary defensive periods, and the utilization of Financial Leverage during temporary defensive periods may adversely affect the Fund's investment performance and the ability of the Fund to achieve its investment objectives.

                       CERTAIN OTHER INVESTMENT PRACTICES

    STRATEGIC TRANSACTIONS AND DERIVATIVES. The Fund may utilize certain strategies for purposes such as seeking to hedge various market risks inherent in the Fund's portfolio, to manage the effective maturity or duration of income-producing securities in the Fund's portfolio or in connection with the Fund's utilization of Financial Leverage ("Financial Leverage"), as used in this prospectus shall mean the collective leverage by the Fund through the issuance of Preferred shares and/or through the issuance of commercial paper or notes and/or other borrowing ("Borrowings") or otherwise. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon and enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Certain of these Strategic Transactions, such as options and futures contracts, are described briefly below. For a more complete discussion of the Fund's investment practices involving Strategic Transactions in derivatives and certain other investment techniques, see "Investment Objectives and Policies--Derivative Instruments" in the Fund's Statement of Additional Information.

    - OPTIONS. The Fund may purchase or sell, i.e., write, options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter ("OTC") market, as a means of achieving additional return or of hedging the value of the Fund's portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price. The Fund may purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the Fund's total assets.

    - FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices and U.S. government securities.

    WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

    Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

    SHORT SALES. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 10% of the Fund's total assets or 5% of such issuer's voting securities. The Fund also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

    If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e. income other than qualified dividend income).

    REPURCHASE AGREEMENTS. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Manager, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser, the Investment Manager or any of their affiliates.

    OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in

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which the Fund may invest directly. The Fund expects that these investments will primarily be in exchange traded funds. The Investment Manager generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds from this offering of AMPS or in connection with the issuance of other Financial Leverage, or during periods when there is a shortage of attractive securities available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risks, including greater volatility of net asset value and market price of the securities of such investment companies. The net asset value and market value of leveraged shares will be more volatile and the yield to holders of common stock in such leveraged investment companies will tend to fluctuate more than the yield generated by unleveraged shares.

    RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Manager pursuant to procedures adopted by the Fund's Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

    It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

    LOANS OF PORTFOLIO SECURITIES. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if
(i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

    If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. Income received by the Fund from borrowers of dividend-paying securities loaned by the Fund from its portfolio will be treated as fully taxable ordinary income (i.e. income other than qualified dividend income). See "Investment Objectives and Policies--Loans of Portfolio Securities" in the Fund's Statement of Additional Information. Under current rating agency guidelines in connection with the AMPS, securities lending by the Fund may not exceed 15% of the Fund's total gross assets. Such limit is subject to change by the rating agencies.

PORTFOLIO TURNOVER

    The Fund will buy and sell securities to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Under normal market conditions, the Fund anticipates that its annual portfolio turnover rate will not exceed 100%.

INVESTMENT RESTRICTIONS

    The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act, and Fund Preferred Shares voting together as a single class. See "Investment Restrictions" in the Statement of Additional Information for a complete list of the fundamental investment policies of the Fund. Additionally, as long as the AMPS are outstanding, the Statement requires a vote of the holders of AMPS and other Preferred Shares voting together as a separate class to change certain fundamental investment restrictions or the Fund's investment objectives. See "Description of the AMPS--Voting Rights." The Fund also is subject to certain rating agency guidelines regarding its issuance of AMPS, which are more limiting than its fundamental restrictions. See "Description of the AMPS" and the Statement attached as Appendix B to the Statement of Additional Information.

                              INVESTMENT STRATEGY

    Dreman Value Management, LLC, the Fund's Investment Manager, will be responsible for the overall management of the Fund's investments including the allocation of the portfolio between common, preferred and other securities. The Investment Manager will utilize a disciplined value strategy which has been developed over a period of 25 years of active investment management.

    In making stock selections, the Investment Manager seeks to invest in securities that have a yield greater than that of the S&P-Registered Trademark-500 Stock Index, as well as the potential for capital appreciation. In evaluating stocks, the Fund's Investment Manager compares companies' stock prices to their book values, cash flows and dividend yields and analyzes individual companies to seek to identify those that are financially sound and that appear to have strong potential for long-term growth and income.

    The Investment Manager seeks to select the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The Investment Manager may favor securities from different sectors at different times. The Investment Manager will normally sell a stock when it reaches a target price, its fundamental factors have changed or when it believes other investments offer better opportunities.

    The Investment Manager identifies potential investment opportunities by emphasizing stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings ("P/E") ratios, price-to-book ratios, price-to-cash flow ratios and above average dividend yields. The Investment Manager has over a period of 25 years conducted extensive studies which have led the Investment Manager to believe that consistently applying disciplined value strategies yields superior long-term total returns.

    The Investment Manager begins the investment process by starting with a quantitative screening process that identifies potentially undervalued stocks. The Investment Manager's objective is not merely to identify "cheap" stocks, since the Investment Manager believes that such an approach seldom achieves results that are consistently superior without unnecessary risks. The quantitative screening utilized by the Investment Manager reflects its process for identifying a universe of stocks from which to identify potential buying opportunities.

    The Investment Manager's primary screening criterion will be low P/E ratios, because of the Investment Manager's belief in the potentially superior performance characteristics of such stocks. After low P/E ratios, the Investment Manager will then consider the price-to-book values and price-to-cash flow relationships of stocks. The Investment Manager intends to focus the Fund's investments in companies whose market prices are low in relation to P/E, book value and cash flow in order to seek to buy solid assets and value, rather than paying a high price for a concept or fad. Another characteristic that the Investment Manager will seek to identify in the securities in which the Fund may invest is a relatively low or sharply declining institutional ownership. The Investment Manager believes that this factor indicates that such stocks are falling out of favor with the investment community and may indicate that such stocks are becoming cheap.

    The Investment Manager generally will stress companies that possess strong financial positions. Investment criteria will involve close analysis of debt-to-capital ratios to see if there is a manageable amount of debt on a company's balance sheet, with a goal of identifying companies with no more than 50% to 60% of their total capital composed of debt. In addition, an analysis of cash and current ratios will also be conducted, with a goal of determining whether the potential investment opportunities have strong staying power, and can self-finance themselves should the need arise. The Investment Manager's objective is to identify strong companies and not to speculate on weak stocks or potential bankruptcies, unless there are special circumstances that warrant examination.

    The Investment Manager will seek to invest in stocks that have an above-average dividend yield. The Investment Manager believes that high yield is a crucial indicator of investment success. Furthermore, the Investment Manager believes that the dividend growth rate of low P/E ratio stocks tends to be significantly greater than average. Generally, the Investment Manager adopts a buy-and-hold model portfolio, and the importance of dividends becomes a critical factor in total return in down-market periods. The Investment Manager believes that an above-average dividend yield gives a portfolio a potentially strong defensive characteristic. Furthermore, the Investment Manager believes that dividends not only provide most of any return during such periods, but the above-average dividend yield also provides strong protection in down markets. In a volatile market environment, the Investment Manager believes that dividend yield can lower a portfolio's volatility.

    The Investment Manager will apply a rigorous bottom-up fundamental analysis to the universe of stocks identified as investment opportunities in order to select a manageable group of promising stocks. The Investment Manager will seek to avoid problematical low P/E ratio stocks and concentrate on those stocks that have shown above-average earnings growth on both a five and ten year basis. The Investment Manager will apply careful and sophisticated analytical techniques to each stock in the low P/E ratio universe to identify those it believes have fundamental strength. In conducting its fundamental analysis, stocks with financial problems, structural deficiencies, management issues, lack of financial transparency or other identifiable problems will generally be pared from the list of potential buying opportunities. The Investment Manager intends to invest the Fund's assets allocated to stocks in approximately 30 to 60 stocks, divided among 10 to 15 industries.

    Since the Investment Manager intends to select securities that may be out of favor with investors, the Investment Manager believes in the importance of patience in waiting for the market's realization of underlying value to come into line with the Investment Manager's opinion of a security's value. As a consequence, the turnover rate of the Fund's portfolio may be significantly lower than industry averages.

                                     RISKS

    INVESTORS SHOULD CONSIDER THE FOLLOWING RISK FACTORS AND SPECIAL CONSIDERATIONS ASSOCIATED WITH INVESTING IN THE FUND.

RISKS OF INVESTING IN AMPS

    INTEREST RATE RISK. The Fund issues AMPS, which pay dividends based on short-term interest rates, and may use part of the proceeds to buy preferred stock and bonds, which bear intermediate to longer-term dividend or interest rates. The yields on preferred stocks and the interest on bonds are typically, although not always, higher than short-term interest rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, dividend rates on the AMPS may rise such that the amount of dividends paid to AMPS holders exceeds the income from the portfolio securities purchased with the proceeds from the sale of the AMPS. Because income from the Fund's entire investment portfolio (not just the portion purchased with part of the proceeds of the AMPS offering) is available to pay AMPS dividends, however, dividend rates on the AMPS would need to exceed greatly the Fund's net portfolio income before the Fund's ability to pay AMPS dividends would be jeopardized. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the AMPS.

    AUCTION RISK. You may not be able to sell your AMPS at an Auction if the Auction fails; that is, if there are more AMPS offered for sale than there are buyers for those AMPS. Also, if you place a Bid order at an Auction only at a specified rate, and that dividend rate exceeds the rate set at the Auction, you will not retain your AMPS. Finally, if you elect to buy or retain AMPS without specifying a rate below which you would not wish to continue to hold those AMPS, and the Auction sets a below market rate, you may receive a lower rate of return on your AMPS than the market rate. In addition, the Rate Periods for the AMPS may be changed by the Fund, subject to certain conditions with notice to the holders of the AMPS, which could also affect the liquidity of your investment. See "Description of the AMPS" and "The Auctions--Auction Procedures."

    SECONDARY MARKET RISK. It may not be possible to sell AMPS between Auctions or it may only be possible to sell them for a price of less than $25,000 per share plus any accumulated but unpaid dividends. If the Fund has designated a Special Rate Period (a Rate Period of more than seven days in the cases of Series M7, W7 or F7 and twenty-eight days in the cases of Series T28 or TH28), changes in interest rates could affect the price of AMPS sold in the secondary market. Broker-dealers may maintain a secondary trading market in the AMPS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the broker-dealers). The AMPS will not be registered on any stock exchange or on any automated quotation system. You may transfer shares outside of Auctions only to or through a Broker-Dealer that has entered into an agreement with the Fund's Auction Agent, The Bank of New York, or a broker-dealer who has entered into an agreement with a Broker-Dealer or such other persons as the Fund permits. If you sell your AMPS to a Broker-Dealer or a broker-dealer between Auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last Auction.

    RATINGS AND ASSET COVERAGE RISK. While Fitch and Moody's assign a rating of "AAA" or "Aaa," respectively, to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. A rating agency could withdraw or downgrade its rating on the AMPS, which may make the AMPS less liquid at an Auction or in the secondary market, although the downgrade would probably result in higher dividend rates. If a rating agency downgrades AMPS of the Fund, the Fund will alter its portfolio or redeem AMPS in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Fund may voluntarily redeem AMPS under certain circumstances. A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the AMPS are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of the AMPS will be able to sell such shares in an Auction or otherwise.

    DECLINE IN NET ASSET VALUE RISK. A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage.

    PAYMENT RESTRICTIONS. The Fund is prohibited from declaring, paying or making any dividends or distributions on AMPS unless it satisfies certain conditions. See "Description of the AMPS--Dividends and Rate Periods--Restrictions on Dividend, Redemption and Other Payments." The Fund is also prohibited from declaring, paying or making any dividends or distributions on Common Shares unless it satisfies certain conditions. These prohibitions on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. The Fund intends, however, to redeem AMPS if necessary to comply with the asset coverage requirements. There can be no assurance, however, that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "Tax Matters" in the Statement of Additional Information.

GENERAL RISKS OF INVESTING IN THE FUND

    The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

    LIMITED OPERATION HISTORY. The Fund is a recently organized, non-diversified, closed-end management investment company with a very limited operating history.

    INVESTMENT RISK. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in AMPS represents an indirect investment in the securities owned by the Fund, many of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your AMPS at any point in time may be worth less than what you invested.

    EQUITY RISK. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Also, the price of common stock of an issuer is sensitive to general movements in the stock market. A drop in the stock market may depress the price of most or all of the common stocks held by the Fund.

SPECIAL RISKS RELATED TO THE FUND'S INVESTMENTS IN PREFERRED SECURITIES

    There are special risks associated with investing in preferred securities, including:

    DEFERRAL. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

    NON-CUMULATIVE DIVIDENDS. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

    SUBORDINATION. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

    LIQUIDITY. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

    LIMITED VOTING RIGHTS. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

    SPECIAL REDEMPTION RIGHTS. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

INCOME RISK

    The income investors receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the Fund's portfolio holdings of preferred securities and debt securities may decline which then may adversely affect the Fund's distributions on AMPS as well.

"VALUE INVESTING" RISK

    The Fund focuses its investments on dividend paying or other income producing securities that the Investment Manager believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in securities.

These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor "growth" securities of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

FUND INTEREST RATE RISK

    Interest rate risk is the risk that fixed income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the AMPS.

    During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

    In typical interest rate environments, prices of fixed income securities with longer maturities generally fluctuate more in response to changes in interest rates than do the prices of fixed income securities with shorter-term maturities.

    Market interest rates for investment grade fixed income securities in which the Fund may invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increase the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and the degree to which asset values may decline in such events.

INFLATION RISK

    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's shares and distributions thereon can decline. In an inflationary period, however, it is expected that, through the Auction process, AMPS dividend rates would increase, tending to offset this risk.

LOWER GRADE SECURITIES

    The Fund may invest up to 10% of its total assets in non-convertible preferred stock or debt securities considered below investment grade quality. These high yield securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

    -  greater volatility;

    -  greater credit risk and risk of default;

    - potentially greater sensitivity to general economic or industry conditions;

    -  potential lack of attractive resale opportunities (illiquidity); and

    -  additional expenses to seek recovery from issuers who default.

    In addition, the prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market value of lower grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

    As a part of its investments in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Manager believes that such issuers will honor their obligations, emerge from bankruptcy protection and that the value of these securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not appreciate.

    For a further description of lower-rated securities and the risks associated therewith, see "Investment Objectives and Policies--Additional Investment Policies--Additional Information Regarding Lower Grade Securities" in the Statement of Additional Information. For a description of the ratings categories of certain recognized statistical ratings agencies, see Appendix A to this prospectus.

FOREIGN SECURITIES

    The Fund may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

    There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

    The Fund expects that its investments in foreign securities will primarily consist of sponsored ADRs. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

DERIVATIVES RISK

    Participation in options, futures and other Strategic Transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Manager's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, futures contracts and options on futures contracts and securities indices include:

    - dependence on the Investment Manager's ability to predict correctly movements in the direction of interest rates and securities prices;

    - imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged;

    - the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

    - the possible absence of a liquid secondary market for any particular instrument at any time;

    - the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

    - the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

    -  the creditworthiness of counterparties.

    FUTURES TRANSACTIONS. Futures and options on futures entail certain risks, including but not limited to the following:

    - no assurance that futures contracts or options on futures can be offset at favorable prices;

    - possible reduction of the return of the Fund due to the use of hedging;

    - possible reduction in value of both the securities hedged and the hedging instrument;

    -  possible lack of liquidity due to daily limits on price fluctuations;

    - imperfect correlation between the contracts and the securities being hedged; and

    - losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

    COUNTERPARTY RISK. The Fund will be subject to credit risk with respect to the counterparties to the over-the-counter derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

ILLIQUID SECURITIES RISK

    The Fund may invest in unregistered and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.

INDUSTRY CONCENTRATION RISK

    The Fund may invest up to 25% of its total assets in securities of a single industry. Should the Fund choose to focus its investments in a particular industry or industries, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives.

OTHER INVESTMENT COMPANIES

    The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will be primarily in exchange traded funds. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risks including greater volatility of net asset value and market price of the securities of such investment companies.

NON-DIVERSIFIED STATUS

    The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for U.S. federal income tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the Fund must comply with the diversification requirements of the Code applicable to regulated investment companies. See "Taxation." Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

MANAGEMENT RISK

    The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser has not previously served as an investment adviser to an investment company, although an affiliate of the Investment Adviser acts as servicing agent to various investment companies. In addition, in acting as the Fund's investment manager of its portfolio securities, the Investment Adviser and Investment Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

DEPENDENCE ON KEY PERSONNEL

    Although the Investment Manager believes it has other experienced senior personnel, the Investment Manager is dependent upon the expertise of Mr. Dreman in providing advisory services with respect to the Fund's investments. If the Investment Manager were to lose the services of Mr. Dreman, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Dreman in the event of his death, resignation, retirement or inability to act on behalf of the Investment Manager.

CURRENT DEVELOPMENTS RISKS

    As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. Securities Markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, Auctions, secondary trading, rating, credit risk, inflation and other factors relating to the Fund.

                             MANAGEMENT OF THE FUND
GENERAL

    The Fund's Board of Trustees (who, with its officers, are described in the Statement of Additional Information) has overall responsibility for the management of the Fund. The Board of Trustees decides upon matters of general policy and reviews the actions of the Investment Adviser, the Investment Manager and other service providers of the Funds.

THE INVESTMENT ADVISER

    Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, Inc., acts as the Fund's Investment Adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company, with its principal offices located at 210 N. Hale Street, Wheaton, Illinois 60187. Pursuant to the Advisory Agreement, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund's Investment Manager, provides personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. Claymore Advisors, LLC has not acted previously as an investment adviser to an investment company. Claymore Securities, Inc., an affiliate of the Investment Adviser acts as servicing agent to various investment companies and specializes in the creation, development and distribution of investment solutions for advisers and their valued clients.

    As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to .85% of the Fund's average daily Managed Assets (as defined below). Under the terms of an investment sub-advisory agreement between the Fund, the Investment Adviser and the Investment Manager, the Investment Adviser pays an aggregate amount equal to 60% of the investment management fees paid to the Investment Adviser by the Fund to the Investment Manager, net of any amounts that the Investment Adviser is obligated to pay to one or more of the underwriters in the offering of the Common Shares representing additional compensation in connection with such offering.

THE INVESTMENT MANAGER

    Dreman Value Management, LLC acts as the Fund's Investment Manager pursuant to a sub-advisory agreement with the Investment Adviser (the "Sub-advisory Agreement"). The Investment Manager is a Delaware limited liability company with principal offices located at 10 Exchange Place, Suite 2150, Jersey City, New Jersey 07302. The Investment Manager was organized in April 1997, and its predecessor firms date back to 1977. The Investment Manager acts as investment adviser for individuals, pension trusts, and endowments, and investment companies with aggregate assets under management of approximately
$10.28 billion as of February 29, 2004. Pursuant to the Sub-advisory Agreement, the Investment Manager, under the supervision of the Fund's Board of Trustees and the Investment Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates.

    David N. Dreman will have primary responsibility for selecting the Fund's investments. Mr. Dreman began his investment career in 1957, founded the predecessor to Dreman Value Management, LLC, and has served as chairman and chief investment officer of the firm since its inception. Mr. Dreman is the author of four books on investment management, including CONTRARIAN INVESTMENT
STRATEGIES: THE NEXT GENERATION and PSYCHOLOGY AND THE STOCK MARKET.

ADVISORY AGREEMENT

    Pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the "Advisory Agreement"), the Fund has agreed to pay the Investment Adviser a management fee payable on a monthly basis at the annual rate of .85% of the Fund's average daily total assets (including the assets attributable to the proceeds from any Financial Leverage) minus liabilities (other than liabilities related to any Financial Leverage) ("Managed Assets") for the services and facilities it provides. The liquidation preference of the Fund Preferred Shares, if any, is not a liability.

    In addition to the fees of the Investment Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Investment Adviser or the Investment Manager), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Financial Leverage, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

    Because the fees received by the Investment Adviser are based on the Managed Assets of the Fund (including assets represented by the proceeds of any Financial Leverage), the Investment Adviser has a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Investment Adviser and the holders of the Fund's Common Shares. Because holders of the Fund's Preferred Shares or its Borrowings receive a specified rate of return, the Fund's investment management fees and other expenses, including expenses incurred in the issuance of any

Financial Leverage, are paid only by the holders of Common Shares and not by holders of the Fund's Preferred Shares or Borrowings.

                            DESCRIPTION OF THE AMPS

    The following is a general description of the terms of the AMPS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Declaration of Trust and Statement, including the provisions thereof establishing the AMPS. The Fund's Declaration of Trust and the form of Statement establishing the terms of the AMPS have been filed as exhibits to or incorporated by reference in the Registration Statement of which this prospectus is a part. The Statement (creating the AMPS) may be found in Appendix B to the Fund's Statement of Additional Information.

GENERAL

    The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including AMPS, having a par value of $.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the shareholders. The Fund's Statement currently authorizes the number of shares of AMPS of each series set forth below in "Description of Capital Structure." The AMPS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of the AMPS--Liquidation Rights."

    The AMPS of each series will rank on parity with shares of any other series of AMPS and with shares of other series of Preferred Shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each share of AMPS has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of shares owned by each respective shareholder. The AMPS will not be convertible into Common Shares or other shares of beneficial interest of the Fund, and the holders thereof will have no preemptive or cumulative voting rights.

DIVIDENDS AND RATE PERIODS

    GENERAL. After the Initial Rate Period, each Subsequent Rate Period for the AMPS will generally consist of seven days (a "7-Day Rate Period") in the cases of Series M7, W7 and F7 and 28 days (a "28-Day Rate Period") in the cases of the Series T28 and TH28; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Rate Period as discussed below. The holders of the Fund's AMPS will be entitled to receive, when, as and if declared by that Fund's Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their AMPS, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the dates set forth below. Dividends on the AMPS of the Fund so declared and payable shall be paid in preference to and in priority over any dividends declared and payable on the Fund's Common Shares.

    Dividends on the AMPS will accumulate from the date on which the Fund originally issues the AMPS (the "Date of Original Issue") and will be payable on the AMPS on the dates described below. Dividends on the AMPS with respect to the Initial Rate Period shall be payable on the applicable Initial Dividend Payment Date. Following the Initial Dividend Payment Date, dividends on the AMPS will generally be payable either (i) with respect to any 7-Day Rate Period, any 28-Day Rate Period and any Special Rate Period of 28 or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Special Rate Period of more than 28 days, monthly on the first Business Day of each calendar month and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next Business Day following the originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees shall fix the Dividend Payment Date. The Board of Trustees by resolution prior to authorization of a dividend by the Board of Trustees may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of AMPS set forth in the Statement. The Initial Rate Period, 7-Day Rate Periods, 28-Day Rate Periods and Special Rate Periods are hereinafter sometimes referred to as a "Rate Period." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

    If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

- the Dividend Payment Date for the affected Rate Period will be the next business day on which the Fund and its paying agent, if any, are able to cause the dividend to by paid using their reasonable best efforts;

- the affected Rate Period will end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

- the next Rate Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

    Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends.

    Each dividend will be paid to the record holder of the AMPS, which holder is expected to be the nominee of the Securities Depository. See "The Auctions--General--Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Rate Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on the AMPS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

    Holders of the AMPS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "Non-payment period; late charge" below. No interest will be payable in respect of any dividend payment or payments on the AMPS which may be in arrears.

    The amount of cash dividends per share of AMPS payable (if declared) on each Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Rate Period by a fraction, the numerator of which will be the number of days in such Rate Period and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent to arrive at the dividends per share.

    NOTIFICATION OF RATE PERIOD. The Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Rate Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Rate Period for the AMPS will be a number of days (other than seven in the cases of Series M7, Series W7 and Series F7 and other than twenty-eight in the cases of Series T28 and TH28), evenly divisible by seven, and not fewer than seven nor more than 364 in the case of a Short-Term Rate Period or one whole year or more but not greater than five years in the case of a Long-Term Rate Period, specified in such notice, provided that the Fund may not give a Request for Special Rate Period of greater than 28 days (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and unless full cumulative dividends and any amounts due with respect to redemptions prior to such date have been paid in full. Such Request for Special Rate Period, in the case of a Short-Term Rate Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the AMPS and, in the case of a Long-Term Rate Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the AMPS. Upon receiving such Request for Special Rate Period, the Broker-Dealers jointly shall determine whether it is advisable that the Fund issue a Notice of Special Rate Period as contemplated by such Request for Special Rate Period and shall determine the Optional Redemption Price of the AMPS during such Special Rate Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date.

    If the Broker-Dealers shall not give the Fund and the Auction Agent a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Special Rate Period for the AMPS, the Fund may not give a Notice of Special Rate Period in respect of such Request for Special Rate Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Rate Period for the AMPS, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Rate Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Rate Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund also shall provide a copy of such Notice of Special Rate Period to Fitch and Moody's. The Fund shall not give a Notice of Special Rate Period, and, if such Notice of Special Rate Period shall have been given already, shall give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act AMPS Asset Coverage is not satisfied or the Fund shall fail to maintain Fitch Eligible Assets or Moody's Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Rate Period (using as a pro forma dividend rate with respect to such Special Rate Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the AMPS with an equal rate period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealers jointly advise the Fund that, after consideration of the factors listed above, they have concluded that it is advisable to give a Notice of Revocation. The Fund also shall provide a copy of such Notice of Revocation to Fitch and Moody's. The Fund also must have received confirmation from Moody's and Fitch or any Substitute Rating Agency that the proposed Special Rate Period will not adversely affect such agency's then current rating on the AMPS, and the lead Broker-Dealer designated by the Fund (currently Merrill Lynch) must not have objected to declaration of a Special Rate Period. If the Fund is prohibited from giving a Notice of Special Rate Period as a result of the factors enumerated in clause (x), (y) or (z) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Rate Period, the next succeeding Rate Period for that series will be a 7-Day Rate Period in the cases of Series M7, W7 and F7 or a 28-Day Rate Period in the cases of Series T28 or TH28. In addition, in the event Sufficient Clearing Bids are not made in any Auction, including an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, or an Auction is not held for any reason, the next succeeding Rate Period will be a 7-Day Rate Period in the cases of Series M7, W7 and F7 or a 28-Day Rate Period in the cases of Series T28 or TH28, and the Fund may not again give a Notice of Special Rate Period (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Rate Period in the cases of Series M7, W7 and F7 or a 28-Day Rate Period in the cases of Series T28 or TH28.

    DETERMINATION OF DIVIDEND RATE. The dividend rate on the AMPS during the period from and including the Date of Original Issue for the AMPS to but excluding the Initial Dividend Payment Date for the AMPS (the "Initial Rate Period") will be the rate per annum set forth on the inside cover page hereof. Commencing on the Initial Dividend Payment Date for the AMPS, the Applicable Rate on the AMPS for each Subsequent Rate Period, which Subsequent Rate Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Rate Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Rate Period. The Initial Rate Period and each Subsequent Rate Period for the AMPS is referred to herein as a "Rate Period."

    The dividend rate that results from an Auction will not be greater than the Maximum Applicable Rate described below.

    The "Maximum Applicable Rate" for any standard Rate Period will be (as set forth in the table below) the greater of (A) the Applicable Percentage of the Reference Rate or (B) the Applicable Spread (as set forth below) plus the Reference Rate. The Reference Rate is the applicable LIBOR Rate (for a Rate Period or a Special Rate Period of fewer than 365 days), or the applicable Treasury Index Rate (for a Special Rate Period of 365 days or more). In the case of a Special Rate Period, the Maximum Applicable Rate will be specified by the Fund in the notice of the Special Rate Period for such dividend payment period. The Applicable Percentage and the Applicable Spread will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Fitch and Moody's. If Fitch and Moody's or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a Substitute Rating Agency.

CREDIT RATINGS FOR AMPS

                APPLICABLE PERCENTAGE OF
MOODY'S  FITCH       REFERENCE RATE       APPLICABLE SPREAD
-------  -----  ------------------------  -----------------
Aaa      AAA        125%                   125 bps
         AA-
Aa3 to   to
  Aa1    AA+        150%                   150 bps
A3 to    A- to
  A1     A+         200%                   200 bps
         BBB-
Baa3 to  to
  Baa1   BBB+       250%                   250 bps
         BB+
Ba1 and  and
  below  below      300%                   300 bps

    Assuming the Fund maintains an Aaa/AAA rating on the AMPS, the practical effect of the different methods used to calculate the Maximum Applicable Rate is shown in the table below:

                 MAXIMUM APPLICABLE    MAXIMUM APPLICABLE   METHOD USED TO
                        RATE                  RATE             DETERMINE
                USING THE APPLICABLE  USING THE APPLICABLE    THE MAXIMUM
REFERENCE RATE       PERCENTAGE              SPREAD         APPLICABLE RATE
--------------  --------------------  --------------------  ---------------
   1%              1.25%                 2.25%               Spread
   2%              2.50%                 3.25%               Spread
   3%              3.75%                 4.25%               Spread
   4%              5.00%                 5.25%               Spread
   5%              6.25%                 6.25%               Either
   6%              7.50%                 7.25%              Percentage

    The Applicable Percentage and the Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Fund shall take all reasonable action necessary to enable either Moody's or Fitch to provide a rating for each series of AMPS. If neither Moody's nor Fitch shall make such a rating available, the Fund shall select another rating agency to act as a Substitute Rating Agency.

    Prior to each dividend payment date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any Auction. The Fund does not intend to establish any reserves for the payment of dividends. Cash dividends shall be calculated as set forth above under "--Dividends and Rate Periods--General."

    NON-PAYMENT PERIOD; LATE CHARGE. A Non-Payment Period will commence if the Fund fails to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on the AMPS payable on such Dividend Payment Date or
(ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares (if declared) payable on such Dividend Payment Date or (B) on any redemption date for the AMPS called for redemption, the Mandatory Redemption Price per share of such AMPS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for the AMPS will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of the AMPS of such series. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clauses (ii) (A) or (ii) (B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period." The Applicable Rate for each Rate Period for the AMPS of any series, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Rate Period commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Rate Period in the cases of Series M7, W7 and F7 or a 28-Day Rate Period in the cases of Series T28 and TH28. Any dividend on the AMPS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any AMPS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Rate Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.

    The Non-Payment Period Rate initially will be 300% of the applicable Reference Rate, provided that the Board of Trustees of the Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Fund determines and Fitch and Moody's (or any Substitute Rating Agency in lieu of Fitch and Moody's in the event such party shall not rate the AMPS) advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then-current rating on the AMPS.

    RESTRICTIONS ON DIVIDENDS, REDEMPTION AND OTHER PAYMENTS. Under the 1940 Act, the Fund may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding AMPS would be less than 200% (or such other percentage as in the future may be required by law). Under the Code, the Fund must, among other things, distribute each year at least 90% of the sum of its investment company taxable income and certain other income in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, other distributions and purchases in certain circumstances may impair the Fund's ability to maintain such qualification. See "Taxation."


    Upon any failure to pay dividends on the AMPS for two years or more, the holders of the AMPS will acquire certain additional voting rights. See "--Voting Rights" below.


    For so long as any AMPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest of the Fund, if any, ranking junior to the AMPS as to dividends or upon liquidation) in respect of Common Shares or any other shares of the Fund ranking junior to or on a parity with the AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to AMPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to or on a parity with AMPS as to dividends and upon liquidation), unless
(A) immediately after such transaction, the Fund would have Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount, and the 1940 Act AMPS Asset Coverage (see "Rating agency guidelines and asset coverage" and "Redemption" below) would be satisfied, (B) full cumulative dividends on the AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, and (C) the Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Statement.

REDEMPTION

    MANDATORY REDEMPTION. The Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, the AMPS to the extent permitted under the 1940 Act and Delaware law, on a date fixed by the Board of Trustees, if the Fund fails to maintain Fitch Eligible Assets or Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount or to satisfy the 1940 Act AMPS Asset Coverage and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" of AMPS means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. Any such redemption will be limited to the lesser number of AMPS necessary to restore the Discounted Value or the 1940 Act AMPS Asset Coverage, as the case may be, or the maximum number that can be redeemed with funds legally available under the Declaration of Trust and applicable law.

    OPTIONAL REDEMPTION. To the extent permitted under the 1940 Act and under Delaware law, upon giving a Notice of Redemption, as provided below, the Fund, at its option, may redeem the AMPS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no AMPS may be redeemed at the option of the Fund during (a) the Initial Rate Period with respect to the AMPS or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. The Fund has the authority to redeem the AMPS for any reason and may redeem all or part of the outstanding AMPS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of Common Shares for any significant period of time than that obtainable if the Common Shares were unleveraged.

    Notwithstanding the provisions for redemption described above, no AMPS shall be subject to optional redemption (i) unless all dividends in arrears on all remaining outstanding AMPS, and all Preferred Shares of the Fund ranking on a parity with the AMPS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) if redemption thereof would result in the Fund's failure to maintain Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; PROVIDED, HOWEVER, that the foregoing shall not prevent the purchase or acquisition of all outstanding AMPS of such series pursuant to a successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding AMPS of such series.

LIQUIDATION RIGHTS

    Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of AMPS will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest of the Fund ranking junior in right of payment upon liquidation of AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payment. If such assets of the Fund shall be insufficient to make the full liquidation payment on outstanding AMPS and liquidation payments on any other outstanding class or series of Preferred Shares of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of AMPS will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

    The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Statement. These requirements are summarized below.

    1940 ACT AMPS ASSET COVERAGE. The Fund will be required under the Statement to maintain, with respect to the AMPS, as of the last Business Day of each month in which any AMPS are outstanding, asset coverage of at least 200% with respect to senior securities which are beneficial interests in the Fund, including the AMPS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are beneficial interests of a closed-end investment company as a condition of paying dividends on its common shares) ("1940 Act AMPS Asset Coverage"). If the Fund fails to maintain 1940 Act AMPS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the AMPS. See "--Redemption" above.


    The 1940 Act AMPS Asset Coverage immediately following the issuance of AMPS offered hereby (after giving effect to the deduction of the sales load and offering expenses for the AMPS) computed using the Fund's net assets as of February 23, 2004 and as if (i) the 1,900,000 Common Shares, issued on
March 16, 2004 pursuant to a partial exercise of an overallotment option in connection with the Fund's initial public offering of its Common Shares had been issued as of such date, (ii) the AMPS had been issued as of such date and
(iii) all amounts drawn under the Credit Agreement had been repaid in full as of such date will be as follows:


        Value of Fund assets less liabilities
          not constituting senior securities               $1,287,248,450
                                                      =                     =    302.9%
        -------------------------------------               ------------

     Senior securities representing indebtedness           $ 425,000,000
            plus liquidation value of AMPS

PREFERRED SHARES BASIC MAINTENANCE AMOUNT

    The Fund intends that, so long as AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Fitch and Moody's in connection with the Fund's receipt of a rating for such shares on or prior to their Date of Original Issue of at least "AAA/Aaa" from Fitch and Moody's. Fitch and Moody's, which are rating agencies, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines described below have been developed by Fitch and Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred shares, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred shares will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to satisfy current requirements necessary for Fitch and Moody's to issue the above-described ratings for AMPS, which ratings generally are relied upon by investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

    The Fund intends to maintain a Discounted Value for its portfolio at least equal to the Preferred Shares Basic Maintenance Amount. Both Fitch and Moody's have established guidelines for determining Discounted Value. These guidelines define eligible portfolio assets ("Fitch Eligible Assets" and "Moody's Eligible Assets"). To the extent any particular portfolio holding does not satisfy these guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value of the Fund's portfolio assets. The Fitch and Moody's guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio of the Fund at any time may vary depending upon the rating, diversification and other characteristics of eligible assets included in the portfolio, although it is not anticipated in the normal course of business the value of such assets will exceed 20% of the Fund's total assets. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of AMPS then outstanding and (b) certain accrued and projected payment obligations of the Fund.

    Upon any failure to maintain the required aggregate Discounted Value, the Fund will seek to alter the composition of its portfolio to retain a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount on or prior to the Preferred Shares Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the AMPS will be subject to mandatory redemption. See "--Redemption." The Preferred Shares Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of AMPS then outstanding and (ii) certain accrued and projected payment obligations of the Fund.

    The Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Fitch and Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the AMPS, at any time, may change or withdraw any such rating. As set forth in the Statement, the Fund's Board of Trustees, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from Fitch or Moody's that any such change would not impair the ratings then assigned by Fitch or Moody's to the AMPS as applicable.

    As recently described by Fitch and Moody's, a preferred shares rating is an assessment of the capacity and willingness of an issuer to pay preferred shares obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines described above address the likelihood that a holder of AMPS will be able to sell such shares in an Auction. The ratings are based on current information furnished to Fitch and Moody's by the Fund, the Investment Manager and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a rating agency.

    A rating agency's guidelines will apply to the Fund's AMPS only so long as such agency is rating such shares. The Fund will pay certain fees to each rating agency that rates the Fund's AMPS.

VOTING RIGHTS

    Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of AMPS of the Fund will be entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of Common Shares and other Preferred Shares of the Fund as a single class.

    In connection with the election of the Fund's trustees, holders of the AMPS and any other Preferred Shares, voting as a separate class, shall be entitled at all times to elect two of the Fund's trustees, and the remaining trustees will be elected by holders of Common Shares and AMPS and any other Preferred Shares, voting together as a single class. In addition, if at any time dividends on outstanding AMPS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any Preferred Shares are entitled, together with the holders of AMPS, to elect a majority of the trustees of the Fund under the 1940 Act, then the number of trustees constituting the Board of Trustees automatically shall be increased by the smallest number that, when added to the two trustees elected exclusively by the holders of AMPS and any other Preferred Shares as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected, the holders of the AMPS and any other Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees which such holders in any event will be entitled to elect, constitutes a majority of the total number of trustees of the Fund as so increased. The terms of office of the persons who are trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding AMPS and any other Preferred Shares for all past Rate Periods, the additional voting rights of the holders of AMPS and any other Preferred Shares as described above shall cease, and the terms of office of all of the additional trustees elected by the holders of AMPS and any other Preferred Shares (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the holders of AMPS and any other Preferred Shares have the right to elect in any event) will terminate automatically.

    The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding AMPS and any other Preferred Shares, voting as a separate class, will be required to (i) authorize, create or issue any class or series of shares ranking prior to the AMPS or any other series of Preferred Shares with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another class of Preferred Shares which are substantially identical in all respects to the AMPS or (ii) amend, alter or repeal the provisions of the Declaration of Trust or the Statement, whether by merger, consolidation or otherwise, so as adversely to affect any of the contract rights expressly set forth in the Declaration of Trust or the Statement of holders of AMPS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of Trust of a holder of shares of a series of AMPS differently than those of a holder of shares of any other series of AMPS without the affirmative vote of at least a majority of votes entitled to be cast by holders of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board of Trustees, however, without shareholder approval, may amend, alter or repeal any or all of the various rating agency guidelines described herein in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to the AMPS. Unless a higher percentage is provided for under "Certain Provisions in the Fund's Governing Documents," the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding AMPS and any other Preferred Shares, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objectives or changes in any fundamental investment restrictions. See "Investment Restrictions" in the Statement of Additional Information. The class vote of holders of AMPS and any other Preferred Shares described above in each case will be in addition to a separate vote of the requisite percentage of Common Shares and AMPS and any other Preferred Shares, voting together as a single class, necessary to authorize the action in question.

    The foregoing voting provisions will not apply to the AMPS if, at or prior to the time when the act with respect to which such vote otherwise would be required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                  THE AUCTIONS
GENERAL

    Holders of the AMPS will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Trustees of the Fund, out of the funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Rate Period and, thereafter, on each Dividend Payment Date with respect to a Subsequent Rate Period at the rate per annum equal to the Applicable Rate for each such Rate Period.

    The provisions of the Statement establishing the terms of the AMPS offered hereby will provide that the Applicable Rate for each Rate Period after the Initial Rate Period therefor will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Rate Period due to implementation of the auction procedures set forth in the Statement (the "Auction Procedures") in which persons determine to hold or offer to purchase or sell the AMPS. The Statement, which contains the Auction Procedures, is attached as Appendix B to the Fund's Statement of Additional Information. Each periodic operation of such procedures with respect to the AMPS is referred to hereinafter as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on or the redemption price of the AMPS called for redemption, the Applicable Rate for the AMPS will be determined as set forth under "Description of the AMPS--Dividends and Rate Periods--Determination of Dividend Rate."

    AUCTION AGENT AGREEMENT. The Fund will enter into an agreement (the "Auction Agent Agreement") with The Bank of New York (together with any successor bank or trust company or other entity entering into a similar agreement with the Fund, the "Auction Agent"), which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for the AMPS. The Fund will pay the Auction Agent compensation for its services under the Auction Agent Agreement.

    The Auction Agent may terminate the Auction Agent Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agent Agreement. The Fund may terminate the Auction Agent Agreement, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

    In addition to serving as the Auction Agent, the Auction Agent will be the transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions and will not be responsible for any evaluation or verification of any matters certified to it.

    BROKER-DEALER AGREEMENTS. The Auctions require the participation of one or more broker-dealers. The Auction Agent will enter into an agreement with Merrill Lynch with respect to the Fund and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more other broker-dealers (collectively, the "Broker-Dealers") selected by the Fund, which provide for the participation of such Broker-Dealers in Auctions. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreement with Merrill Lynch may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.

    The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of AMPS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Rate Period or 28-Day Rate Period shall be payable at the annual rate of 0.25% of the purchase price of the AMPS placed by such Broker-Dealer in any such Auction and (ii) for any Special Rate Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Rate Period with respect to such Auction. For the purposes of the preceding sentence, the AMPS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

    The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of AMPS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

    SECURITIES DEPOSITORY. The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the AMPS. One or more registered certificates for all of the shares of each series of AMPS initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. The certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the AMPS contained in the Statement. Cede & Co. initially will be the holder of record of all AMPS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the AMPS held by each

Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of AMPS will be duly made by making payments to the nominee of the Securities Depository.

AUCTION PROCEDURES

    The following is a brief summary of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Statement set forth in Appendix B to the Fund's Statement of Additional Information.

    AUCTION DATE. An Auction to determine the Applicable Rate for the AMPS offered hereby for each Rate Period for such shares (other than the Initial Rate Period therefor) will be held on the last Business Day preceding the first day of such Rate Period, which first day is also the Dividend Payment Date for the preceding Rate Period (the date of each Auction being referred to herein as an "Auction Date").

    The Auction Date and the first day of the related Rate Period (both of which must be Business Days) need not be consecutive calendar days. See "Description of the AMPS--Dividends and Rate Periods" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.

    ORDERS BY BENEFICIAL OWNERS, POTENTIAL BENEFICIAL OWNERS, EXISTING HOLDERS AND POTENTIAL HOLDERS. On or prior to each Auction Date for a series of AMPS:

    (a) each Beneficial Owner may submit to its Broker-Dealer by telephone orders ("Orders") with respect to a series of AMPS as follows:

        (i) Hold Order--indicating the number of outstanding AMPS, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Rate Period for such shares;

        (ii) Bid--indicating the number of outstanding AMPS, if any, that such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Rate Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

       (iii) Sell Order--indicating the number of outstanding AMPS, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Rate Period for such shares; and

    (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of AMPS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of AMPS which they offer to purchase provided that the Applicable Rate for the next Rate Period for such shares is not less than the rates per annum specified in such Bids.

    A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

    In an Auction, a Beneficial Owner may submit different types of Orders with respect to AMPS then held by such Beneficial Owner, as well as Bids for additional AMPS. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "--Submission of Orders by Broker-Dealers to Auction Agent" below.

    The Fund will take all reasonable action necessary to enable Fitch and Moody's to provide a rating for the AMPS. If Fitch or Moody's shall not make such a rating available, the Investment Adviser and the Investment Manager or their affiliates and successors, after consultation with the Fund and the Broker-Dealers, will select another rating agency (a "Substitute Rating Agency") to act as a Substitute Rating Agency.

    Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and rejection of Submitted Bids and Submitted Sell Orders and allocation of Shares."

    Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. A Broker-Dealer also may hold AMPS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any AMPS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect to AMPS held by it, as described in the next paragraph. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "--Notification of Results; Settlement."

    If one or more Orders covering in the aggregate all of the outstanding AMPS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Existing Holder or otherwise, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Rate Period of 91 days or less) and a Sell Order (in the case of an Auction relating to a Special Rate Period of longer than 91 days) to have been submitted by or on behalf of such Existing Holder covering the number of outstanding AMPS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

    If all of the outstanding AMPS are subject to Submitted Hold Orders, the Rate Period next succeeding the Auction automatically shall be the same length as the immediately preceding Rate Period, and the Applicable Rate for the next Rate Period for all the AMPS will be 90% of the Reference Rate on the date of the applicable Auction.

    For the purposes of an Auction, the AMPS for which the Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at the Fund's custodian bank for the benefit of the Auction Agent, as set forth under "Description of the AMPS--Redemption," will not be considered as outstanding and will not be included in such Auction.

Pursuant to the Statement of the Fund, the Fund will be prohibited from reissuing and its affiliates (other than the underwriters) will be prohibited from transferring (other than to the Fund) any AMPS they may acquire. Neither the Fund nor any affiliate of the Fund (other than the underwriters) may submit an Order in any Auction, except that an affiliate of the Fund that is a Broker-Dealer may submit an Order.

    SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT. Prior to
1:30 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the AMPS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

    If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (0.001) of 1%. If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding AMPS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

     (i) any Hold Order will be considered valid up to and including the number of outstanding AMPS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of AMPS subject to such Hold Orders exceeds the number of outstanding AMPS held by such Existing Holder, the number of AMPS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding AMPS held by such Existing Holder;

     (ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding AMPS held by such Existing Holder over the number of outstanding AMPS subject to any Hold Order referred to in clause (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause
           (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (ii) shall be treated as the subject of a Bid by a Potential Holder; and

    (iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding AMPS held by such Existing Holder over the sum of the number of AMPS subject to Hold Orders referred to in clause (i) above and the number of AMPS subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of AMPS subject to such Sell Orders is greater than such excess, the number of AMPS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of AMPS equal to such excess.

    If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of AMPS therein specified.

    DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE. Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding AMPS over the number of outstanding AMPS subject to Submitted Hold Orders (such excess being referred to as the "Available AMPS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding AMPS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable Rate). If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the available AMPS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Rate Period for the AMPS then outstanding. If Sufficient Clearing Bids have not been made (other than because all outstanding AMPS are the subject of Submitted Hold Orders), the Rate Period next following the Auction automatically will be a 7-Day Rate Period in the cases of Series M7, W7 and F7 and a 28-Day Rate Period in the cases of Series T28 and TH28 and the Applicable Rate for such Rate Period will be equal to the Maximum Applicable Rate.

    If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of the AMPS subject to such Submitted Sell Orders. See "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

    ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES. Based on the determinations described under "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round, the Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling or a Potential Holder purchasing, a number of shares of a series of AMPS that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. See the Fund's Statement set forth in Appendix B to the Fund's Statement of Additional Information.

    NOTIFICATION OF RESULTS; SETTLEMENT. The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Rate Period for the related AMPS by telephone at approximately 3:30 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling AMPS as a result of the Auction and will advise each customer purchasing or selling AMPS to give instructions to its Agent Member of the Securities

Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate.

    In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of AMPS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to AMPS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the AMPS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

    The following is a simplified example of how a typical Auction works. Assume that the Fund has 1,000 outstanding AMPS and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the Auction:

Current Holder A........................  Owns 500 shares, wants to sell all 500    Bid order of 2.1% rate for all 500
                                          shares if Applicable Rate is less than    shares
                                          2.1%
Current Holder B........................  Owns 300 shares, wants to hold            Hold Order--will take the Applicable
                                                                                    Rate
Current Holder C........................  Owns 200 shares, wants to sell all 200    Bid order of 1.9% rate for all 200
                                          shares if Applicable Rate is less than    shares
                                          1.9%
Potential Holder D......................  Wants to buy 200 shares                   Places order to buy at or above 2.0%
Potential Holder E......................  Wants to buy 300 shares                   Places order to buy at or above 1.9%
Potential Holder F......................  Wants to buy 200 shares                   Places order to buy at or above 2.1%

    The lowest dividend rate that will result in all 1,000 AMPS continuing to be held is 2.0% (the offer by D). Therefore, the Applicable Rate will be 2.0%. Current Holders B and C will continue to own their shares. Current Holder A will sell its shares because A's dividend rate bid was higher than the Applicable Rate. Potential Holder D will buy 200 shares and Potential Holder E will buy 300 shares because their bid rates were at or below the Applicable Rate. Potential Holder F will not buy shares because its bid rate was above the Applicable Rate.

SECONDARY MARKET TRADING AND TRANSFER OF AMPS

    The Broker-Dealers may maintain a secondary trading market in the AMPS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The AMPS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long-Term Rate Period, likely will have an adverse effect on the secondary market price of the AMPS, and a selling shareholder may not be able to sell AMPS between Auctions at a price per share of $25,000 plus accumulated dividends.

                        DESCRIPTION OF CAPITAL STRUCTURE
GENERAL

    The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of October 20, 2003. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share. Each Common Share has one vote and is fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. The Declaration of Trust also authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including Preferred Shares, having a par value of $.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of Common Shares. For a description of the AMPS, see "Description of the AMPS."

    Holders of Common Shares are entitled to share equally in dividends declared by a Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding Preferred Shares. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the trustees may distribute the remaining assets of the Fund among the holders of the Common Shares.

    Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding AMPS or other Preferred Shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of the AMPS--Voting rights."

    Shareholders are entitled to one vote for each share held. The Common Shares, AMPS and any other Preferred Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Common Shares, AMPS and any other Preferred Shares voting for the election of trustees can elect all of the trustees standing for election by such holders, and, in such event, the holders of the remaining Common Shares, AMPS and any other Preferred Shares will not be able to elect any of such trustees.

    So long as any AMPS or any other Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of the AMPS--Dividends and Rate Periods--Restrictions on Dividends and other payments."

    The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

    The Common Shares of the Fund commenced trading on the NYSE on January 28, 2004. As of March 15, 2004, the net asset value per share of Common Shares and the closing price per share of Common Shares on the NYSE were $18.93, and $19.55, respectively.

FUND PREFERRED SHARES

    Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive rights to purchase any AMPS or any other Preferred Shares that might be issued.

                             CERTAIN PROVISIONS IN
                         THE FUND'S GOVERNING DOCUMENTS

    The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

    In addition, the Fund's Declaration of Trust requires the favorable vote of a majority of the Fund's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

    The 5% holder transactions subject to these special approval requirements are:

    - the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

    - the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);

    - the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

    - the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

    To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required.

    The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders.

    To liquidate the Fund, the Fund's Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required.

    For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund's Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

    The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions. See "Additional Information."

                           CLOSED-END FUND STRUCTURE

    Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities, although it is not expected that the Fund will invest in illiquid securities.

    However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, although in some cases they may trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objectives and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, The Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value or the possible conversion of the Fund to an open-end investment company. Conversion of the Fund to an open-end investment company would require the Fund to redeem its outstanding Preferred Shares, including the AMPS. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end investment company.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

REPURCHASE OF COMMON SHARES AND TENDER OFFERS

    In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Investment Adviser and the Investment Manager, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund has adopted a policy to consider on a quarterly basis the commencement of open market repurchases of and/or tender offers for the Common Shares to seek to reduce any significant market discount (e.g., 10% or more) from net asset value that may develop and continue for a significant period of time (e.g., 12 weeks or more). After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions.

    There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

    Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objectives, policies and portfolio, the Investment Manager does not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

CONVERSION TO OPEN-END FUND

    To convert the Fund to an open-end investment company, the Fund's Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders.

    In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. Conversion of the Fund to an open-end investment company also would require the redemption of any outstanding Preferred Shares, including the AMPS, and could require the repayment of borrowings. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

                                    TAXATION

    The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

TAXATION OF THE FUND

    The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

    As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's
(i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

    Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year) and
(iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the nondeductible 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In addition, we could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

    Based, in part, on a lack of present intention on the part of the Fund to redeem the AMPS at any time in the future, the Fund intends to take the position that under present law the AMPS will constitute stock of the Fund, and distributions by the Fund with respect to its AMPS (other than distributions in redemption of AMPS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of AMPS would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

TAXATION OF SHAREHOLDERS

    Distributions paid to you by the Fund from its net investment income or from an excess of net short-term capital gain over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of the Fund's earning and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund's income consists of dividend income from U.S. corporations, and
(ii) under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided certain holding period and other requirements are satisfied. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned Fund shares. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Higher tax rates will be reimposed after 2008 unless further legislative action by Congress is taken. We cannot assure you as to what percentage of the dividends paid on the AMPS, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset). For purposes of determining whether distributions are out of the Fund's current or accumulated earnings and profits, the Fund's earnings and profits will be allocated first to the Fund's AMPS and then to the Fund's Common Shares. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the AMPS, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares. Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

    The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under the 2003 Tax Act, short-term capital gain will currently be taxed at the maximum rate of 35% applicable to ordinary income while long-term capital gain generally will be taxed at a maximum rate of 15%.

    If the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

    The IRS has taken the position that if a regulated investment company has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the regulated investment company during that year to the class. By reason of this rule, the Fund is required to designate a portion of its net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction, if any, among the holders of Common Shares and of AMPS.


    If at any time when AMPS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. See "Description of the Capital Structure." Such a suspension may prevent the Fund from distributing at least 90% of the sum of its investment company taxable income and certain other income and may, therefore, jeopardize the Fund's qualification for taxation as a regulated investment company. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a regulated investment company. See "Description of the AMPS." There can be no assurance, however, that any such action would achieve that objective.


    The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, generally, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

    The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

                                  UNDERWRITING


    Subject to the terms and conditions of a purchase agreement dated March 18, 2004, each underwriter named below, acting through Merrill Lynch, Pierce, Fenner & Smith Incorporated, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of AMPS set forth opposite the name of such underwriter.



                                                      NUMBER OF AMPS
                             ----------------------------------------------------------------
UNDERWRITER                  SERIES M7    SERIES T28    SERIES W7    SERIES TH28    SERIES F7
-----------                  ---------    ----------    ---------    -----------    ---------
Merrill Lynch, Pierce,
            Fenner &
            Smith
          Incorporated...        2,720         2,720        2,720          2,720        2,720
A.G. Edwards & Sons,
  Inc....................          680           680          680            680          680
                             ---------    ----------    ---------    -----------    ---------
          Total..........        3,400         3,400        3,400          3,400        3,400
                             =========    ==========    =========    ===========    =========


    The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including, without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of "Aaa" and "AAA" ratings on the AMPS by Moody's and Fitch, respectively, as of the time of the offering. The underwriters are obligated to purchase all the AMPS if they purchase any of the AMPS. In the purchase agreement, the Fund, the Investment Adviser and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933 or to contribute payments the underwriters may be required to make for any of those liabilities.


    The underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price less a concession not in excess of $137.50 per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price of the AMPS. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any shares purchased in the initial public offering on or before March 23, 2004.


    The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

    The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in Auctions as broker-dealers and receive fees as set forth under "The Auctions" and in the Statement of Additional Information.


    The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The settlement date for the purchase of the AMPS will be March 23, 2004, as agreed upon by the underwriters, the Fund, the Investment Adviser and the Investment Manager pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.


                    CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT
                         AND DIVIDEND-DISBURSING AGENT

    The Bank of New York serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940

Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

    The Bank of New York serves as the Fund's dividend disbursing agent, plan agent under the Fund's Automatic Dividend Reinvestment Plan, transfer agent, registrar and administrator for the Common Shares of the Fund. As administrator, the Fund will pay compensation as mutually agreed upon by the Fund and The Bank of New York, including the administrator's out-of-pocket expenses.

    The Depository Trust Company will act as Securities Depository for the AMPS. The Bank of New York will act as transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS.

    The Bank of New York is located at 101 Barclay Street, New York, New York 10286.

                                 LEGAL MATTERS

    Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois and its affiliated entities, as special counsel to the Fund in connection with the offering of the AMPS, and by Clifford Chance US LLP counsel to the underwriters. Clifford Chance US LLP may rely on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to matters of Delaware law.

                             ADDITIONAL INFORMATION

    The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

    The Fund's Common Shares are listed on the NYSE, and reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

    This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the AMPS offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission's web site (http://www.sec.gov).

                         PRIVACY PRINCIPLES OF THE FUND

    The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

    Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

    The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Investment Adviser, Investment Manager and their affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


    A Statement of Additional Information dated as of March 18, 2004, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. A Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 210 N. Hale Street, Wheaton, Illinois 60187 or by calling the Fund toll-free at
(800) 345-7999. The Table of Contents of the Statement of Additional Information is as follows:


                                                                        PAGE
                                                                        ----
The Fund..............................................................     1
Investment Objectives and Policies....................................     1
Investment Restrictions...............................................     8
Management of the Fund................................................     9
Portfolio Transactions................................................    16
Dividends and Distributions on Common Shares..........................    17
Portfolio Turnover....................................................    18
Taxation..............................................................    18
Net Asset Value.......................................................    23
General Information...................................................    24
Appendix A: Proxy Voting Procedures...................................   A-1
Appendix B: Statement of Preferences of Auction Market Preferred
  Shares..............................................................   B-1
Report of Independent Auditors........................................  FS-1
Financial Statements of Fund..........................................  FS-2

                                    GLOSSARY

    "7-DAY RATE PERIOD" means a Rate Period consisting of seven days.

    "28-DAY RATE PERIOD" means a Rate Period consisting of twenty-eight days.

    "1940 ACT" means the Investment Company Act of 1940, as amended from time to time.

    "1940 ACT AMPS ASSET COVERAGE" has the meaning set forth on page 39 of this prospectus.

    "1940 ACT CURE DATE" has the meaning set forth on page 39 of this prospectus.

    "AGENT MEMBER" means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more AMPS or on behalf of a Potential Beneficial Owner.

    "APPLICABLE PERCENTAGE" means the percentage determined based on the credit rating assigned to the series of AMPS on such date by Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) as follows:

CREDIT RATINGS
---------------
MOODY'S  FITCH   APPLICABLE PERCENTAGE
-------  ------  ---------------------
Aaa      AAA        125%
Aa3 to   AA- to
  Aa1    AA+        150%
A3 to    A- to
  A1      A+        200%
         BBB-
Baa3 to   to
  Baa1   BBB+       250%
Ba 1     BB+
  and    and
  lower  lower      300%

    The applicable percentage will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Fitch and Moody's. If Fitch or Moody's or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a Substitute Rating Agency.

    "APPLICABLE RATE" means the rate per annum at which cash dividends are payable on AMPS for any Rate Period.

    "APPLICABLE SPREAD" has the meaning set forth on pages 35 and 36 of this prospectus.

    "AMPS" means the auction market preferred shares with a par value of $.01 per share and a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.

    "AUCTION" means a periodic operation of the Auction Procedures.

    "AUCTION AGENT" means The Bank of New York, unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Fund or a duly authorized committee thereof enters into an agreement with each to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS.

    "AUCTION AGENT AGREEMENT" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

    "AUCTION DATE" has the meaning set forth on page 44 of this prospectus.

    "AUCTION PROCEDURES" means the procedures for conducting Auctions set forth in Section 9 of the Fund's Statement contained in Appendix B to the Fund's Statement of Additional Information.

    "AVAILABLE AMPS" has the meaning specified in Paragraph 9(d)(i) of the Auction Procedures.

    "BENEFICIAL OWNER" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of AMPS or a Broker-Dealer that holds AMPS for its own account.

    "BID" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

    "BIDDER" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

    "BOARD OF TRUSTEES" or "BOARD" means the Board of Trustees of the Fund.

    "BROKER-DEALER" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

    "BROKER-DEALER AGREEMENT" means an agreement entered into between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

    "BUSINESS DAY" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

    "CEDE & CO." means the nominee of DTC, and in whose name the shares of AMPS initially will be registered.

    "CODE" means the Internal Revenue Code of 1986, as amended.

    "COMMON SHARES" means the Common Shares, par value $.01 per share, of the Fund.

    "CURE DATE" has the meaning set forth on page 38 of this prospectus.

    "DATE OF ORIGINAL ISSUE" means, with respect to each series of AMPS, the date on which such share first is issued by the Fund, as set forth on page 33 of this prospectus.

    "DECLARATION OF TRUST" means the Agreement and Declaration of Trust of the Fund.

    "DISCOUNTED VALUE" of any asset of each means with respect to a Fitch Eligible Asset and Moody's Eligible Asset, the quotient of the market value thereof divided by the applicable Fitch Discount Factor and Moody's Discount Factor.

    "DIVIDEND PAYMENT DATE" has the meaning set forth on page 33 of this prospectus.

    "DTC" means The Depository Trust Company.

    "ELIGIBLE ASSETS" means Fitch Eligible Assets and Moody's Eligible Assets.

    "EXISTING HOLDER" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of AMPS in the records of the Auction Agent.

    "FITCH" means Fitch Ratings or its successors.

    "FITCH ELIGIBLE ASSETS" has the meaning set forth on page 40 of this prospectus.

    "FUND" means Dreman/Claymore Dividend & Income Fund, a Delaware statutory trust that is the issuer of AMPS.

    "HOLD ORDER" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

    "INITIAL DIVIDEND PAYMENT DATE" has the meaning set forth on the inside cover page of this prospectus.

    "INITIAL RATE PERIOD" means, with respect to the AMPS, the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date of the AMPS, as set forth on page 35 of this prospectus.

    "IRS" means the Internal Revenue Service.

    "LIBOR" means the London Interbank Offered Rate.

    "LIBOR DEALERS" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

    "LIBOR RATE," on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealers or their successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750,
(A) the LIBOR Dealers shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by such LIBOR Dealers by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealers to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations,
(C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealers (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the LIBOR Dealers (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any substitute LIBOR Dealer or substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealers and substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Rate Period days shall be (i) seven or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate;
(ii) more than 21 but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate;
(xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

    "LONDON BUSINESS DAY" means any day on which commercial banks are generally open for business in London.

    "LONG-TERM RATE PERIOD" has the meaning set forth on page 34 of this prospectus.

    "MANDATORY REDEMPTION PRICE" has the meaning set forth on page 38 of this prospectus.

    "MAXIMUM APPLICABLE RATE" has the meaning specified under "The Auctions--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this prospectus.

    "MOODY'S" means Moody's Investors Service, Inc. or its successors.

    "MOODY'S ELIGIBLE ASSETS" has the meaning set forth on page 40 of this prospectus.

    "NON-CALL PERIOD" has the meaning set forth under "Specific Redemption Provisions" below.

    "NON-PAYMENT PERIOD" has the meaning set forth on page 37 of this prospectus.

    "NON-PAYMENT PERIOD RATE" has the meaning set forth on page 37 of this prospectus.

    "NORMAL DIVIDEND PAYMENT DATE" has the meaning set forth on page 33 of this prospectus.

    "NOTICE OF REVOCATION" has the meaning set forth on page 34 of this prospectus.

    "NOTICE OF SPECIAL RATE PERIOD" has the meaning set forth on page 34 of this prospectus.

    "OPTIONAL REDEMPTION PRICE" has the meaning set forth on page 38 of this prospectus.

    "ORDER" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

    "POTENTIAL BENEFICIAL OWNER" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional AMPS.

    "POTENTIAL HOLDER" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring AMPS (or, in the case of an Existing Holder, additional AMPS).

    "PREFERRED SHARES" means preferred shares of beneficial interest, par value $.01 per share, of the Fund.

    "PREFERRED SHARES BASIC MAINTENANCE AMOUNT" has the meaning set forth on page 40 of this prospectus.

    "PREFERRED SHARES BASIC MAINTENANCE CURE DATE" has the meaning set forth on page 40 of this prospectus.

    "PREMIUM CALL PERIOD" has the meaning set forth under "Specific Redemption Provisions" below.

    "RATE PERIOD" has the meaning set forth on page 35 of this prospectus.

    "REFERENCE BANKS" means four major banks in the London interbank market selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates or successors or such other party as the Fund may from time to time appoint.

    "REFERENCE RATE" means (i) with respect to a Rate Period having 364 or fewer days, the LIBOR Rate and (ii) with respect to a Rate Period having 365 or more days, the applicable Treasury Index Rate.

    "REQUEST FOR SPECIAL RATE PERIOD" has the meaning set forth on page 34 of this prospectus.

    "RESPONSE" has the meaning set forth on page 34 of this prospectus.

    "S&P" means Standard & Poor's Rating Group, a division of the McGraw Hill Companies, or its successors.

    "SECURITIES DEPOSITORY" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the AMPS.

    "SELL ORDER" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

    "SHORT-TERM RATE PERIOD" has the meaning set forth on page 34 this prospectus.

    "SPECIAL RATE PERIOD" has the meaning set forth on page 23 of this prospectus.

    "SPECIFIC REDEMPTION PROVISIONS" means, with respect to a Special Rate Period, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the AMPS subject to such Rate Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the AMPS subject to such Rate Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of the Fund after consultation with the Auction Agent and the Broker-Dealers.

    "STATEMENT" means the Statement of Preferences of Auction Market Preferred Shares of the Fund, dated March 18, 2004 specifying the powers, preferences and rights of the AMPS. The Fund's Statement is contained in Appendix B to the Fund's Statement of Additional Information.

    "SUBMISSION DEADLINE" has the meaning specified in Subsection 9(a)(x) of the Auction Procedures.

    "SUBMITTED BID" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

    "SUBMITTED HOLD ORDER" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

    "SUBMITTED ORDER" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

    "SUBMITTED SELL ORDER" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

    "SUBSEQUENT RATE PERIOD" means each Rate Period after the Initial Rate
Period.

    "SUBSTITUTE RATING AGENCY" and "SUBSTITUTE RATING AGENCIES" shall mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by the Investment Adviser and the Investment Manager, or their respective affiliates and successors, after consultation with the Fund and the Broker-Dealers, to act as a substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the AMPS.

    "SUFFICIENT CLEARING BIDS" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

    "TREASURY INDEX RATE" means the average yield to maturity for actively traded marketable fixed interest rate U.S. government securities having the same number of 30-day periods to maturity as the length of the applicable Rate Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Rate periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System; provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. government securities selected by the Fund.

    "VALUATION DATE" means, for purposes of determining whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, each Business Day.

    "WINNING BID RATE" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS
STANDARD & POOR'S CORPORATION

    A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

    An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

    1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    2. Nature of and provisions of the obligation; and

    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

    AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

    Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

    BB--Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

    B--Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

    CCC--Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

    CC--The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

    C--The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    CI--The rating "CI" is reserved for income bonds on which no interest is being paid.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

    r--The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who's principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    L--The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation.* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

    NR--Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

    An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

    A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

    A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

PREFERRED SECURITIES

    AAA--This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

-------------------
    * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

    AA--A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

    A--An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB--An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

    BB--As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.

    A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT

    The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

    Aaa BONDS are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuer.

    Aa BONDS are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

    A BONDS possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa BONDS considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, AND C

    Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

    Con. (--)--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

    (P)--When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

    NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

SHORT-TERM LOANS

    MIG 1/VMIG 1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

    MIG 2/VMIG 2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

    MIG 3/VMIG 3--This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

    MIG 4/VMIG 4--This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

    S.G.--This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

    Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    -  Leading market positions in well-established industries.

    -  High rates of return on funds employed.

    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    - Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

    Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced.

    Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

PREFERRED SECURITIES RATINGS

    aaa--Preferred stocks which are rated "aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    aa--Preferred stocks which are rated "aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

    a--Preferred stocks which are rated "a" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    baa--Preferred stocks which are rated "baa" are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    ba--Preferred stocks which are rated "ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Until April 12, 2004 (25 days after the date of this prospectus), all dealers that buy, sell or trade the AMPS, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


             [DREMAN LOGO]                                         [CLAYMORE LOGO]

                                  $425,000,000

                                DREMAN/CLAYMORE
                             DIVIDEND & INCOME FUND

                    AUCTION MARKET PREFERRED SHARES ("AMPS")
                            3,400 SHARES, SERIES M7
                            3,400 SHARES, SERIES T28
                            3,400 SHARES, SERIES W7
                           3,400 SHARES, SERIES TH28
                            3,400 SHARES, SERIES F7
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                                 -------------
                                   PROSPECTUS
                                 -------------

                              MERRILL LYNCH & CO.

                           A.G. EDWARDS & SONS, INC.


                                 MARCH 18, 2004


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND
                                   ----------

                      STATEMENT OF ADDITIONAL INFORMATION

    Dreman/Claymore Dividend & Income Fund (the "Fund") is a non-diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.


    This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated March 18, 2004. Investors should obtain and read the prospectus prior to purchasing Auction Market Preferred Shares ("AMPS"). A copy of the prospectus may be obtained without charge, by calling the Fund at (800) 345-7999.


    The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

                               TABLE OF CONTENTS

                                                                PAGE
The Fund....................................................       1

Investment Objectives and Policies..........................       1

Investment Restrictions.....................................       8

Management of the Fund......................................       9

Portfolio Transactions......................................      16

Dividends and Distributions on Common Shares................      17

Portfolio Turnover..........................................      18

Taxation....................................................      18

Net Asset Value.............................................      23

General Information.........................................      24

Appendix A: Proxy Voting Procedures.........................     A-1

Appendix B: Statement of Preferences of Auction Market
  Preferred Shares..........................................     B-1

Report of Independent Auditors..............................    FS-1

Financial Statements for Fund...............................    FS-2


       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MARCH 18, 2004.

                                    THE FUND

    The Fund is a recently organized closed-end non-diversified management investment company organized under the laws of the State of Delaware. The Fund's common shares of beneficial interest, par value $.01 (the "Common Shares"), are listed on the New York Stock Exchange under the symbol "DCS."

                       INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INVESTMENT POLICIES

    ADDITIONAL INFORMATION REGARDING LOWER GRADE SECURITIES. The Fund may invest up to 10% of its total assets in fixed income securities of below investment grade quality. The market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

    Lower grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

    As part of its investments in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Manager believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

    In addition to using recognized rating agencies and other sources, the Investment Manager also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Manager may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

    Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Manager will consider these events in determining whether the Fund should continue to hold the securities.

    The market for lower rated and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

    SECURITIES SUBJECT TO REORGANIZATION. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Manager, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

    In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Manager which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Investment Manager intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

DERIVATIVE INSTRUMENTS

    OPTIONS. The Fund may purchase or sell, I.E., write, options on securities and securities indices that are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund may purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund's total assets.

    A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period.

    A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

    A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

    If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

    The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Manager to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

    An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

    OPTIONS ON SECURITIES INDICES. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

    The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

    A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

    No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

    An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

    Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

    In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

    The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

    The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

    The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

    INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

    Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

    SECURITIES INDEX FUTURES CONTRACTS AND OPTIONS THEREON. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

    WARRANTS AND RIGHTS. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Manager for inclusion in the Fund's portfolio.

    ASSET-BACKED AND MORTGAGE-BACKED SECURITIES. The Fund may invest in asset-backed and mortgage-backed securities. Mortgage-backed securities represents ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than real estate, such as loans, leases, credit card receivables or royalties. The Fund does not currently anticipate investments in mortgage or asset-backed securities constituting a substantial part of its investment portfolio, but the Fund may invest in such securities if deemed appropriate by the Investment Manager.

ADDITIONAL RISKS RELATING TO DERIVATIVE INSTRUMENTS

    Neither the Investment Adviser nor the Investment Manager is registered as a Commodity Pool Operator or a Commodity Trading Advisor. The Investment Adviser and the Investment Manager have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON

    The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

    Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Investment Manager to predict correctly movements in the direction of interest rates. If the Investment Manager's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

ADDITIONAL RISKS OF FOREIGN OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND FORWARD CONTRACTS

    Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and
(v) lesser trading volume.

    Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

LOANS OF PORTFOLIO SECURITIES

    Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets. Under current rating agency guidelines in connection with the AMPS, securities lending by the Fund may not exceed 15% of the Fund's total gross assets. Such limit is subject to change by the rating agencies.

    A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The board of trustees of the Fund (the "Board of Trustees" or the "Board") will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. Income received by the Fund from borrowers of dividend-paying securities loaned by the Fund from its portfolio will be treated as fully taxable ordinary income (I.E., income other than qualified dividend income). When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

                            INVESTMENT RESTRICTIONS

    The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

        1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

        2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

        3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise permitted by applicable law.

        4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

        5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

        6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund's total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

    Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Investment Manager, the Fund's custodian and the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Investment Adviser and the Investment Manager.

    Following is a list of the names, ages, addresses, present positions, length of time served with the Fund, principal occupations during the past five years and other directorships held by the trustees.

INDEPENDENT TRUSTEES
                                               TERM OF
                                             OFFICE AND
NAME (AND AGE) AND           POSITION HELD    LENGTH OF         PRINCIPAL OCCUPATION
BUSINESS ADDRESS(1)          WITH THE FUND   TIME SERVED       DURING PAST FIVE YEARS        OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------          -------------   -----------   -------------------------------   -----------------------------------
Richard L. Crandall (60)     Trustee         Trustee       Managing Partner of Aspen         Director, Novell, Inc., Diebold
601 E. Hopkins Ave.                          since 2004    Partners, LLC since 2003,         Inc., Pelstar, LLC, Tacit Knowledge
Suite 202                                                  Senior Advisor and Shareholder    Systems, Inc. and BISNet, Inc.
Aspen, CO 81611                                            in BPC Group and Bryant Park
                                                           Capital since 2003, Founding
                                                           Co-Partner of Arbor Partners,
                                                           LLC since 2000, and Chairman of
                                                           Enterprise Software Roundtable
                                                           since 1994. Formerly, Director
                                                           and Special Adviser of GIGA
                                                           Information Group (1995-2003)
                                                           and Chairman of GIGA
                                                           Information Group (2002-2003).

Roman Friedrich III (57)     Trustee         Trustee       Founder of Roman Friedrich &      Director, Strategic Minerals
928-800 West Pender Street                   since 2003    Company, which specializes in     Corporation, Brazilian
Vancouver, BC V6C 2C6                                      the provision of financial        Emeralds, Inc. and StrataGold
                                                           advisory services to              Corporation
                                                           corporations in the resource
                                                           sector. Previously, Managing
                                                           Director at TD Securities.

Ronald A. Nyberg (50)        Trustee         Trustee       Founding partner of Nyberg &      Director, Juvenile Diabetes
200 East 5th Avenue                          since 2003    Gustafson, a law firm             Research Foundation, Chicago
Suite 113                                                  specializing in Corporate Law,    Chapter, and Edward Hospital
Naperville, IL 60563                                       Estate Planning and Business      Foundation, Naperville, IL, Trustee
                                                           Transactions from 2000-present.   North Park University, Chicago,
                                                           Formerly, Executive Vice          Trustee, Advent Claymore
                                                           President, General Counsel and    Convertible Securities and Income
                                                           Corporate Secretary of Van        Fund, MBIA Capital/ Claymore
                                                           Kampen Investments (1982-1999).   Managed Duration Investment Grade
                                                           Former associate of Querry &      Municipal Income Fund, Western
                                                           Harrow, a law firm (1978-1982).   Asset/ Claymore U.S. Treasury
                                                                                             Inflation Protected Securities Fund
                                                                                             and Western Asset/Claymore U.S.
                                                                                             Treasury Inflation Protected
                                                                                             Securities Fund 2

INDEPENDENT TRUSTEES
                                               TERM OF
                                             OFFICE AND
NAME (AND AGE) AND           POSITION HELD    LENGTH OF         PRINCIPAL OCCUPATION
BUSINESS ADDRESS(1)          WITH THE FUND   TIME SERVED       DURING PAST FIVE YEARS        OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------          -------------   -----------   -------------------------------   -----------------------------------
Ronald E. Toupin, Jr. (44)   Trustee         Trustee       Formerly, Vice President,         Trustee, Advent Claymore
117 Ashland Avenue                           since 2003    Manager and Portfolio Manager     Convertible Securities and Income
River Forest, IL 60305                                     of Nuveen Asset Management        Fund, MBIA Capital/Claymore Managed
                                                           (1998-1999), Vice President of    Duration Investment Grade Municipal
                                                           Nuveen Investment Advisory        Fund, Western Asset/Claymore U.S.
                                                           Corporation (1992-1999), Vice     Treasury Inflation Protected
                                                           President and Manager of Nuveen   Securities Fund and Western
                                                           Unit Investment Trusts            Asset/Claymore U.S. Treasury
                                                           (1991-1999), and Assistant Vice   Inflation Protected Securities
                                                           President and Portfolio Manager   Fund 2
                                                           of Nuveen Unit Investment
                                                           Trusts (1988-1999), each of
                                                           John Nuveen & Company, Inc.
                                                           (1982-1999).

INTERESTED TRUSTEES
                                               TERM OF
                                             OFFICE AND
NAME (AND AGE) AND           POSITION HELD    LENGTH OF         PRINCIPAL OCCUPATION
BUSINESS ADDRESS(1)          WITH THE FUND   TIME SERVED       DURING PAST FIVE YEARS        OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------          -------------   -----------   -------------------------------   -----------------------------------
Nicholas Dalmaso (39)        Trustee and     Trustee       Senior Managing Director and      Trustee, Advent Claymore Equity
210 N. Hale Street           Chief Legal     since 2003    General Counsel of Claymore       Income Fund, MBIA Capital/Clay-
Wheaton, IL 60187            and Execu-                    Advisors, LLC and Claymore        more Managed Duration Investment
                             tive Officer                  Securities, Inc. from             Grade Municipal Fund, Western
                                                           2001-present. Manager, Claymore   Asset/Claymore U.S. Treasury
                                                           Fund Management Company, LLC,     Inflation Protection Securities
                                                           Vice President Boyar Value        Fund, F&C Claymore Preferred
                                                           Fund. Formerly, Assistant         Securities & Income Fund, Inc.,
                                                           General Counsel, John Nuveen      Flaherty & Crumrine/ Claymore Total
                                                           and Company Inc. (1999-2000).     Return Fund and Western
                                                           Former Vice President and         Asset/Claymore U.S. Treasury
                                                           Associate General Counsel of      Inflation Protected Securities
                                                           Van Kampen Investment, Inc.       Fund 2
                                                           (1992-1999).

David N. Dreman (67)         Trustee         Trustee       Founder, Chairman and Chief       Trustee, University of Manitoba
10 Exchange Place                            since 2003    Investment Officer of Dreman
Jersey City, NJ 07302                                      Value Management, LLC. Invest-
                                                           ment manager for several mutual
                                                           funds and annuity products
                                                           under the Scudder-Dreman name.

(1) After a trustee's initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves:

    -- Messrs. Crandall and Dalmaso, as Class I trustees, are expected to stand for re-election at the Trust's 2005 annual meeting of shareholders. Messrs. Crandall and Dalmaso will act as the Fund's Preferred Shares trustees.

    -- Messrs. Dreman and Friedrich, as Class II trustees, are expected to stand for re-election at the Fund's 2006 annual meeting of shareholders.

    -- Messrs. Nyberg and Toupin, as Class III trustees, are expected to stand for re-election at the Fund's 2007 annual meeting of shareholders.

OFFICERS
                                                                          PRINCIPAL OCCUPATION
NAME AND AGE                          POSITION                         DURING THE PAST FIVE YEARS
------------                     ------------------   ------------------------------------------------------------
Steven M. Hill (39)              Chief Financial      Vice President of Claymore Advisors, LLC and Claymore
                                 Officer, Chief       Securities, Inc. Previously, Treasurer of Henderson Global
                                 Accounting Officer   Funds and Operations Manager for Henderson Global Investors
                                 and Treasurer        (NA) Inc. from 2002-2003; Managing Director, FrontPoint
                                                      Partners LLC (2001-2002); Vice President, Nuveen Investments
                                                      (1999-2001); Chief Financial Officer, Skyline Asset
                                                      Management LP, (1999); Vice President, Van Kampen
                                                      Investments and Assistant Treasurer, Van Kampen mutual funds
                                                      (1989-1999).

Lloyd K. Jagai (37)              Vice President       Managing Director and Chief Operations Officer of Dreman
                                                      Value Management, LLC. Vice President of Finance of Artemis
                                                      International Solutions Corporation/Opus 360 Corporation
                                                      from 1999-2002. Prior to 1999, Tax Director at Smith
                                                      Management LLC, a private investment company and, and worked for the financial services industry practice of Richard A.
                                                      Eisner & Company, LLP and Grant Thornton LLP

Anne S. Kochevar (40)            Secretary            Vice President, Compliance of Claymore Advisors, LLC and
                                                      Claymore Securities, Inc. Previously, Advertising Principal,
                                                      Allstate Financial Services, LLC, Compliance Coordinator for
                                                      Nuveen Investments and Vice President and Director of
                                                      Compliance for Van Kampen Investments.

Thomas Williams Littauer (48)    Vice President       President, Dreman Value Management, LLC since 2002.
                                                      Previously, Managing Director of Scudder Kemper
                                                      Investments, Inc. and Head of Asia Pacific and Americas
                                                      (ex-US) Global Mutual Fund Group. Chairman of the Board of
                                                      the Scudder Global Opportunities Funds.

Nelson Woodward (47)             Vice President       Managing Director and Portfolio Manager for Dreman Value
                                                      Management, LLC. Vice President of Asset Allocation and
                                                      Quantitative Analysis at Prudential Investments from
                                                      2000-2001. Prior to 2000, Managing Director of Dreman Value
                                                      Management, LLC.

    The trustees serving on the Fund's Nominating and Governance Committee are Messrs. Crandall, Friedrich, Nyberg and Toupin. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

    Messrs. Friedrich, Nyberg and Toupin, who are not "interested persons" of the Fund as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund's independent accountants.

TRUSTEE OWNERSHIP OF SECURITIES OF THE FUND

    The trustees of the Fund do not own any securities of the Fund as of the date of this Statement of Additional Information.

REMUNERATION OF TRUSTEES AND OFFICERS

    The Fund pays each trustee who is not affiliated with the Investment Adviser or the Investment Manager or their affiliates a fee of $12,000 per year plus $1,000 per Board and committee meeting attended and pays $1,000 per year to the chairperson of the Board and of every committee, together with each trustee's actual out-of-pocket expenses relating to attendance at such meetings. As the Fund is recently organized and had not commenced investment operations nor conducted any meetings during the Fund's fiscal year ended November 30, 2003, the Fund paid no compensation to the Fund's trustees for that period. The table below shows the estimated compensation that is contemplated to be paid to trustees for the Fund's fiscal year ended November 30, 2004.

                                                                    TOTAL
                                              PENSION OR         COMPENSATION
                           AGGREGATE          RETIREMENT        FROM THE FUND
                           ESTIMATED       BENEFITS ACCRUED        AND FUND
                          COMPENSATION        AS PART OF           COMPLEX
NAME AND POSITION(1)    FROM THE FUND(2)   FUND EXPENSES(2)   PAID TO TRUSTEE(3)
--------------------    ----------------   ----------------   ------------------
Richard L. Crandall         $19,000             None              $20,000

Roman Friedrich             $20,000             None              $20,000

Ronald A. Nyberg            $20,000             None              $20,000

Ronald E. Toupin, Jr.       $20,000             None              $20,000

(1)  Trustees not entitled to compensation are not included in the table.

(2) The Fund does not accrue or pay retirement or pension benefits to trustees as of the date of this Statement of Additional Information.

(3) As of the date of this Statement of Additional Information, there are no funds, other than the Fund, in the "fund complex."

INDEMNIFICATION OF OFFICERS AND TRUSTEES; LIMITATIONS ON LIABILITY

    The Governing Documents of the Fund provide that the Fund will indemnify its trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

INVESTMENT ADVISORY AGREEMENT

    Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, Inc., acts as the Fund's investment adviser (the "Investment Adviser") pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with principal offices located at 210 North Hale Street, Wheaton, Illinois 60187. The Investment Adviser is a registered investment adviser.

    Under the terms of the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense.

    The Advisory Agreement combines investment advisory and certain administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to ..85% of the Fund's average daily Managed Assets (as defined below). Under the terms of an investment sub-advisory agreement between the Investment Adviser and the Investment

Manager, the Investment Adviser pays an aggregate amount equal to 60% of the investment management fees paid to the Investment Adviser by the Fund to the Investment Manager, net of any amounts that the Investment Adviser is obligated to pay to one or more of the underwriters of the Common Share offering amounts representing additional compensation with respect to such offering.

    Pursuant to its terms, the Advisory Agreement will remain in effect until January 2006, and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

    The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Claymore" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Claymore."

THE SUB-ADVISORY AGREEMENT

    Dreman Value Management, LLC acts as the Fund's investment manager (the "Investment Manager") pursuant to a sub-adviser agreement (the "Sub-Advisory Agreement") with the Investment Adviser. The Investment Manager is a Delaware Limited Liability Company with principal offices located at 10 Exchange Place, Suite 2150, Jersey City, New Jersey 07302. As of February 9, 2004, the Investment Manager acted as registered investment adviser for individuals, pension trusts, and endowments, and as a sub-adviser to investment companies, and as of such date the Investment Manager had assets under management of approximately $10.28 billion.

    Under the terms of the Sub-Advisory Agreement, the Investment Manager manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees and the Investment Adviser.

    The Sub-Advisory Agreement continues until January 2006 and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Fund's Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

    The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Manager is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

    As part of the Sub-Advisory Agreement, the Fund has agreed that the name "Dreman" is the Investment Manager's property, and that in the event the Investment Manager ceases to act as an investment manager to the Fund, the Fund will change its name to one not including "Dreman."

APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT

    Each of the Management Agreement and the Sub-Advisory Agreement was approved by the Board of Trustees of the Fund, including the non-interested trustees (as defined in the 1940 Act) on December 9, 2003. At the time, the non-interested trustees of the Fund were Gunduz Caginalp, Roman Friedrich, Ronald A. Nyberg and Ronald E. Toupin Jr. Subsequent to the meeting on December 9, 2003, Gunduz Caginalp submitted his resignation from the Fund. The Nominating and Governance Committee of the Fund nominated Richard L. Crandall as trustee of the Fund and at a meeting on January 23, 2004, the Fund's Board of Trustees appointed
Mr. Crandall as trustee of the Fund. Discussion below of non-interested trustees refers to the composition of the Board of Trustees as it existed on December 9, 2003.

INVESTMENT MANAGEMENT AGREEMENT


    In approving the Management Agreement, the Fund's Board of Trustees, including the non-interested trustees, considered the nature, quality and scope of the services to be provided by the Investment Adviser. In arriving at their decision to approve the Management Agreement, the trustees, assisted by their independent counsel, met with representatives of the Investment Adviser and the Investment Manager and discussed and reviewed information relating to the Investment Adviser, including the Investment Adviser's Form ADV and recent financial statements. Additionally, the trustees, including the non-interested trustees, discussed the proposed Management Agreement in light of the regulatory requirements and criteria set forth in a memorandum from Fund counsel. As part of their review, the trustees examined the capabilities of the Investment Adviser to serve in an advisory capacity. A representative of the Investment Adviser outlined the organizational structure and business model of the Investment Adviser and its affiliated entities and described the services that the Investment Adviser would provide. The representative stated that although the Investment Adviser had not previously served in an investment advisory role, various personnel of the Investment Adviser had performed these functions at other financial services organizations prior to their joining the Investment Adviser. The representative and the trustees discussed the knowledge and experience of such personnel, including their specific experience in performing services such as those that would be provided by the Investment Adviser with respect to the Fund, such as the supervision of the portfolio management services delegated to the Investment Manager, the determination and on-going supervision of the amounts and terms of financial leverage utilized by the Fund and daily oversight of the Fund's operations. The representative also discussed the other funds for which Claymore Securities, Inc., an affiliate of the Investment Adviser, has served as a shareholder servicing agent. The trustees then concluded that the Investment Adviser's personnel were well-experienced to provide such services. The trustees also reviewed and discussed the terms and provisions of the proposed Management Agreement, including proposed fees. As part of their review of the management fees, the trustees received a memorandum from the Investment Adviser regarding the reasonableness and competitiveness of the proposed management fee. This memorandum included management fee data for a representative sample of general equity closed-end funds, screened to eliminate funds with less than $200 million in assets, with a regional focus or with less than one year operating history. This sample of twelve such general equity funds showed the proposed fee of 0.85% in relation to the average (0.84%), median (0.90%) and mode (1.00%) of the fees of such funds. The memorandum also compared expense ratios of the Fund, which were anticipated to be 105 basis points without leverage, against three other recently offered funds and against an open-end fund sub-advised by the Investment Manager. The memo noted that two recently issued non-actively managed funds had expense ratios of 100 basis points, a recently issued actively managed closed-end fund had an expense ratio of 105 basis points and an open-end fund sub-advised by the Investment Manager had an expense ratio of 105 basis points (exclusive of 12b-1 fees). The trustees considered the nature, quality and scope of the services to be provided, the fees and expenses compared to these and other similar investment companies, the expenses of providing such services and prospective profitability of the Investment Adviser, the benefits the Investment Adviser may derive from its relationship with the Fund, the propriety of the fee arrangements, comparative advisory and sub-advisory fees of other investment companies at different asset levels, the projected assets of the Fund and trends in the industry. The Trustees determined that the fees were fair and reasonable for the Fund.


    The non-interested trustees met in executive session with their independent counsel for further discussion concerning the Investment Adviser. In their discussion and review, the non-interested Trustees focused on (i) the nature and quality of the services to be provided by the Investment Adviser; (ii) the proposed advisory fees on a relative and qualitative basis; (iii) the quality of the persons to be carrying out the duties under the proposed Management Agreement; and (iv) the interaction of the proposed Management Agreement and the proposed Sub-Advisory Agreement. After discussion, the trustees resolved that the proposed management fees were comparable to fees included in the representative sample of general equity closed-end funds described above and that expense allocations and services were also comparable.

    The Board of Trustees, including the non-interested trustees, also concluded that the proposed fees were justified given the pricing structure of the Fund, the nature of the Fund and the research analysis involved in monitoring the Fund securities. The trustees judged the terms and conditions of the Management Agreement, including the investment advisory fees, in light of all of the surrounding circumstances. After the aforementioned review, Board of Trustees, including the non-interested trustees, determined that the Management Agreement was in the best interests of the Fund and its shareholders.

SUB-ADVISORY AGREEMENT


    In approving the Sub-Advisory Agreement, the Fund's Board of Trustees, including the non-interested trustees, considered the nature, quality and scope of the services to be provided by the Investment Manager. In arriving at their decision to approve the Sub-Advisory Agreement, the trustees, assisted by their independent counsel, met with representatives of the Investment Adviser and the Investment Manager and discussed and reviewed information relating to the Investment Manager, including the Investment Manager's Form ADV and recent financial statements. As part of their review, the trustees examined the Investment Manager's ability to provide investment management services to the Fund. In addition, the trustees reviewed and discussed the terms and provisions of the proposed Sub-Advisory Agreement, including the proposed fees to be paid by the Investment Adviser to the Investment Manager. In evaluating the capabilities of the Investment Manager, the trustees considered information regarding the Investment Manager's key personnel, including David Dreman, and other qualified personnel and examined the portfolio management experience of the Investment Manager. The Form ADV that was presented to the Board contained information about the experience and fees of the Investment Manager. The Form ADV notes that the Investment Manager serves as a sub-adviser for several registered investment companies, including separate accounts offered by variable annuities, advised by Deutsche Asset Management. The Form ADV notes that the fees paid by Deutsche Asset Management to the Investment Manager under the sub-advisory agreements for such funds are based on the average daily net assets under management in such funds and have rates of .40% or less for each fund. Under the terms of the proposed Sub-Advisory Agreement provided to the Board, the Investment Adviser would pay to the Investment Manager an aggregate amount equal to 60% of the investment management fees paid to the Investment Adviser by the Fund, net of any amounts that the Investment Adviser would be obligated to pay underwriters in the offering of the Common Shares as additional compensation in connection with such offering, thus providing for a fee to the Investment Manager of .42%. The trustees discussed with Mr. Dreman the Investment Manager's style and philosophy of investment management and the nature and historical performance of the seperate accounts and other investment funds managed by the Investment Manager using such style and philosophy. The trustees discussed issues such as how investment opportunities were allocated among various clients of the Investment Manager, the various procedures implemented to achieve best execution, regulatory compliance, avoidance of conflicts of interest with hedge funds and other clients. The trustees also discussed the Investment Manager's successor planning in the event of the retirement or disability of Mr. Dreman. While evaluating the fees to be paid by the Investment Adviser to the Investment Manager, the trustees were informed that the proposed sub-advisory fee was within the range of what the Investment Manager charges other funds that it sub-advises. The trustees, including the disinterested trustees, also discussed the proposed Sub-Advisory Agreement in light of the regulatory requirements and criteria set forth in a memorandum from Fund counsel. The trustees considered the nature, quality and scope of the services to be provided, the fees and expenses compared to similar investment companies, the expenses of providing such services and prospective profitability of the Investment Manager, the benefits the Investment Manager may derive from their relationships with the Fund, the propriety of the fee arrangements, comparative advisory and sub-advisory fees of other investment companies at different asset levels, the projected assets of the Fund and trends in the industry. The trustees also considered the Investment Manager's experience and investment philosophy, portfolio management team and approach to selecting investments, the benefit to the Investment Manager of receiving third-party research paid for by Fund assets and the portion of the advisory fee to be paid to the Investment Manager and the propriety of such arrangements. The trustees determined that the fees were fair and reasonable for the Fund.



    The non-interested trustees met in executive session with their independent counsel for further discussion concerning the Investment Manager. In their discussion and review, the non-interested trustees focused on (i) the nature and quality of the services to be provided by the Investment Manager; (ii) the proposed advisory fees on a relative and qualitative basis; (iii) the Investment Manager's track record; (iv) the quality of the persons to be carrying out the duties under the proposed Sub-Advisory Agreement; and the (v) the interaction of the proposed Management Agreement and the proposed Sub-Advisory Agreement and that the proposed management fees for the collective services of the Investment Adviser and the Investment Manager were comparable to fees included in the Investment Adviser's sample of comparable funds and that expense allocations and services were also comparable.


    The Board of Trustees, including the non-interested trustees, concluded that the proposed fees were justified given the pricing structure of the Fund, the nature of the Fund and the research analysis involved in monitoring the Fund securities. The trustees judged the terms and conditions of the Sub-Advisory Agreement, including the investment advisory fees, in light of all of the surrounding circumstances. After the aforementioned review, the Board of Trustees, including the non-interested trustees, determined that the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

                             PORTFOLIO TRANSACTIONS

    Subject to policies established by the Board of Trustees of the Fund, the Investment Manager is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Manager seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

    Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Manager or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager under the Sub-Advisory Agreement, and the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Manager and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Manager in connection with the Fund. Conversely, such information provided to the Investment Manager and its affiliates by brokers and dealers through whom other clients of the Investment Manager and its affiliates effect securities transactions may be useful to the Investment Manager in providing services to the Fund.

    Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Manager and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Manager and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

                  DIVIDENDS AND DISTRIBUTIONS ON COMMON SHARES

MANAGED DISTRIBUTION POLICY

    In order to allow its holders of Common Shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell Common Shares, the Fund has adopted a policy (which may be modified at any time by its Board of Trustees) of paying quarterly distributions on its Common Shares at a rate that represents a fixed percentage of the initial public offering price on an annualized basis, and an additional distribution on an annual basis of any realized income in excess of the quarterly distributions for that year.

    The Fund's dividend policy as described above requires exemptive relief from the Securities and Exchange Commission prior to its implementation. There is no assurance that the Fund would be able to obtain the necessary exemptive relief.

    The Fund expects that dividends paid on the Common Shares will consist of
(i) qualified dividend income (income from domestic and certain foreign corporations), (ii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months) and (iii) investment company taxable income, short-term capital gain and income from certain hedging and interest rate transactions. For individuals, the maximum federal income tax rate on qualified dividend income is currently 15%, on long-term capital gains is currently 15% and on other types of income is currently 35%. These tax rates are scheduled to apply through 2008. Higher tax rates will be reimposed after 2008 unless further legislative action by Congress is taken. Although the Fund will seek to invest its assets in common and preferred stocks that pay qualified dividend income, we cannot assure holders of Common Shares as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, which are taxed at lower rates for individuals than ordinary income. If, for any calendar year, the Fund's total distributions exceed net investment income and net realized capital gain (any such excess, the "Excess"), the Excess distributed from the Fund's assets would generally be treated as a tax-free return of capital up to the amount of the common shareholder's basis in his or her Common Shares.

    Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund's good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

LEVEL RATE DIVIDEND POLICY

    Until such time, if any, that the Fund obtains the necessary exemptive relief to implement the Managed Distribution Policy described above, the Fund intends to make regular quarterly cash distributions to holders of Common Shares at a fixed rate per Common Share based on its projected performance, which rate may be adjusted from time to time ("Level Rate Dividend Policy"). The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends paid on the Fund's Preferred Shares, if any, and interest and required principal payments on Borrowings, if any.

    Quarterly dividends will be paid in February, May, August and November of each year. Initial distributions to holders of Common Shares are expected to be declared and paid approximately 90 days from the completion of the offering of Common Shares, depending upon market conditions. Over time, all the net investment income of the Fund will be distributed. The net income of the Fund will consist of all dividend and interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund will be accrued each day. See "Taxation."

    To permit the Fund to maintain more stable monthly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.

                               PORTFOLIO TURNOVER

    Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The Fund anticipates that its annual portfolio turnover rate will be less than 100%.

                                    TAXATION

    The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussions set forth here and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

TAXATION OF THE FUND

    The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code (a "RIC"). Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

    As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and
(ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

    Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and
(iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the nondeductible 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

    A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

    If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's shareholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

    Based, in part, on a lack of present intention on the part of the Fund to redeem the AMPS at any time in the future, the Fund intends to take the position that under present law the AMPS will constitute stock of the Fund, and distributions by the Fund with respect to its AMPS (other than distributions in redemption of AMPS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of AMPS would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

    Gain or loss on the sales of securities by the Fund will be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

    Investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under "Taxation of Shareholders."

    The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

    As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

    If at any time when AMPS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a RIC. See "Description of the AMPS -- Redemption" in the prospectus. There can be no assurance, however, that any such action would achieve that objective.

HEDGING TRANSACTIONS

    Certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gain or loss ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gain or loss is treated as though it was realized and the resulting gain or loss is treated as 60/40 gain or loss.

    Hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain (or loss) realized by the Fund. In addition, loss realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such loss is realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.

    The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gain or loss from the affected straddle positions may be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gain or loss from the affected straddle positions.

    Because application of the straddle rules may affect the character and timing of the Fund's gains, losses and deductions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

FOREIGN TAXES

    Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund intends to invested less than 50% of its total assets in foreign securities. As long as the Fund continues to invest less than 50% of its assets in foreign securities it will not be eligible to elect to "pass-through" to shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

TAXATION OF SHAREHOLDERS

    The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

    Distributions paid by the Fund from its net investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of dividends received from U.S. corporations and (ii) under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided certain holding period and other requirements are satisfied. Distributions of net capital gain designated as capital gain dividends, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares. Capital gain dividends are not eligible for the dividends received deduction. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Higher tax rates will be reimposed after 2008 unless further legislative action by Congress is taken. We cannot assure you as to what percentage of the dividends paid on the AMPS, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, under the 2003 Tax Act, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

    The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. By reason of this rule, the Fund is required to designate a portion of its net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction, if any, among the holders of Common Shares and of AMPS.

    Shareholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

    The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

    Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss in an amount equal to the difference between his or her basis in the shares and the amount of cash and the fair market value of any property received. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

    Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

    Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

    Ordinary income dividends (but not capital gain dividends) paid to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

BACKUP WITHHOLDING

    The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

    The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in Common Shares should consult their own tax advisers regarding the purchase, ownership and disposition of Common Shares.

                                NET ASSET VALUE

    The net asset value of the Fund's Common Shares will be computed based on the market value of the securities it holds and will generally be determined daily as of the close of regular trading on the New York Stock Exchange. The net asset value of the Fund's Common Shares is reported to the financial press on a weekly basis.

    Portfolio instruments of the Fund that are traded in a market subject to government regulation on which trades are reported contemporaneously generally will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked price on the principal market for such instruments on the most recent date on which bid and asked prices are available. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (I.E., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer.

Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Initial public offering securities are initially valued at cost, and thereafter as any other equity security. Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments. Short-term debt instruments that are credit impaired or mature in more than 60 days for which market quotations are available are valued at the latest average of the bid and asked prices obtained from a dealer maintaining an active market in that security. Short-term investments that are not credit impaired and mature in 60 days or fewer are valued at amortized cost from purchase price or value on the 61st day prior to maturity. Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Investment Adviser or the Investment Manager in accordance with guidelines adopted by the Fund's Board of Trustees. The Fund may employ recognized pricing services from time to time for the purpose of pricing portfolio instruments (including non-U.S. dollar denominated assets and futures and options).

    Trading takes place in various foreign markets on days which are not business days and on which, therefore, the Fund's net asset value per Common Share is not calculated. The calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Investment Adviser or the Investment Manager, pursuant to procedures established by the Board of Trustees, deems that the particular event would materially affect the net asset value, in which case the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees.

    Net asset value per Common Share is calculated by dividing the value of the securities held plus any cash or other assets minus the sum of (i) all liabilities, including accrued expenses plus (ii) the aggregate liquidation preference of all outstanding Preferred Shares, including the AMPS, by the total number of Common Shares outstanding at such time.

                              GENERAL INFORMATION

BOOK-ENTRY-ONLY ISSUANCE

    The Depository Trust Company ("DTC") will act as securities depository for the AMPS offered pursuant to the prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

    DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

    Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

    DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

    Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

    Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

    DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

COUNSEL AND INDEPENDENT ACCOUNTANTS

    Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, is special counsel to the Fund in connection with the issuance of the AMPS.

    Ernst & Young LLP serves as auditor of the Fund and will annually render an opinion on the financial statements of the Fund.

CODE OF ETHICS

    The Fund, the Investment Adviser and the Investment Manager each have adopted a code of ethics. The code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser, the Investment Manager and their affiliates, as applicable. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client's account, unless such trade is executed on more favorable terms for the client's account and it is determined that such trade will not adversely affect the client's account. Short-term trading by such trustee/directors, officers and employees for their own accounts in securities held by a Fund client's account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the codes of ethics. The codes of ethics of the Fund, the Investment Adviser and the Investment Manager are on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., that information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                   APPENDIX A

                         DREMAN VALUE MANAGEMENT L.L.C.

                      PROXY VOTING POLICIES AND PROCEDURES

I.  POLICY

    Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Dreman Value Management LLC has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.  PROXY VOTING PROCEDURES

    (a) All proxies received by Dreman Value Management LLC will be sent to the Compliance Officer. The Compliance Officer will:

       (1) Keep a record of each proxy received

       (2) Forward the proxy to both the portfolio manager and Dreman Value Management LLC Chief Investment Officer ("CIO")

       (3) Determine which accounts managed by Dreman Value Management LLC holds the security to which the proxy relates

       (4) Provide the portfolio manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Dreman Value Management LLC must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

       (5) Absent material conflicts (see Section IV), the portfolio manager and CIO will determine how Dreman Value Management LLC should vote the proxy. The portfolio manager and the CIO will send their decision on how Dreman Value Management LLC will vote the proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

       (6) Dreman Value Management LLC may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III.  VOTING GUIDELINES

    In the absence of specific voting guidelines from a client, Dreman Value Management LLC will vote proxies in the best interest of each particular client, which may result in different voting results for proxies for the same issuer. Dreman Value Management LLC believes that voting proxies in accordance with the following guidelines is in the best interest of its client.

    (1) Generally, Dreman Value Management LLC will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

    (2) Generally, Dreman Value Management LLC will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

    For other proposals, Dreman Value Management LLC shall determine whether a proposal is in the best interest of its clients and may take into account the following factors, among others:

    (1) Whether the proposal was recommended by management and Dreman Value Management LLC opinion of management;

    (2) Whether the proposal acts to entrench existing management; and

    (3) Whether the proposal fairly compensates management for past and future performance.

    Dreman Value Management LLC reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

IV.  CONFLICTS OF INTEREST

    (1) The Compliance Officer will identify any conflicts that exist between the interest of Dreman Value Management LLC and its clients. This examination will include a review of the relationship of Dreman Value Management LLC and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a client of Dreman Value Management LLC or an affiliate of Dreman Value Management LLC or has some other relationship with Dreman Value Management LLC or a client of Dreman Value Management LLC.

    (2) If a material conflict exist, Dreman Value Management LLC will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the client. Dreman Value Management LLC will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Dreman Value Management LLC determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Dreman Value Management LLC will give the ERISA client the opportunity to vote the proxies themselves

V.  DISCLOSURE

    (a) Dreman Value Management LLC will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone at Ljagai@Dreman.com or 201-793-2005 in order to obtain information on how Dreman Value Management LLC voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written responses to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Dreman Value Management LLC voted the client's proxy.

    (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Dreman Value Management LLC Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.  RECORDKEEPING

    The Compliance Officer will maintain files relating to Dreman Value Management LLC proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Dreman Value Management LLC. Records of the following will be included in the files:

    (1) Copies of these proxy voting policies and procedures and any amendments thereto.

    (2) A copy of each proxy statement that Dreman Value Management LLC receives provided however that Dreman Value Management LLC may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available. Dreman Value Management LLC may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

    (3) A record of each vote that Dreman Value Management LLC casts. Dreman Value Management LLC may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

    (4) A copy of any document Dreman Value Management LLC created that was material to making a decision how to vote proxies, or that memorializes that decision.

    (5) A copy of each written client request for information on how Dreman Value Management LLC voted such client's proxies, and a copy of any written response to any (written and oral) client request for information on how Dreman Value Management LLC voted its proxy.

                                   APPENDIX B

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND
          STATEMENT OF PREFERENCES OF AUCTION MARKET PREFERRED SHARES
                            CREATING FIVE SERIES OF
                        AUCTION MARKET PREFERRED SHARES

    Dreman/Claymore Dividend & Income Fund, a Delaware statutory trust (the "Fund"), certifies that:

    FIRST: Section 6.5 of the Trust's Agreement and Declaration of Trust (which, as hereafter restated or amended from time to time, is together with this Statement herein called the "Declaration of Trust") empowers the Board of Trustees of the Trust (the "Board") to authorize the issuance of one or more series of a class of preferred shares, provided that to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), no such series shall have priority over any other series within its class upon the distribution of assets or in respect of the payment of dividends.

    SECOND: Pursuant to the authority so vested in the Board of Trustees of the Trust, the Board has, by resolution, authorized the creation of 17,000 Auction Market Preferred Shares ("AMPS"), $.01 par value, liquidation preference $25,000 per share, classified as Series M7, T28, W7, TH28, F7 Auction Market Preferred Shares.

    THIRD: The preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each series of Auction Market Preferred Shares are as follows:

                                  DESIGNATION

    Auction Market Preferred Shares, Series M7: 3,400 shares of beneficial interest of Preferred Shares, par value $.01 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Market Preferred Shares, Series M7." Each share of Auction Market Preferred Shares, Series M7 (sometimes referred to herein as "Series M7 AMPS") may be issued on a date to be determined by the Board of Trustees of the Fund or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in this Statement of Preferences of Auction Market Preferred Shares (the "Statement"). The Series M7 AMPS shall constitute a separate series of Preferred Shares of the Fund, and each share of Series M7 AMPS shall be identical.

    Auction Market Preferred Shares, Series T28: 3,400 shares of beneficial interest of Preferred Shares, par value $.01 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Market Preferred Shares, Series T28." Each share of Auction Market Preferred Shares, Series T28 (sometimes referred to herein as "Series T28 AMPS") may be issued on a date to be determined by the Board of Trustees of the Fund or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in this Statement. The Series T28 AMPS shall constitute a separate series of Preferred Shares of the Fund, and each share of Series T28 AMPS shall be identical.

    Auction Market Preferred Shares, Series W7: 3,400 shares of beneficial interest of Preferred Shares, par value $.01 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Market Preferred Shares, Series W7." Each share of Auction Market Preferred Shares, Series W7 (sometimes referred to herein as "Series W7 AMPS") may be issued on a date to be determined by the Board of Trustees of the Fund or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in this Statement. The Series W7 AMPS shall constitute a separate series of Preferred Shares of the Fund, and each share of Series W7 AMPS shall be identical.

    Auction Market Preferred Shares, Series TH28: 3,400 shares of beneficial interest of Preferred Shares, par value $.01 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Market Preferred Shares, Series TH28." Each share of Auction Market Preferred Shares, Series TH28 (sometimes referred to herein as "Series TH28 AMPS") may be issued on a date to be determined by the Board of Trustees of the Fund or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in this Statement. The Series TH28 AMPS shall constitute a separate series of Preferred Shares of the Fund, and each share of Series TH28 AMPS shall be identical.

    Auction Market Preferred Shares, Series F7: 3,400 shares of beneficial interest of Preferred Shares, par value $.01 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Market Preferred Shares, Series F7." Each share of Auction Market Preferred Shares, Series F7 (sometimes referred to herein as "Series F7 AMPS") may be issued on a date to be determined by the Board of Trustees of the Fund or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in this Statement. The Series F7 AMPS shall constitute a separate series of Preferred Shares of the Fund, and each share of Series F7 AMPS shall be identical.

    The Series M7 AMPS, the Series T28 AMPS, the Series W7 AMPS, the Series TH28 AMPS and the Series F7 AMPS are sometimes collectively referred to herein as the "AMPS."

    1. DEFINITIONS. (a) Unless the context or use indicates another or different meaning or intent, in this Statement the following terms have the following meanings, whether used in the singular or plural:

    "7-Day Rate Period" means a Rate Period consisting of seven days.

    "28-Day Rate Period" means a Rate Period consisting of twenty-eight days.

    "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

    "1940 Act AMPS Asset Coverage" means asset coverage, as defined in section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of beneficial interest, including all Outstanding shares of AMPS and other Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of beneficial interest of a closed-end investment company as a condition of paying dividends on its Common Shares).

    "1940 Act Cure Date," with respect to the failure by the Fund to maintain the 1940 Act AMPS Asset Coverage (as required by paragraph 6 of this Statement) as of the last Business Day of each month, means the last Business Day of the following month.

    "Accountant's Confirmation" has the meaning set forth in paragraph 7(c) of this Statement.

    "Affiliate" means any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that neither the Investment Adviser not the Investment Manager shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such entity, one of the trustees, directors or executive officers of which is also a trustee, director or executive officer of the Fund, be deemed to be an Affiliate.

    "Agent Member" means a member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more shares of AMPS or a Potential Beneficial Owner.

    "AMPS" means, as the case may be, the Auction Market Preferred Shares.

    "Applicable Percentage" means the percentage determined based on the credit rating assigned to the series of AMPS on such date by Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) as follows:

            CREDIT RATINGS
---------------------------------------   APPLICABLE
       MOODY'S              FITCH         PERCENTAGE
---------------------  ----------------   ----------
         Aaa                AAA            125%
     Aa3 to Aa1          AA- to AA+        150%
      A3 to A1            A- to A+         200%
    Baa3 to Baa1        BBB- to BBB+       250%
   Ba 1 and lower      BB+ and lower       300%

    The applicable percentage will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Fitch and Moody's. If Fitch or Moody's or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a Substitute Rating Agency.

    "Applicable Rates" means the rates per annum at which cash dividends are payable on shares of a series of AMPS or Other AMPS, as the case may be, for any Rate Period.

    "Applicable Spread" means the spread determined based on the credit rating assigned to the series of AMPS on such date by Moody's (if Moody's is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) as follows:

                 CREDIT RATINGS
------------------------------------------------       APPLICABLE
   MOODY'S                      FITCH                    SPREAD
--------------       ---------------------------       ----------
     Aaa                         AAA                    125 bps
  Aa3 to Aa1                 AA- to AA+                 150 bps
   A3 to A1                   A- to A+                  200 bps
 Baa3 to Baa1               BBB- to BBB+                250 bps
Ba 1 and lower              BB+ and lower               300 bps

    The Applicable Spread will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Fitch and Moody's. If Fitch and Moody's or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a Substitute Rating Agency.

    The Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Fund shall take all reasonable action necessary to enable either Moody's or Fitch to provide a rating for each series of AMPS. If neither Moody's nor Fitch shall make such a rating available, the Fund shall select another rating agency to act as a Substitute Rating Agency.

    "Approved Price" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Fund and for which the Fund receives a marked-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

    "Auction" means a periodic operation of the Auction Procedures.

    "Auction Date" means the date of each Auction.

    "Auction Agent" means The Bank of New York unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Fund or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS and Other AMPS.

    "Auction Procedures" means the procedures for conducting Auctions set forth in paragraph 9 of this Article VII, of this Statement.

    "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of AMPS or a Broker-Dealer that holds AMPS for its own account.

    "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in paragraph 9 of this
Article VII, of this Statement, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

    "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in paragraph 9 of this Article VII, of this Statement.

    "Business Day" means a day on which The New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Common Shares" means the shares of beneficial interest designated as common shares, par value $.01 per share, of the Fund.

    "Credit Default Swap" has the meaning as defined under "Swap."

    "Date of Original Issue" means, with respect to any share of AMPS or Other AMPS, the date on which the Fund originally issues such share.

    "Declaration of Trust" means the Agreement and Declaration of Trust , as amended and supplemented (including this Statement), of the Fund.

    "Deposit Securities" means cash and securities rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), F-1+ by Fitch.

    "Discounted Value" as of any Valuation Date, means (i) with respect to an Fitch Eligible Asset, the quotient of the Market Value thereof divided by the applicable Fitch Discount Factor and (ii)(a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor.

    "Dividend Payment Date," with respect to AMPS, has the meaning set forth in paragraph 2(b)(i) of this Statement and, with respect to Other AMPS, has the equivalent meaning.

    "Existing Holder" means a Broker-Dealer or any such other Person as may be permitted by the Fund that is listed as the holder of record of shares of AMPS in the Share Books.

    "Fitch" means Fitch Ratings and its successors at law.

    "Fitch Discount Factor" means for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch.

    (i) Corporate Debt Securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

DISCOUNT FACTORS FOR CORPORATE DEBT SECURITIES INCLUDING NON-INVESTMENT GRADE
  BONDS (NON-CONVERTIBLES)

TERMS TO MATURITY                                    AAA         AA         A         BBB         BB         B        NR(1)
-----------------                                  --------   --------   --------   --------   --------   --------   --------
1 year or less...................................    106        108        110        112        130        152        152
2 years or less (but longer than 1 year).........    106        108        110        112        130        152        152
3 years or less (but longer than 2 years)........    106        108        110        112        130        152        152
4 years or less (but longer than 3 years)........    111        113        115        117        134        152        152
5 years or less (but longer than 4 years)........    111        113        115        117        134        152        152
7 years or less (but longer than 5 years)........    114        116        118        120        136        152        152
10 years or less (but longer than 7 years).......    116        118        120        122        137        152        152
15 years or less (but longer than 10 years)......    120        122        124        124        139        152        152
30 years or less (but longer than 15 years)......    124        127        129        129        145        152        152
Greater than 30 years............................    124        127        129        129        145        152        152

------------------------

(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will use the percentage set forth under "not rated" in this table. Securities rated below B by Fitch shall be treated the same as securities not rated by Fitch.

    The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are Performing and have a Market Value determined by a Pricing Service or an

Approved Price. The Fitch Discount Factor noted in the table above for a debt security rated B by Fitch shall apply to any non-Performing debt security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a debt security rated below B by Fitch shall apply to any non-Performing debt security with a price less than $0.90 but equal to or greater than $0.20. If a debt security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the debt security will be used (e.g., where the actual rating is A-, the rating for Debt Securities rated BB- will be used). The Fitch Discount Factor for a debt security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

    The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

    (ii) Common stock and warrants: The Fitch Discount Factor applied to Common Stock will be:

                             Large-cap stocks: 200%
                              Mid-cap stocks: 233%
                             Small-cap stocks: 286%
                                  Others: 370%

    See "Fitch Eligible Assets--common stocks" for definitions of Large-cap, Mid-cap and Small-cap.

    (iii) Preferred stock: The percentage determined by references to the rating of a preferred stock in accordance with the table set forth below.

                                                              DISCOUNT
PREFERRED STOCK(1)                                             FACTOR
------------------                                            --------
AAA.........................................................    130%
AA..........................................................    133%
A...........................................................    135%
BBB.........................................................    139%
BB..........................................................    154%
Not rated or below BB.......................................    161%
Investment Grade DRD........................................    164%
Not rated or below Investment Grade DRD.....................    200%

------------------------

(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will use the percentage set forth under "not rated" in this table.

    (iv) Convertible securities: The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and
(B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) conversion premium greater than 100% nor
(y) have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

    The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

    The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worse of greater than 15.00% above the relevant Treasury curve is 370%.

    If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will treat the security as if it were below investment grade.

    (v)  U.S. Government Securities:

                                                              DISCOUNT
TIME REMAINING TO MATURITY                                     FACTOR
--------------------------                                    --------
1 year or less..............................................   101.5%
2 years or less (but longer than 1 year)....................     103%
3 years or less (but longer than 2 years)...................     105%
4 years or less (but longer than 3 years)...................     107%
5 years or less (but longer than 4 years)...................     109%
7 years or less (but longer than 5 years)...................     112%
10 years or less (but longer than 7 years)..................     114%
15 years or less (but longer than 10 years).................     122%
20 years or less (but longer than 15 years).................     130%
25 years or less (but longer than 20 years).................     146%
Greater than 30 years.......................................     154%

    (vi) Short-Term Investments and Cash: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be
(A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

    (vii) Rule 144A Securities: The Fitch Discount Factor applied to Rule 144A Securities shall be the Discount Factor determined in accordance with the table above under Corporate Debt Securities in subsection (i) multiplied by 110% until such securities are registered under the Securities Act.

    (viii)  Real Estate Investments Trusts:

        (a) For common stock and preferred stock of REITs and other real estate companies the Fitch Discount Factor applied shall be:

REIT or other real estate company preferred stock...........    154%
REIT or other real estate company common stock..............    196%

        (b) For corporate debt securities of REITs the Fitch Discount Factor applied shall be:

TERM TO MATURITY             AAA         AA         A         BBB         BB         B         CCC
----------------           --------   --------   --------   --------   --------   --------   --------
1 year...................     111%       114%       117%       120%       121%       127%       227%
2 year...................     116%       125%       125%       127%       132%       137%       137%
3 year...................     121%       123%       127%       131%       133%       140%       225%
4 year...................     126%       126%       129%       132%       136%       140%       164%
5 year...................     131%       132%       135%       139%       144%       149%       185%
7 year...................     140%       143%       146%       152%       159%       167%       228%
10 year..................     141%       143%       147%       153%       160%       168%       232%
12 year..................     144%       144%       150%       157%       165%       174%       249%
15 year..................     148%       151%       155%       163%       172%       182%       274%
20-30 year...............     152%       156%       160%       169%       180%       191%       306%

    If a security is not rated by Fitch Ratings but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a rating by Fitch Ratings of BBB+ will be used). If a security is not rated by Fitch Ratings but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a rating by Fitch Ratings of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a rating by Fitch Ratings of BB- will be used). If a security is not rated by any Rating Agency, the Fund will treat the security as if it were below investment grade.

    (ix) Futures and call options: For purposes of the Preferred Shares Basic Maintenance Amount, futures held by the Fund and call options sold by the Fund shall not be included as Fitch Eligible Assets. However, such assets shall be valued at Market Value by subtracting the good faith margin and the maximum daily trading variance as of a Valuation Date. For call options purchased by the Fund, the Market Value of the call option will be included as Fitch Eligible Asset subject to a Fitch Discount Factor mutually agreed to between the Fund and Fitch based on the characteristics of the option contract such as its maturity and the underlying security of the contract.

    (x) Securities lending: The Fund may engage in securities lending in an amount not to exceed 15% of the Fund's total gross assets. For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Fitch Eligible Assets with the appropriate Fitch Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. However, the Fund may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these bylaws. In such event, to the extent that securities lending collateral received is invested by the Fund in assets that otherwise would be Fitch Eligible Assets and the value of such assets exceeds the amount of the Fund's obligation to return the collateral on a Valuation Date, such excess amount shall be included in the calculation of Fitch Eligible Assets by applying the applicable Fitch Discount Factor to this amount and adding the product to total Fitch Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Fund's obligation to return the collateral on a Valuation Date, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the Preferred Shares Basic Maintenance Amount. Collateral received by the Fund in a securities lending transaction and maintained by the Fund in the form received shall not be included as a Fitch Eligible Asset for purposes of calculating the Preferred Shares Basic Maintenance Amount.

    (xi) Swaps (including Total Return Swaps and Interest Rate Swaps): Total Return and Interest Rate Swaps are subject to the following provisions:

    If the Fund has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor on the counterparty to the swap transaction. At the time a swap is executed, the Fund will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3.

        (A) Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the Preferred Shares Basic Maintenance Amount. If the Fund has an outstanding liability from a swap transaction on a Valuation Date, the Fund counts such liability as an outstanding liability from the total Fitch Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount.

        (B) In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Fitch Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding AMPS.

        (C) (1) The underlying securities subject to a Credit Default Swap sold by the Fund will be subject to the applicable Fitch Discount Factor for each security subject to the swap;

           (2) If the Fund purchases a Credit Default Swap and holds the underlying security, the Market Value of the Credit Default Swap and the underlying security will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor assessed based on the counterparty risk; and

           (3) The Fund will not include a Credit Default Swap as a Fitch Eligible Asset purchased by the Fund without the Fund holding the underlying security or when the Fund buys a Credit Default Swap for a basket of securities without holding all the securities in the basket.

    "Fitch Eligible Asset" means:

    (i) Cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five (5) Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five (5) Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five (5) Business Days;

    (ii) Short Term Money Market Instruments so long as (A) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within one month, (2) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or (3) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months;

    (iii)  U.S. Government Securities;

    (iv) Debt securities if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's Investment Adviser or Investment Manager acting pursuant to procedures approved by the Board of Trustees of the Fund; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in a member of the European Union, Argentina, Australia, Brazil, Chile, Japan, Korea, and Mexico or other country if Fitch does not inform the Fund that including debt securities from such foreign country will adversely impact Fitch's rating of the AMPS (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. All debt securities satisfying the foregoing requirements and restrictions of this paragraph (iv) are herein referred to as "Debt Securities."

    (v) Preferred stocks if (i) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (ii) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and (iii) the issuer of such a preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another Rating Agency. In addition, the preferred stocks issue must be at least $50 million;

    (vi) Common stocks (i) (A) which are traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, (B) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (C) which may be sold without restriction by the Corporation; provided, however, that (1) common stock which, while a Fitch Eligible Asset owned by the Corporation, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Asset until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A- by Fitch and (2) the aggregate Market Value of the Corporation's holdings of the common stock of any issuer in excess of 5% per US issuer of the number of Outstanding shares times the Market Value of such common stock shall not be a Fitch's Eligible Asset; (ii) securities denominated in any currency other than the U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate Market Value of the Corporation's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the Outstanding shares of common stock of such issuer or in excess of 10% of the Market Value of the Corporation's Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Approved Foreign Nations shall not be a Fitch Eligible Asset; and (iii) Small-cap stocks refer to stocks with a market capitalization between $300 million to $2 billion. Mid-cap stocks refer to stocks with a market capitalization between $2 billion to $10 billion. Large-cap stocks are companies having a market capitalization between $10 billion and $200 billion.

    (vii)  Rule 144A Securities;

    (viii)  Warrants on common stocks described in (vi) above;

    (ix) Any common stock, preferred stock or any debt security of REITs or real estate companies;

    (x) Interest Rate Swaps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1 by Fitch or the equivalent by another Rating Agency, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another Rating Agency and (2) the original aggregate notional amount of the Interest Rate Swap transaction or transactions is not greater than the liquidation preference of the AMPS originally issued;

    (xi)  Swaps, including total return swaps entered into according to ISDA;

    (xii)  Financial contracts, as such term is defined in
Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch Ratings specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch Ratings to the AMPS; and

    (xiii)  Fitch Hedging Transactions.

    Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the AMPS.

    Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

    Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any liens, except for
(A) liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the Fund by its Investment Adviser or Investment Manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) liens arising by virtue of any repurchase agreement.

FITCH DIVERSIFICATION LIMITATIONS:

    Portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible Assets:

EQUITY SECURITIES

                                                              MAXIMUM SINGLE
TYPE                                                           ISSUER(%)(1)
----                                                          --------------
Large-cap...................................................        5%
Mid-cap.....................................................        5%
Small-cap...................................................        5%

------------------------

(1) Percentages represent both a portion of the aggregate market value and number of outstanding shares of the common stock portfolio.

DEBT SECURITIES

                                MAXIMUM SINGLE   MAXIMUM SINGLE        MINIMUM ISSUE
SECURITY RATED AT LEAST           ISSUER(1)      INDUSTRY(1),(2)   SIZE ($ IN MILLION)(3)
-----------------------         --------------   ---------------   ----------------------
AAA...........................        100%              100%                $100
AA-...........................         20                75                  100
A-............................         10                50                  100
BBB-..........................          6                25                  100
BB-...........................          4                16                   50
B-............................          3                12                   50
CCC...........................          2                 8                   50

------------------------

(1) Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(2) Industries are determined according to Fitch's Industry Classifications, as defined herein.

(3) Preferred stock has a minimum issue size of $50 million, and mortgage pass throughs issued by the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA") or the Government National Mortgage Association ("GNMA"), which has no minimum issue size.

    If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Diversification Limitations (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will use the percentage set forth under "not rated" in this table.

    "Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

    "Fitch General Portfolio Requirements" means that the Fund's portfolio must meet the following diversification requirements: (a) no more than 25% by par value of the Fund's total assets can be invested in the securities of borrowers and other issuers having their principal business activities in the same Fitch Industry Classification; provided, that this limitation shall not apply with respect to U.S.

Government Securities and provided further that for purposes of this subsection
(a), the term "issuer" shall not include a lender selling a participation to the Fund or any other person interpositioned between such lender and the Fund with respect to a participation and (b) no more than 10% by par value of the Fund's total assets can be invested in securities of a single issuer, and provided further that for purposes of this subsection (b), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to such participation.

    "Fitch Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Fitch, LIBOR or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, and put and call options on such financial futures contracts ("Fitch Hedging Transactions"), subject to the following limitations:

    (i) The Fund may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("closing transactions")) that would cause the Fund at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

    (ii) The Fund will not engage in any Fitch Hedging Transaction based on Treasury Bonds or LIBOR (other than closing transactions) that would cause the Fund at the time of such transaction to own or have sold:

        (A) Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate Market Value exceeding 60% of the aggregate Market Value of Fitch Eligible Assets owned by the Fund and at least rated AA by Fitch (or, if not rated by Fitch Ratings, rated at least Aa by Moody's; or, if not rated by Moody's, rated AAA by S&P); or

        (B) Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least A or BBB by Fitch (or, if not rated by Fitch Ratings, rated at least Baa by Moody's; or, if not rated by Moody's, rated at least A or AA by S&P) (for purposes of the foregoing clauses (i) and
    (ii), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

    (iii) The Fund may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Fund.

    (iv) The Fund may not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Shares Basic Maintenance Amount.

    "Fitch Industry Classification" means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:

                                                                 SIC CODE
FITCH INDUSTRY CLASSIFICATIONS                                (MAJOR GROUPS)
------------------------------                              ------------------
Aerospace and Defense.....................................              37, 45
Automobiles...............................................              37, 55
Banking, Finance and Real Estate..........................          60, 65, 67

                                                                 SIC CODE
FITCH INDUSTRY CLASSIFICATIONS                                (MAJOR GROUPS)
------------------------------                              ------------------
Broadcasting and Media....................................              27, 48
Building and Materials....................................       15-17, 32, 52
Cable.....................................................                  48
Chemicals.................................................              28, 30
Computers and Electronics.................................              35, 36
Consumer Products.........................................              23, 51
Energy....................................................          13, 29, 49
Environmental Services....................................                  87
Farming and Agriculture...................................            1-3, 7-9
Food, Beverage and Tobacco................................          20, 21, 54
Gaming, Lodging and Restaurants...........................              70, 58
Health Care and Pharmaceuticals...........................          38, 28, 80
Industrial/Manufacturing..................................                  35
Insurance.................................................              63, 64
Leisure and Entertainment.................................              78, 79
Metals and Mining.........................................  10, 12, 14, 33, 34
Miscellaneous.............................................       50, 72-76, 99
Paper and Forest Products.................................           8, 24, 26
Retail....................................................          53, 56, 59
Sovereign.................................................                  NA
Supermarkets and Drug Stores..............................                  54
Telecommunications........................................                  48
Textiles and Furniture....................................      22, 25, 31, 57
Transportation............................................           40, 42-47
Utilities.................................................                  49
Structured Finance Obligations............................                  NA
Packaging and Containers..................................          26, 32, 34
Business Services.........................................              73, 87

    The Fund shall use its discretion in determining which industry classification is applicable to a particular investment.

    "Fund" means Dreman/Claymore Dividend & Income Fund, a Delaware statutory trust.

    "Holder" means a Person identified as a holder of record of shares of AMPS in the Share Register.

    "Independent Accountant" means a nationally recognized accountant, or firm of accountants, that is, with respect to the Fund, an independent public accountant or firm of independent public accountants under the Securities Act.

    "Initial Dividend Payment Date" means the Initial Dividend Payment Date as determined by the Board of Trustees of the Fund or their designee with respect to each series of AMPS or Other AMPS, as the case may be.

    "Initial Dividend Rate" means the rate per annum established by the Board of Trustees or their designee, applicable to the Initial Rate Period for such series of AMPS and, with respect to Other AMPS, has the equivalent meaning.

    "Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a futures contract.

    "Initial Rate Period" has the meaning set forth in paragraph 2(c)(i) of this
Article VII, of this Statement and, with respect to Other AMPS, has the equivalent meaning.

    "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

    "Interest Rate Swaps" has the meaning as defined under "Swap."

    "Investment Adviser" means the Fund's investment adviser, which initially shall be Claymore Advisors, LLC.

    "Investment Manager" means the Fund's investment manager, which initially shall be Dreman Value Management, LLC.

    "LIBOR" means the London Interbank Offered Rate.

    "LIBOR Dealers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

    "LIBOR Rate," on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750,
(A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Rate Period days shall be (i) seven or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate;
(viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than

343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

    "London Business Day" means any day on which commercial banks are generally open for business in London.

    "Long Term Rate Period" means a Special Rate Period consisting of a specified period of one whole year or more but not greater than five years.

    "Mandatory Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption.

    "Market Value" of any asset of the Fund shall be the market value thereof determined by the Pricing Service or by the Fund in accordance with procedures approved by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service or the Fund may employ electronic data processing techniques and/or a matrix system to determine valuations. At the Fund's discretion, in the event the Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.

    "Maximum Applicable Rate," with respect to AMPS, has the meaning set forth in paragraph 9(a)(vii) of this Article VII, of this Statement and, with respect to Other AMPS, has the equivalent meaning.

    "Monthly Valuation Date" means the last Valuation Date of each month in each fiscal year of the Fund, commencing from the Date of Original Issue.

    "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and its successors.

    "Moody's Discount Factor" means for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

    (i) Corporate debt securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

DISCOUNT FACTORS FOR CORPORATE DEBT SECURITIES INCLUDING NON-INVESTMENT GRADE
  BONDS

(NON-CONVERTIBLES)

CORPORATE DEBT SECURITIES(2)                            AAA         AA         A         BAA         BA         B        NR(1)
----------------------------                          --------   --------   --------   --------   --------   --------   --------
1 year or less......................................    109        112        115        118        137        150        250
2 years or less (but longer than 1 year)............    115        118        122        125        146        160        250
3 years or less (but longer than 2 years)...........    120        123        127        131        153        168        250
4 years or less (but longer than 3 years)...........    126        129        133        138        161        176        250
5 years or less (but longer than 4 years)...........    132        135        139        144        168        185        250
7 years or less (but longer than 5 years)...........    139        143        147        152        179        197        250
10 years or less (but longer than 7 years)..........    145        150        155        160        189        208        250
15 years or less (but longer than 10 years).........    150        155        160        165        196        216        250
20 years or less (but longer than 15 years).........    150        155        160        165        196        228        250
30 years or less (but longer than 20 years).........    150        155        160        165        196        229        250
Greater than 30 years...............................    165        173        181        189        205        240        250

------------------------

(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate, municipal or other debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

(2) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

    The Moody's Discount Factors presented in the immediately preceding table will also apply to corporate debt securities that do not pay interest in U.S. dollars or euros, provided that the Moody's Discount Factor determined from the table shall be multiplied by a factor of 1.2 for purposes of calculating the Discounted Value of such securities.

    (ii) Common stock: The Moody's Discount Factor applied to common stock will be:

COMMON STOCKS                                       UTILITY    INDUSTRIAL   FINANCIAL
-------------                                       --------   ----------   ---------
Seven week exposure period........................    170%        264%        241%

    (iii) Preferred stock*: The Moody's Discount Factor for taxable preferred stock shall be:

Aaa.........................................................  150%
Aa..........................................................  155%
A...........................................................  160%
Baa.........................................................  165%
Ba..........................................................  196%
B...........................................................  216%
less than B or Not Rated....................................  250%

    Because of the size of the DRD market, these preferreds will be assigned a different discount factor to reflect their liquidity. Investment grade DRDs will receive a 165% discount factor and non-investment grade DRDs will receive a 216% discount factor.

* Eligible non-cumulative preferred stocks' Discount Factors will be increased by an additional 20%

    (iv) Convertible securities: The Moody's Discount Factor for convertible securities shall be including convertible preferred stock):

    Convertibles having a delta that ranges between .4-0 will be discounted using the discount factors found in Moody's corporate debt securities table.

    Convertibles having a delta that ranges between l-.8 will be subject to the following discount factors: for investment grade bonds the discount factor is 195% and for below investment grade securities the discount factor is 229%.

    Convertibles having a delta that ranges between .8-.4 will be subject to the following discount factors: for investment grade bonds the discount factor is 192% and for below investment grade securities the discount factor is 226%.

    Any unrated convertible bonds are discounted at 250%.

------------------------

(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for applicable Fund assets can be derived from other sources as well as combined with a number of sources, unrated fixed-income and convertible securities (which are securities that are not rated by any of Moody's, S&P or Fitch Ratings) are limited to 10% of Moody's Eligible Assets for purposes of calculations related to the Preferred Shares Basic Maintenance Amount. If a convertible security is not rated by any of Moody's, S&P or Fitch Ratings, the Fund will use the applicable percentage set forth in the row entitled "Unrated" in the table above. Ratings assigned by S&P and/or Fitch Ratings are generally accepted at face value. However, adjustments to face value may be made to particular categories of credits for which the ratings by S&P and/or Fitch Ratings do not seem to approximate a Moody's rating equivalent. Split-rated securities assigned by S&P and Fitch Ratings (I.E., these Rating Agencies assign different rating categories to the security) will be accepted at the lower of the two ratings.

(2) Discount factors are for Seven-week exposure period.

    Upon conversion to common stock, the Discount Factors applicable to common stock will apply:

COMMON STOCKS                                       UTILITY    INDUSTRIAL   FINANCIAL
-------------                                       --------   ----------   ---------
Seven week exposure period........................    170%        264%        241%

    (v) Short-term instruments: The Moody's Discount Factor applied to short-term portfolio securities, U.S. Government Securities including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Moody's Exposure Period; and
(C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash.

    (vi)  Rule 144A Securities: The Moody's Discount Factor applied to
Rule 144A Securities for Rule 144A Securities whose terms include rights to registration under the Securities Act within one year and Rule 144A Securities which do not have registration rights within one year will be 120% and

130%, respectively, of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

    (vii)  Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                                 DISCOUNT
                                                              FACTOR(1)(2)(3)
                                                              ---------------
common stock of REITs.......................................        154%
preferred stock of REITs with Senior Implied Moody's (or
  S&P) rating:..............................................        154%
without Senior Implied Moody's (or S&P) rating:.............        208%

                                                                 DISCOUNT
                                                              FACTOR(1)(2)(3)
                                                              ---------------
common stock and preferred stock of Other Real Estate
  Companies with Senior Implied Moody's (or S&P) rating:....        208%
without Senior Implied Moody's (or S&P) rating..............        250%

------------------------

(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/Property Sector Classification which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

    Debt Securities of REITs and Other Real Estate Companies(1):

                                                                       MOODY'S RATING CATEGORY
TERM TO MATURITY OF                          ----------------------------------------------------------------------------
CORPORATE DEBT SECURITY                        AAA         AA         A         BAA         BA         B       UNRATED(1)
-----------------------                      --------   --------   --------   --------   --------   --------   ----------
1 year or less.............................    109%       112%       115%       118%       137%       150%        250%
2 years or less (but longer than 1 year)...    115%       118%       122%       125%       146%       160%        250%
3 years or less (but longer than 2
  years)...................................    120%       123%       127%       131%       153%       168%        250%
4 years or less (but longer than 3
  years)...................................    126%       129%       133%       138%       161%       176%        250%
5 years or less (but longer than 4
  years)...................................    132%       135%       139%       144%       168%       185%        250%
7 years or less (but longer than 5
  years)...................................    139%       143%       147%       152%       179%       197%        250%
10 years or less (but longer than 7
  years)...................................    145%       150%       155%       160%       189%       208%        250%
15 years or less (but longer than 10
  years)...................................    150%       155%       160%       165%       196%       216%        250%
20 years or less (but longer than 15
  years)...................................    150%       155%       160%       165%       196%       228%        250%
30 years or less (but longer than 20
  years)...................................    150%       155%       160%       165%       196%       229%        250%
Greater than 30 years......................    165%       173%       181%       189%       205%       240%        250%

------------------------

(1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

(2) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate, municipal or other debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

    (viii) Warrants: The Discount Factors applicable to common stock will apply:

COMMON STOCKS                                       UTILITY    INDUSTRIAL   FINANCIAL
-------------                                       --------   ----------   ---------
Seven week exposure period........................    170%        264%        241%

    (ix) Moody's Hedging Transactions: See the definition of "Moody's Hedging Transactions" for the applicable Moody's Discount Factor to be applied.

    "Moody's Eligible Asset" means:

    (i) Cash (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's or the equivalent by another Rating Agency if the payment date is within five (5) Business Days of the Valuation Date, (B) A2 or higher by Moody's or the equivalent by another Rating Agency if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher by Moody's or the equivalent by another Rating Agency if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five (5) Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or the equivalent by another Rating Agency or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1 or the equivalent by another Rating Agency;

    (ii) Short Term Money Market Instruments, so long as (A) such securities are rated at least P-1 or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2 or the equivalent by another Rating Agency, or
(C) in all other cases, the supporting entity (1) is rated A2 or the equivalent by another Rating Agency and the security matures within one month, (2) is rated A1 or the equivalent by another Rating Agency and the security matures within three months or (3) is rated at least A3 or the equivalent by another Rating Agency and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

    (iii)  U.S. Government Securities;

    (iv)  Rule 144A Securities;

    (v)  Common stocks:

        (A) which are issued by issuers whose senior debt securities are rated at least Baa3 by Moody's (or, in the event an issuer's senior debt securities are not rated by Moody's, which are issued by an issuer whose senior debt securities are rated at least BBB- by S&P and which for this purpose have been assigned a Moody's equivalent rating of at least Baa3;

        (B) which are traded on the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market System or other Moody's approved exchanges;

        (C) which have a market capitalization greater than $500,000,000;

        (D) which are currently paying a cash dividend be it an initial cash dividend or part of an ongoing series of cash dividends or whose predecessors have paid cash dividends regularly during the preceding three-year period (or since inception of the dividend if the common stock initiated a dividend within the past three-years); and

        (E) which pay dividends in U.S. dollars or currency of other Approved Foreign Nations;

    Provided, however, that (1) the aggregate Market Value of the Fund's holdings of the common stock of any eligible issuer (x) shall be less than 5% of the number of outstanding shares times the Market Value of such common stock and
(y) shall not exceed 5% of the number of outstanding shares (less the number of shares held by insiders, as determined in accordance with standards established by Moody's) multiplied by the Market Value of such common stock and (2) the number of shares of common stock of any eligible issuer held by the Fund shall not exceed the average weekly trading volume of such common stock during the preceding month.

    (vi) Corporate debt securities if (A) such securities are rated B3 or higher by Moody's or the equivalent by another Rating Agency; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's, S&P or Fitch; (C) for securities which provide for conversion or exchange at the option of the issuer into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's or the equivalent by another Rating Agency and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets or the equivalent by another Rating Agency; (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's Investment Adviser or Investment Manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

    Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Fund) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's, S&P nor Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years,
(ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and
(iv) possess a current, unqualified auditor's report without qualified, explanatory language.

    (vii) Preferred stocks if (A) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (B) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange or other Moody's approved exchanges, (C) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa3 or higher (D) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Fund of each issue of preferred stock is $500,000. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;

    (viii) convertible securities (including convertible preferred stock), provided that (A) the issuer of common stock must have a Moody's senior unsecured debt of Caa or better, or a rating of CCC or better by S&P or Fitch Ratings, (B) the common stocks must be traded on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ, (C) dividends must be paid in U.S. dollars, (D) the portfolio of convertible bonds must be diversified as set forth in the table set forth below, (E) the company shall not hold shares exceeding the average weekly trading volume during the preceding month and (F) synthetic convertibles are excluded from asset eligibility;

    (ix) common stock, preferred stock or any debt security of REITs or real estate companies.

    (x) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act of 1940, as amended, not otherwise provided for in this definition but only upon receipt by the Fund of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the AMPS; and

    (xi)  Moody's Hedging Transactions.

MOODY'S DIVERSIFICATION LIMITATIONS:

    In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

EQUITY SECURITIES

                                   MAXIMUM SINGLE   MAXIMUM SINGLE    MAXIMUM SINGLE
INDUSTRY CATEGORY                  ISSUER (%)(1)    INDUSTRY (%)(1)    STATE (%)(1)
-----------------                  --------------   ---------------   --------------
Utility..........................          4               50                 7(2)
Industrial.......................          4               45                 7
Financial........................          5               40                 6
Other............................          6               20               N/A

------------------------

(1) Percentages represent both a portion of the aggregate market value and the number of outstanding shares of the common stock portfolio.

(2) Utility companies operating in more than one state should be diversified according to the state of incorporation.

DEBT SECURITIES

                                MAXIMUM SINGLE   MAXIMUM SINGLE   MINIMUM ISSUE SIZE
RATINGS(1)                       ISSUER(2)(3)    INDUSTRY(3)(4)   ($ IN MILLION)(5)
----------                      --------------   --------------   ------------------
Aaa...........................       100%             100%               $100
Aa............................         20               60                100
A.............................         10               40                100
Baa...........................          6               20                100
Ba............................          4               12                 50(6)
B1-B2.........................          3                8                 50(6)
B3 or below...................          2                5                 50(6)

------------------------

(1) Refers to the preferred stock and senior debt rating of the portfolio holding.

(2) Companies subject to common ownership of 25% or more are considered as one issuer.

(3) Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(4) Industries are determined according to Moody's Industry Classifications, as defined herein.

(5) Except for preferred stock, which has a minimum issue size of $50 million.

(6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Fund's total assets.

    Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate, municipal or other debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

    Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

    Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for
(A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by its Investment Adviser or Investment Manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

    "Moody's Exposure Period" means the period commencing on a given Valuation Date and ending 49 days thereafter.

    "Moody's General Portfolio Requirements" means that the Fund's portfolio must meet the following diversification requirements: (a) no more than 25% by par value of the Fund's total assets can be invested in the securities of borrowers and other issuers having their principal business activities in the same Moody's Industry Classification; provided, that this limitation shall not apply with respect to U.S. Government Securities and provided further that for purposes of this subsection (a), the term "issuer" shall not include a lender selling a participation to the Fund or any other person interpositioned between such lender and the Fund with respect to a participation and (b) no more than 10% by par value of the Fund's total assets can be invested in securities of a single issuer, and provided further that for purposes of this subsection (b), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to such participation.

    "Moody's Hedging Transactions" means for so long as any AMPS are rated by Moody's, the Fund may buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options on portfolio securities, swaps and securities lending unless it receives written confirmation from Moody's that engaging in such transactions would impair the ratings then assigned to the AMPS by Moody's, (collectively "Moody's Hedging Transactions"), subject to the following limitations:

    (i) Future and call options: For purposes of the Preferred Shares Basic Maintenance Amount, futures held by the Fund and call options sold by the Fund shall not be included as Moody's Eligible Assets. However, such assets shall be valued at Market Value by subtracting the good faith margin and the maximum daily trading variance as of a Valuation Date. For call options purchased by the Fund, the Market Value of the call option will be included as Moody's Eligible Asset subject to a Moody's Discount Factor mutually agreed to between the Fund and Moody's based on the characteristics of the option contract such as its maturity and the underlying security of the contract.

    (ii) Securities lending: The Fund may engage in securities lending in an amount not to exceed 15% of the Fund's total gross assets. For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Moody's Eligible Assets with the appropriate Moody's Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. However, the Fund may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these bylaws. In such event, to the extent that securities lending collateral received is invested by the Fund in assets that otherwise would be Moody's Eligible Assets and the value of such assets exceeds the amount of the Fund's Moody's Eligible Assets by applying the applicable Moody's Discount Factor to this amount and adding the product to total Moody's Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Fund's obligation to return the collateral on a Valuation Date, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the Preferred Shares Basic Maintenance Amount. Collateral received by the Fund in a securities lending transaction and maintained by the Fund in the form received shall not be included as a Moody's Eligible Asset for purposes of calculating the Preferred Shares Basic Maintenance Amount.

    (iii) Swaps (including Total Return Swaps and Interest Rate Swaps): Total return and Interest Rate Swaps are subject to the following provisions:

        (A) Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the Preferred Shares Basic Maintenance Amount. If the Fund has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor on the counterparty to the swap transaction. If the Fund has an outstanding liability from a swap transaction on a Valuation Date, the Fund will subtract the outstanding liability from the total Moody's Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount.

        In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Moody's Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding AMPS. At the time a swap is executed, the Fund will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's long-term rating of A3.

        (B) (1) The underlying securities subject to a Credit Default Swap sold by the Fund will be subject to the applicable Moody's Discount Factor for each security subject to the swap;

           (2) If the Fund purchases a Credit Default Swap and holds the underlying security, the Market Value of the Credit Default Swap and the underlying security will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor assessed based on the counterparty risk and the duration of the swap agreement; and

    If not otherwise provided for in (a)(i)-(iii) above, derivative instruments shall be treated as follows: Any derivative instruments will be valued pursuant to the Fund's valuation procedures on a Valuation Date. The amount of the net payment obligation and the cost of a closing transaction, as appropriate, on any derivative instrument on a Valuation Date will be counted as a liability for purposes of determining the Preferred Shares Basic Maintenance Amount (e.g.,, a written call option that is in the money for the holder). Any derivative instrument with respect to which the Fund is owed payment on the Valuation Date that is not based upon an individual security or securities that are Moody's Eligible Assets will have a mutually agreed upon valuation by Moody's and the Fund for purposes of determining Moody's Eligible Assets. Any derivative instrument with respect to which the Fund is owed payment on the valuation date that is based upon an individual security or securities that are Moody's Eligible Assets (e.g., a purchased call option on a bond that is in the money) will be valued as follows for purposes of determining Moody's Eligible Assets:
(A) For such derivative instruments that are exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be reduced by applying the Moody's Discount Factor (as it would apply to the underlying security or securities) and then added to Moody's Eligible Assets; and (B) for such derivative instruments that are not exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be (1) reduced as described in (A) and (B) further reduced by applying to the remaining amount the Moody's Discount Factor determined by reference to the credit rating of the derivative counterparty with the remaining amount after these reductions then added to Moody's Eligible Assets.

    For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

    A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an Auction or otherwise.

    "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Preferred Shares):

     1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

     2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

     3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

     4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

     5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

     6. Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating Containers

     7. Containers, Packaging and Glass: Glass, Fiberglass, Containers made of:
        Glass, Metal, Paper, Plastic, Wood or Fiberglass

     8. Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

     9. Diversified/Conglomerate Manufacturing

    10. Diversified/Conglomerate Service

    11. Diversified Natural Resources, Precious Metals and Minerals:
        Fabricating, Distribution

    12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

    13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

    14. Finance: Investment Brokerage, Leasing, Syndication, Securities

    15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

    16. Grocery: Grocery Stores, Convenience Food Stores

    17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

    18. Home and Office Furnishings, Housewares, and Durable Consumer Products:
        Carpets, Floor Coverings, Furniture, Cooking, Ranges

    19. Hotels, Motels, Inns and Gaming

    20. Insurance: Life, Property and Casualty, Broker, Agent, Surety

    21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

    22. Machinery (Non-Agricultural, Non-Construction, Non-Electronic):
        Industrial, Machine Tools, Steam Generators

    23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

    24. Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

    25. Personal, Food and Miscellaneous

    26. Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

    27. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

    28. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

    29. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

    30. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

    31. Personal Transportation: Air, Bus, Rail, Car Rental

    32. Utilities: Electric, Water, Hydro Power, Gas

    33. Broadcasting and Entertainment: Recording Industry, Motion Exhibition Theaters, Motion Picture Production and Distribution, Radio, T.V., Cable Broadcasting and Broadcasting Equipment

    34. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

    The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the Independent Accountant and Moody's, to the extent the Fund considers necessary.

    "Non-Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions."

    "Non-Payment Period" means any period commencing on and including the day on which the Fund shall fail to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted by paragraph 2(c)(i) of this Article VII, of this Statement) within three Business Days after such Dividend Payment Date to the Holders as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on shares of AMPS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares payable (if declared) on such Dividend Payment Date or (B) on any redemption date for any shares of AMPS called for redemption, the Mandatory Redemption Price per share of such AMPS or, in the case of an optional redemption, the Optional Redemption Price per share, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or shall have otherwise been made available to Holders in same-day funds; provided that, a Non-Payment Period shall not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, all Existing Holders (at their addresses appearing in the Share Books) and the Securities Depository. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clauses (ii)(A) or (ii)(B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated by paragraph 2(c)(i) of this Statement, shall not constitute a "Non-Payment Period."

    "Non-Payment Period Rate" means, initially, 300% of the applicable Reference Rate, provided that the Board of Trustees of the Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Fund determines and Moody's or Fitch (and any Substitute Rating Agency in lieu of Moody's or Fitch, as applicable in the event such party shall not rate the AMPS) advise the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then current ratings on the AMPS.

    "Normal Dividend Payment Date" has the meaning set forth in paragraph 2(b)(i) of Article VII, of this Statement.

    "Notice of Redemption" means any notice with respect to the redemption of shares of AMPS pursuant to paragraph 4 of Article VII, of this Statement.

    "Notice of Revocation" has the meaning set forth in paragraph 2(c)(iii) of
Article VII, of this Statement.

    "Notice of Special Rate Period" has the meaning set forth in paragraph 2(c)(iii) of Article VII, of this Statement.

    "Optional Redemption Price" means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium attributable to the designation of a Premium Call Period.

    "Other AMPS" means the auction rate Preferred Shares of the Fund, other than the AMPS.

    "Outstanding" means, as of any date (i) with respect to AMPS, shares of AMPS therefor issued by the Fund except, without duplication, (A) any shares of AMPS theretofore canceled or delivered to the Auction Agent for cancellation, or redeemed by the Fund, or as to which a Notice of Redemption shall have been given and Deposit Securities shall have been deposited in trust or segregated by the Fund pursuant to paragraph 4(c) and (B) any shares of AMPS as to which the Fund or any Affiliate thereof shall be a Beneficial Owner, provided that shares of AMPS held by an Affiliate shall be deemed Outstanding for purposes of calculating the Preferred Shares Basic Maintenance Amount and (ii) with respect to shares of other Preferred Shares, has the equivalent meaning.

    "Parity Shares" means the AMPS and each other Outstanding series of Preferred Shares the holders of which, together with the holders of the AMPS, shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to the full respective preferential amounts to which they are entitled, without preference or priority one over the other.

    "Performing" means that no default as to the payment of principal or interest has occurred and is continuing.

    "Person" means and includes an individual, a partnership, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

    "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of AMPS.

    "Potential Holder" means any Broker-Dealer or any such other Person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring shares of AMPS (or, in the case of an Existing Holder, additional shares of AMPS).

    "Preferred Shares" means the preferred shares of beneficial interest, par value $.01 per share, of the Fund, and includes AMPS and Other AMPS.

    "Preferred Shares Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Outstanding shares of each Series of AMPS on such date by the Liquidation Preference (and redemption premium, if any) per share of such Series; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each Series of AMPS Outstanding that follows such Valuation Date; (C) the aggregate amount of dividends that would accumulate on Outstanding Preferred Shares from such first Dividend Payment Dates therefor referenced in (B) of this paragraph through the 45th day after such Valuation Date at the respective Applicable Rates referenced in (B) of this paragraph; (D) the amount of anticipated non-interest expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the current outstanding balances of any indebtedness or obligations of the Fund senior in right of payment to the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (F) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to the Preferred Shares for which a Notice of Redemption has been sent, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any liabilities incurred for the purpose of clearing securities transactions) less (ii) the sum of any cash plus the value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of
(i)(A) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P2 by Moody's and A2 by Fitch, it will be valued at its face value).

    "Preferred Shares Basic Maintenance Amount Test" means a test which is met if: (a) the aggregate Discounted Values of the Moody's Eligible Assets meets or exceeds 1.0 times the Preferred Shares Basic Maintenance Amount and (b) the aggregate Discounted Values of the Fitch Eligible Assets meets or exceeds 1.0 times the Preferred Shares Basic Maintenance Amount.

    "Preferred Shares Basic Maintenance Cure Date," with respect to the failure by the Fund to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph 7(a) of this Statement) as of a given Valuation Date, means the 7th Business Day following such Valuation Date.

    "Preferred Shares Basic Maintenance Report" means a report signed by any of the President, Treasurer, any Senior Vice President or any Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate) and the Preferred Shares Basic Maintenance Amount.

    "Premium Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions."

    "Pricing Service" means any pricing service designated by the Board of Trustees of the Fund provided the Fund obtains written assurance from Moody's and Fitch that such designation will not impair the rating then assigned by Moody's and Fitch, as applicable, to the AMPS.

    "Rate Period" means the Initial Rate Period, any 7-Day Rate Period, any 28-Day Rate Period and any Special Rate Period.

    "Rating Agency" means a nationally recognized statistical rating organization.

    "Reference Banks" means four major banks in the London interbank market selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates or successors or such other party as the Fund may from time to time appoint.

    "Reference Rate" means (i) with respect to a Rate Period having 364 or fewer days, the LIBOR Rate and (ii) with respect to a Rate Period having 365 or more days, the applicable Treasury Index Rate.

    "REITs" means real estate investment trusts.

    "Request for Special Rate Period" has the meaning set forth in paragraph 2(c)(iii) of Article VII, of this Statement.

    "Response" has the meaning set forth in paragraph 2(c)(iii) of Article VII, of this Statement.

    "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's Investment Adviser or Investment Manager acting pursuant to procedures approved by the Board of Trustees of the Fund.

    "S&P" means Standard & Poor's Corporation, a New York Corporation, and its successors.

    "Securities Act" means the Securities Act of 1933, as amended.

    "Securities Depository" means The Depository Trust Company or any successor company or other entities elected by the Fund as securities depository for the shares of AMPS that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of AMPS.

    "Series" means a series of Preferred Shares of the Fund including Series M7 AMPS, Series T28 AMPS, Series W7 AMPS, Series TH28 AMPS and Series F7 AMPS.

    "Series M7 AMPS" means the Auction Market Preferred Shares, Series M7.

    "Series T28 AMPS" means the Auction Market Preferred Shares, Series T28.

    "Series W7 AMPS" means the Auction Market Preferred Shares, Series W7.

    "Series TH28 AMPS" means the Auction Market Preferred Shares, Series TH28.

    "Series F7 AMPS" means the Auction Market Preferred Shares, Series F7.

    "Service" means the United States Internal Revenue Service.

    "Share Books" means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of Existing Holders of the AMPS.

    "Share Register" means the register of Holders maintained on behalf of the Fund by the Auction Agent in its capacity as transfer agent and registrar for the AMPS.

    "Short Term Rate Period" means a Special Rate Period consisting of a specified number of days (other than seven in the cases of Series M7 AMPS, Series W7 AMPS and Series F7 AMPS and other than twenty-eight in the cases of Series T28 AMPS and Series TH28 AMPS), evenly divisible by seven and not fewer than seven nor more than 364.

    "Short Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days (or 270 days for instruments rated at least Aaa for purposes of determining Moody's Eligible Assets):

    (i) commercial paper rated either F-1 by Fitch or A-1 by S&P if such commercial paper matures in 30 days or P-1 by Moody's and either F-1+ by Fitch or A-1+ by S&P if such commercial paper matures in over 30 days;

    (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of, (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

    (iii) overnight funds;

    (iv) U.S. Government Securities; and

    (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on each Valuation Date of at least P-1 from Moody's and either F-1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A-2 and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-1 by Moody's, F-1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund); and provided further, that the interest receivable by the Fund shall not be subject to any withholding or similar taxes.

    "Special Rate Period" means a Rate Period consisting of (i) a specified number of days (other than seven in the cases of Series M7 AMPS, Series W7 AMPS and Series F7 AMPS and twenty-eight in the cases of Series T28 AMPS and Series TH28 AMPS), evenly divisible by seven and not fewer than seven nor more than 364 or (ii) a specified period of one whole year or more but not greater than five years (in each case subject to adjustment as provided in paragraph 2(b)(i)).

    "Specific Redemption Provisions" means, with respect to a Special Rate Period either, or any combination of, (i) a period (a 'Non-Call Period') determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of AMPS subject to such Rate Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of AMPS subject to such Rate Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of the Fund after consultation with the Auction Agent and the Broker-Dealers.

    "Statement" means the Statement of Preferences of Auction Market Preferred Shares of the Fund creating the AMPS and as may otherwise be amended from time-to-time.

    "Subsequent Rate Period," with respect to AMPS, has the meaning set forth in paragraph 2(c)(i) of Article VII, of this Statement and, with respect to Other AMPS, has the equivalent meaning.

    "Substitute Rating Agency" and "Substitute Rating Agencies" mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by the Investment Adviser and the Investment Manager or their affiliates and successors, after consultation with the Fund and the Broker-Dealers, to act as the substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the shares of AMPS.

    "Swap" means a derivative transaction between two parties who contractually agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.

    (i) "Interest Rate Swap" means an arrangement whereby two parties (called counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon periodic interest rate multiplied by some predetermined dollar principal, called the notional principal amount. No principal (no notional amount) is exchanged between parties to the transaction; only interest is exchanged.

    (ii) "Total Return Swap" means an agreement between counterparties in which one party agrees to make payments of the total return from the underlying asset(s) which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

    "Treasury Bonds" means United States Treasury Bills, Bonds or Notes.

    "Treasury Index Rate" means the average yield to maturity for actively traded marketable fixed interest rate U.S. Government Securities having the same number of 30-day periods to maturity as the length of the applicable Rate Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all dividend Rate periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System; provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government Securities selected by the Fund.

    "U.S. Government Securities" means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than Treasury bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

    "Valuation Date" means, for purposes of determining whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, each Business Day commencing with the Date of Original Issue.

    "Variation Margin" means, in connection with an outstanding futures contract owned or sold by the Fund, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract fluctuates.

    (b) The Board, subject to compliance with applicable law, without the vote or consent of any holder of preferred shares, including shares of each Series, or any other shareholder of the Fund, may from time to time amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund or confirm the applicability of covenants and other obligations set forth herein, all in connection with obtaining or maintaining the rating of any Rating Agency with respect to each series of AMPS, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares or the Holders thereof, provided that the Board of Trustees receives written confirmation from each relevant Rating Agency (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency's rating of any series of AMPS) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

    In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Applicable Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of Preferred Shares, including shares of each series of AMPS, or any other shareholder of the Fund, and without receiving any confirmation from any Rating Agency, after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would meet the Preferred Shares Basic Maintenance Amount test.

    Subject to the provisions of this Statement, the Board of Trustees may, by resolution duly adopted without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to (1) reflect any amendments hereto which the Board is entitled to adopt pursuant to the terms of this section of the Statement without shareholder approval or (2) add additional shares of each series of AMPS (and terms relating thereto). All such additional shares shall be governed by the terms of this Statement. To the extent permitted by applicable law, the Board of

Trustees may interpret, amend or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any patent defect.

    (c) The Fund agrees to notify Moody's and Fitch with no less than thirty
(30) days' notification of: (i) any material changes to the Fund's organizational documents and material contracts, as determined by the Fund's officers, in their sole discretion, (ii) any redemptions of AMPS by the Fund,

    2. DIVIDENDS. (a) The Holders of a particular series of AMPS shall be entitled to receive, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor, cumulative dividends each consisting of cash at the Applicable Rate, and no more, payable on the respective dates set forth below. Dividends on the shares of each series of AMPS so declared and payable shall be paid in preference to and in priority over any dividends declared and payable on the Common Shares.

    (b) (i) Cash dividends on shares of each series of AMPS shall accumulate from the Date of Original Issue and shall be payable, when, as and if declared by the Board of Trustees, out of funds legally available therefor, commencing on the Initial Dividend Payment Date. Following the Initial Dividend Payment Date for a series of AMPS, dividends on that series of AMPS will be payable, at the option of the Fund, either (i) with respect to any 7-Day Rate Period or 28-Day Rate Period and any Special Rate Period of 28 or fewer days, on the day next succeeding the last day thereof, or (ii) with respect to any Special Rate Period of more than 28 days and with respect to any Long Term Rate Period, monthly on the first Business Day of each calendar month during such Rate Period and on the day next succeeding the last day thereof (each such date referred to in clause
(i) or (ii) being herein referred to as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exception discussed above, the next succeeding Dividend Payment Date, subject to such exception, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees shall fix the Dividend Payment Date. The Board of Trustees by resolution prior to authorization of a dividend by the Board of Trustees may change a Dividend Payment Date if such change does not adversely affect the contract rights of the Holders of shares of AMPS set forth in the Declaration of Trust or the Statement. The Initial Rate Period, 7-Day Rate Periods, 28-Day Rate Periods, and Special Rate Periods with respect to a series of AMPS are hereinafter sometimes referred to as Rate Periods. Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

    (ii) Each dividend shall be paid to the Holders as they appear in the Stock Register as of 12:00 noon, New York City time, on the Business Day preceding the Dividend Payment Date. Dividends in arrears for any past Rate Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as they appear on the Stock Register on a date, not exceeding 15 days prior to the payment date therefor, as may be fixed by the Board of Trustees of the Fund.

    (c) (i) During the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date for each series of AMPS (the "Initial Rate Period"), the Applicable Rate shall be the Initial Dividend Rate. Commencing on the Initial Dividend Payment Date for each series of AMPS, the Applicable Rate for each subsequent rate period (hereinafter referred to as a "Subsequent Rate Period"), which Subsequent Rate Period shall commence on and include a Dividend Payment Date and shall end on and include the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Rate Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from implementation of the Auction Procedures.

    The Applicable Rate for each Rate Period commencing during a Non-Payment Period shall be equal to the Non-Payment Period Rate; and each Rate Period, commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Rate Period in the cases of Series M7 AMPS, Series W7 AMPS and Series F7 AMPS and a 28-Day Rate Period in the cases of Series T28 AMPS and Series TH28 AMPS. Except in the case of the willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any shares of AMPS on the date set for such redemption, any amount of any dividend due on any Dividend Payment Date (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the Holders of such shares of AMPS as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to any shares of AMPS not paid to such Holders when due may be paid to such Holders in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that, such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any shares of AMPS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Rate Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time shall be considered equivalent to payment to such person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.

    (ii) The amount of cash dividends per share of any series of AMPS payable (if declared) on each Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Rate Period by a fraction, the numerator of which will be such number of days in such part of such Rate Period that such share was Outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

    (iii) The Fund may, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Rate Period") to the Auction Agent and to each Broker-Dealer, request that the next succeeding Rate Period for a series of AMPS be a number of days (other than seven in the cases of Series M7 AMPS, Series W7 AMPS and Series F7 AMPS and twenty-eight days in the cases of Series T28 AMPS and Series TH28 AMPS), evenly divisible by seven and not fewer than seven nor more than 364 in the case of a Short Term Rate Period or one whole year or more but not greater than five years in the case of a Long Term Rate Period, specified in such notice, provided that the Fund may not give a Request for Special Rate Period of greater than 28 days (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and unless full cumulative dividends and any amounts due with respect to redemption's have been paid in full. Such Request for Special Rate Period, in the case of a Short Term Rate Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for a series of AMPS and, in the case of a Long Term Rate Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for a series of AMPS. Upon receiving such Request for Special Rate Period, the Broker-Dealer(s) shall jointly determine whether it is advisable that the Fund issue a Notice of Special Rate Period for the series of AMPS as contemplated by such Request for Special Rate Period and shall determine the Optional Redemption Price of the AMPS during such Special Rate Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a

"Response") of such determination by no later than the second Business Day prior to such Auction Date. If the Broker-Dealer(s) shall not give the Fund and the Auction Agent a Response by such second Business Day or if the Response states that it is not advisable that the Fund give a Notice of Special Rate Period for the series of AMPS, the Fund may not give a Notice of Special Rate Period in respect of such Request for Special Rate Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Rate Period for the series of AMPS, the Fund may by no later than the second Business Day prior to such Auction Date give a notice (a "Notice of Special Rate Period") to the Auction Agent, the Securities Depository and each Broker-Dealer which notice will specify (i) the duration of the Special Rate Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund also shall provide a copy of such Notice of Special Rate Period to Moody's and Fitch. The Fund shall not give a Notice of Special Rate Period and, if the Fund has given a Notice of Special Rate Period, the Fund is required to give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act AMPS Asset Coverage is not satisfied or the Fund shall fail to maintain Fitch Eligible Assets or Moody's Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Rate Period (using as a pro forma dividend rate with respect to such Special Rate Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the AMPS with an equal rate period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealer(s) jointly advise the Fund that they have concluded that it is advisable to give a Notice of Revocation. The Fund also shall provide a copy of such Notice of Revocation to Fitch and Moody's. The Fund also must have received confirmation from Moody's and Fitch or any Substitute Rating Agency that the proposed Special Rate Period will not adversely affect such agency's then current rating on the AMPS, and the lead Broker-Dealer designated by the Fund, currently Merrill Lynch, Pierce, Fenner & Smith Incorporated, must not have objected to declaration of a Special Rate Period. If the Fund is prohibited from giving a Notice of Special Rate Period as a result of any of the factors enumerated in clause (x), (y) or (z) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Rate Period for any series of AMPS, the next succeeding Rate Period will be a 7-Day Rate Period in the cases of Series M7 AMPS, Series W7 AMPS and Series F7 AMPS and a 28-Day Rate Period in the cases of Series T28 AMPS and Series TH28 AMPS. In addition, in the event Sufficient Clearing Bids are not made in any Auction, including an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, or an Auction is not held for any reason, such next succeeding Rate Period will be a 7-Day Rate Period in the cases of Series M7 AMPS, Series W7 AMPS and Series F7 AMPS and a 28-Day Rate Period in the cases of Series T28 AMPS and Series TH28 AMPS and the Fund may not again give a Notice of Special Rate Period for the AMPS (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Rate Period in the cases of Series M7 AMPS, Series W7 AMPS and Series F7 AMPS and a 28-Day Rate Period in the cases of Series T28 AMPS and Series TH28 AMPS.

    (d) (i) Holders shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends and applicable late charges, as herein provided, on the shares of AMPS. Except for the late charge payable pursuant to paragraph 2(c)(i) hereof, no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment on the shares of AMPS that may be in arrears.

    (ii) For so long as any share of AMPS is Outstanding, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the shares of AMPS as to dividends or upon liquidation) in respect of the Common Shares or any other shares of beneficial interest of the Fund ranking junior to or on a parity with the shares of AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of the Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the shares of AMPS as to dividends and upon liquidation) or any other such Parity Shares (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with the shares of AMPS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund shall have Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount and the Fund shall maintain the 1940 Act AMPS Asset Coverage,
(B) full cumulative dividends on shares of AMPS and shares of Other AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (C) the Fund has redeemed the full number of shares of AMPS required to be redeemed by any provision for mandatory redemption contained herein.

    (e) No fractional shares of AMPS shall be issued.

    3. LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the Holders shall be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest ranking junior in right of payment upon liquidation to the AMPS, the sum of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) thereon to the date of distribution, and after such payment the Holders will be entitled to no other payments. If upon any liquidation, dissolution or winding up of the Fund, the amounts payable with respect to the AMPS and any other Outstanding class or series of Preferred Shares of the Fund ranking on a parity with the AMPS as to payment upon liquidation are not paid in full, the Holders and the holders of such other class or series will share ratably in any such distribution of assets in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the Holders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or statutory share exchange of the Fund with or into any other fund or entity or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

    4. REDEMPTION. (a) Shares of AMPS shall be redeemable by the Fund as provided below:

    (i) To the extent permitted under the 1940 Act and Delaware law, upon giving a Notice of Redemption, the Fund at its option may redeem shares of any series of AMPS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share, on any Dividend Payment Date; provided that no share of AMPS may be redeemed at the option of the Fund during (A) the Initial Rate Period with respect to a series of shares or (B) a Non-Call Period to which such share is subject. The Fund may not give a Notice of Redemption relating to an optional redemption as described in this paragraph
4(a)(i) unless, at the time of giving such Notice of Redemption, the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount due to Holders by reason of the redemption of their shares of AMPS on such redemption date, and the Discounted Value of Fitch Eligible Assets and Moody's Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

    (ii) The Fund shall redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, shares of AMPS to the extent permitted under the 1940 Act and Delaware law, on a date fixed by the Board of Trustees, if the Fund fails to maintain Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount as provided in paragraph 7(a) or to satisfy the 1940 Act AMPS Asset Coverage as provided in paragraph 6 and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. The number of shares of AMPS to be redeemed shall be equal to the lesser of
(i) the minimum number of shares of AMPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all shares of other Preferred Shares then Outstanding subject to redemption or retirement, would result in the Fund having Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares of AMPS and shares of other Preferred Shares the redemption of which would have such result, all shares of AMPS and shares of other Preferred Shares then Outstanding shall be redeemed), and (ii) the maximum number of shares of AMPS, together with all shares of other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of AMPS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed which would result in the Fund having Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, pro rata among shares of AMPS of all series, Other AMPS and other Preferred Shares subject to redemption pursuant to provisions similar to those contained in this paragraph 4(a)(ii); provided that, shares of AMPS which may not be redeemed at the option of the Fund due to the designation of a Non-Call Period applicable to such shares
(A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and
(B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Fund shall effect such redemption on a Business Day which is not later than 35 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of AMPS and shares of other Preferred Shares which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Fund shall redeem those shares of AMPS which it is unable to redeem on the earliest practicable date on which it is able to effect such redemption out of funds legally available therefor.

    (b) Notwithstanding any other provision of this paragraph 4, no shares of AMPS may be redeemed pursuant to paragraph 4(a)(i) of Article VII, of this Statement (i) unless all dividends in arrears on all remaining Outstanding shares of Parity Shares shall have been or are being contemporaneously paid or declared and set apart for payment and (ii) if redemption thereof would result in the Fund's failure to maintain Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount. In the event that less than all the Outstanding shares of a series of AMPS are to be redeemed and there is more than one Holder, the shares of that series of AMPS to be redeemed shall be selected by lot or such other method as the Fund shall deem fair and equitable.

    (c) Whenever shares of AMPS are to be redeemed, the Fund, not less than 17 nor more than 30 days prior to the date fixed for redemption, shall mail a notice ("Notice of Redemption") by first-class mail, postage prepaid, to each Holder of shares of AMPS to be redeemed and to the Auction Agent. The Fund shall cause the Notice of Redemption to also be published in the eastern and national editions of The Wall Street Journal. The Notice of Redemption shall set forth
(i) the redemption date, (ii) the amount of the redemption price, (iii) the aggregate number of shares of AMPS of such series to be redeemed, (iv) the place or places where shares of AMPS of such series are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed shall cease to accumulate on such redemption date and (vi) the provision of this Statement pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or in the mailing or publication thereof shall affect the validity of the redemption proceedings, except as required by applicable law.

    If the Notice of Redemption shall have been given as aforesaid and, concurrently or thereafter, the Fund shall have deposited in trust with the Auction Agent, or segregated in an account at the Fund's custodian bank for the benefit of the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value (utilizing in the case of Fitch the Fitch Exposure Period of 41 Business Days and in the case of Moody's the Moody's Exposure Period of 49 days) equal to the redemption payment for the shares of AMPS as to which such Notice of Redemption has been given with irrevocable instructions and authority to pay the redemption price to the Holders of such shares, then upon the date of such deposit or, if no such deposit is made, then upon such date fixed for redemption (unless the Fund shall default in making the redemption payment), all rights of the Holders of such shares as shareholders of the Fund by reason of the ownership of such shares will cease and terminate (except their right to receive the redemption price in respect thereof, but without interest), and such shares shall no longer be deemed Outstanding. The Fund shall be entitled to receive, from time to time, from the Auction Agent the interest, if any, on such Deposit Securities deposited with it and the Holders of any shares so redeemed shall have no claim to any of such interest. In case the Holder of any shares so called for redemption shall not claim the redemption payment for his shares within one year after the date of redemption, the Auction Agent shall, upon demand, pay over to the Fund such amount remaining on deposit and the Auction Agent shall thereupon be relieved of all responsibility to the Holder of such shares called for redemption and such Holder thereafter shall look only to the Fund for the redemption payment.

    5. VOTING RIGHTS. (a) General. Except as otherwise provided in the Declaration of Trust or Statement, each Holder of shares of AMPS shall be entitled to one vote for each share held on each matter submitted to a vote of shareholders of the Fund, and the holders of Outstanding shares of Preferred Shares, including AMPS, and of shares of Common Shares shall vote together as a single class; provided that, at any meeting of the shareholders of the Fund held for the election of trustees, the holders of Outstanding shares of Preferred Shares, including AMPS, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Fund, to elect two trustees of the Fund. Subject to paragraph 5(b) hereof, the holders of Outstanding shares of capital stock of the Fund, including the holders of Outstanding shares of Preferred Shares, including AMPS, voting as a single class, shall elect the balance of the trustees.

    (b) Right to Elect Majority of Board of Trustees. During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of shares of Preferred Shares shall be entitled, voting separately as one class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

    (i) if at any time accumulated dividends (whether or not earned or declared, and whether or not funds are then legally available in an amount sufficient therefor) on the Outstanding shares of AMPS equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

    (ii) if at any time holders of any other shares of Preferred Shares are entitled to elect a majority of the trustees of the Fund under the 1940 Act. Upon the termination of a Voting Period, the voting rights described in this paragraph 5(b) shall cease, subject always, however, to the reverting of such voting rights in the Holders upon the further occurrence of any of the events described in this paragraph 5(b)

    (c) Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are Outstanding, the Fund shall not, without the affirmative vote of the Holders of at least a majority of the shares of Preferred Shares Outstanding at the time, voting separately as one class, approve any conversion of the Fund from a closed-end to an open-end investment company and
(i) authorize, create or issue any class or series of shares of beneficial interest ranking prior to the AMPS or any other series of Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, or
(ii) amend, alter or repeal the provisions of the Declaration of Trust, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of Trust of holders of shares of AMPS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are Outstanding, the Fund shall not approve any of the actions set forth in clause (i) or
(ii) which adversely affects the contract rights expressly set forth in the Declaration of Trust of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and Outstanding at such time (each such adversely affected series voting separately as a class). The Fund shall notify Fitch and Moody's ten (10) Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Declaration of Trust, the affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Shares, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Shares and shares of Preferred Shares, including AMPS, voting together as a single class necessary to authorize the action in question.

    (d) Voting Procedures.

    (i) Subject to compliance with applicable law, as soon as practicable after the accrual of any right of the holders of shares of Preferred Shares to elect additional trustees as described in paragraph 5(b) above, the Fund shall call a special meeting of such holders and instruct the Auction Agent to mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Fund does not call such a special meeting, it may be called by any such holder on like notice. Subject to compliance with applicable law, the record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting held during a Voting Period, such Holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of directors prescribed in paragraph 5(b) above.

    (ii) For purposes of determining any rights of the Holders to vote on any matter or the number of shares required to constitute a quorum, whether such right is created by this Statement, by the other provisions of the Declaration of Trust, by statute or otherwise, a share of AMPS which is not Outstanding shall not be counted.

    (iii) The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

    (iv) Simultaneously with the expiration of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph 5(b) above shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph 5(b) above shall cease, subject to the provisions of the last sentence of paragraph 5(b).

    (e) Exclusive Remedy. Unless otherwise required by law, the Holders of shares of AMPS shall not have any rights or preferences other than those specifically set forth herein. The Holders of shares of AMPS shall have no preemptive rights or rights to cumulative voting. In the event that the Fund fails to pay any dividends on the shares of AMPS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this paragraph 5.

    (f) Notification to Fitch and Moody's. In the event a vote of Holders of AMPS is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Fitch that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and, not later than ten Business Days after the date on which such vote is taken, notify Fitch of the result of such vote.

    6. 1940 ACT AMPS ASSET COVERAGE. The Fund shall maintain, as of the last Business Day of each month in which any share of AMPS is Outstanding, the 1940 Act AMPS Asset Coverage.

    7. PREFERRED SHARES BASIC MAINTENANCE AMOUNT. The following references in this paragraph 7 to Fitch Eligible Assets and/or Moody's Eligible Assets, as the case may be, are only applicable if Fitch and/or Moody's, as the case may be, is rating the AMPS. (a) The Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date Fitch Eligible Assets and Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount Test. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to retain a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount Test on or prior to the Preferred Shares Basic Maintenance Cure Date.

    (b) On or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the Preferred Shares Basic Maintenance Amount Test, the Fund shall complete and deliver to Moody's and Fitch, a complete Preferred Shares Basic Maintenance Report as of the date of such failure. The Fund will deliver a Preferred Shares Basic Maintenance Report to Moody's and Fitch, on or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Fund cures its failure to maintain Fitch Eligible Assets and Moody's, with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount Test or on which the Fund fails to maintain Fitch Eligible Assets and Moody's Eligible Assets, with an aggregate Discounted Value which exceeds the Preferred Shares Basic Maintenance Amount by 5% or more. The Fund will also deliver a Preferred Shares Basic Maintenance Report to the Auction Agent, Fitch, and Moody's as of each Monthly Valuation Date on or before the third Business Day after such date. Additionally, on or before 5:00 p.m., New York City time, on the third Business Day after the first day of a Special Rate Period, the Fund will deliver a Preferred Shares Basic Maintenance Report to Fitch, Moody's and the Auction Agent. The Fund shall also provide Fitch and Moody' with a Preferred Shares Basic Maintenance Report when specifically requested by Fitch or Moody's, as applicable. A failure by the Fund to deliver a Preferred Shares Basic Maintenance Report under this paragraph 7(b) shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for Fitch Eligible Assets and Moody's Eligible Assets of the Fund is less than the Preferred Shares Basic Maintenance Amount Test, as of the relevant Valuation Date.

    (c) Within ten (10) Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph 7(b) above relating to a Valuation Date as of the last Business Day of the Fund's fiscal year, the Independent Accountant will confirm in writing to the Auction Agent, Moody's and Fitch (i) the mathematical accuracy of the calculations reflected in such Report, (ii) that, in such Report, the Fund correctly determined the assets of the Fund which constitute Fitch Eligible Assets and Moody's Eligible Assets at such Monthly Valuation Date in accordance with this Statement, (iii) that, in such Report, the Fund determined whether the Fund had, at such Valuation Date in accordance with this Statement, Fitch Eligible Assets and Moody's Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount Test, (iv) with respect to the Fitch ratings on debt securities, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has requested that Fitch verify such information and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the Moody's ratings on debt securities, the issuer name, issue size and coupon rate listed in such Report, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences),
(vi) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Fund's assets to the Fund for purposes of valuing securities in the Fund's portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Fund and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vii) with respect to such confirmation to Moody's, that the Fund has satisfied the requirements as defined under "Moody's Hedging Transactions" of this Statement (such confirmation is herein called the "Accountant's Confirmation").

    (d) Within ten (10) Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph 7(b) above relating to any Valuation Date on which the Fund failed to maintain Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure, the Independent Accountant will provide to Moody's and Fitch an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.

    (e) If any Accountant's Confirmation delivered pursuant to subparagraphs (c) or (d) of this paragraph 7 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation as required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Fitch Eligible Assets and Moody's Eligible Assets of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Moody's and Fitch promptly following receipt by the Fund of such Accountant's Confirmation.

    (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of the shares of AMPS, the Fund will complete and deliver to Fitch and Moody's a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Independent Accountant will confirm in writing to Fitch and Moody's (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the aggregate Discounted Value of Fitch Eligible Assets or Moody's Eligible Assets, as applicable reflected thereon equals or exceeds the Preferred Shares Basic Maintenance Amount reflected thereon. Also, on or before 5:00 p.m., New York City time, on the first Business Day after shares of Common Shares are repurchased by the Fund, the Fund will complete and deliver to Fitch and Moody's a Preferred Shares Basic Maintenance Report as of the close of business on such date that Common Shares are repurchased.

    8. NOTICE. All notices or communications, unless otherwise specified in the Statement of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice shall be deemed given on the earlier of the date received or the date 7 days after which such notice is mailed.

    9. AUCTION PROCEDURES. (a) Certain definitions. As used in this paragraph 9, the following terms shall have the following meanings, unless the context otherwise requires:

    (i) "AMPS" means the shares of AMPS being auctioned pursuant to this paragraph 9.

    (ii) "Auction Date" means the first Business Day preceding the first day of a Rate Period.

    (iii) "Available AMPS" has the meaning specified in paragraph 9(d)(i) below.

    (iv) "Bid" has the meaning specified in paragraph 9(b)(i) below.

    (v) "Bidder" has the meaning specified in paragraph 9(b)(i) below.

    (vi) "Hold Order" has the meaning specified in paragraph 9(b)(i) below.

    (vii) "Maximum Applicable Rate" for shares of a series of AMPS on any Auction Date for shares of such series, shall mean for any Rate Period, the greater of the Applicable Percentage of the Reference Rate or the Applicable Spread plus the Reference Rate. The Applicable Percentage and the Applicable Spread will be determined based on the credit rating assigned on such date to such shares by Fitch and Moody's (or if Fitch or Moody's shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency) as follows:

              CREDIT RATINGS
-------------------------------------------  APPLICABLE PERCENTAGE    APPLICABLE SPREAD
       MOODY'S              S&P/FITCH          OF REFERENCE RATE     OVER REFERENCE RATE
---------------------  --------------------  ---------------------   -------------------
Aaa                    AAA                           125%                  125 bps
Aa3 to Aa1             AA- to AA+                    150%                  150 bps
A3 to A1               A- to A+                      200%                  200 bps
Baa3 to Baa1           BBB- to BBB+                  250%                  250 bps
Ba1 and lower          BB+ and lower                 300%                  300 bps

    The Fund shall take all reasonable action necessary to enable Fitch and Moody's to provide a rating for each series of AMPS. If Fitch or Moody's shall not make such a rating available, the Investment Adviser and the Investment Manager or their affiliates and successors, after consultation with the Fund and the Broker-Dealers, shall select a nationally recognized statistical rating organization to act as a Substitute Rating Agency.

    (viii)"Order" has the meaning specified in paragraph 9(b)(i) below.

    (ix) "Sell Order" has the meaning specified in paragraph 9(b)(i) below.

    (x) "Submission Deadline" means 1:30 p.m., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

    (xi) "Submitted Bid" has the meaning specified in paragraph 9(d)(i) below.

    (xii) "Submitted Hold Order" has the meaning specified in paragraph 9(d)(i) below.

    (xiii)"Submitted Order" has the meaning specified in paragraph 9(d)(i) below.

    (xiv) "Submitted Sell Order" has the meaning specified in paragraph 9(d)(i) below.

    (xv) "Sufficient Clearing Bids" has the meaning specified in paragraph 9(d)(i) below.

    (xvi) "Winning Bid Rate" has the meaning specified in paragraph 9(d)(i) below.

    (b) Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders.

    (i) Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of AMPS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:

        (A) each Beneficial Owner may submit to its Broker-Dealer information as to:

           (1) the number of Outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Rate Period;

           (2) the number of Outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Rate Period shall not be less than the rate per annum specified by such Beneficial Owner; and/or

           (3) the number of Outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Rate Period; and

        (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of Outstanding shares, if any, of AMPS which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Rate Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

    For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this paragraph 9(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this paragraph 9(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this paragraph 9(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this paragraph 9(b)(i) is hereinafter referred to as a "Sell Order". Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

    (ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to purchase:

           (1) the number of Outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or (1) such number or a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 9(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

           (2) a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 9(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

        (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

           (1) the number of Outstanding shares of AMPS specified in such Sell Order; or

           (2) such number or a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 9(e)(ii)(C) if Sufficient Clearing Bids do not exist.

        (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

           (1) the number of Outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

           (2) such number or a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 9(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

    (c) Submission of Orders by Broker-Dealers to Auction Agent

    (i) Each Broker-Dealer shall submit in writing or through the Auction Agent's Auction Processing System to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

        (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

        (B) the aggregate number of Outstanding shares of AMPS that are the subject of such Order;

        (C) to the extent that such Bidder is an Existing Holder:

           (1) the number of Outstanding shares, if any, of AMPS subject to any Hold Order placed by such Existing Holder;

           (2) the number of Outstanding shares, if any, of AMPS subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and

           (3) the number of Outstanding shares, if any, of AMPS subject to any Sell Order placed by such Existing Holder; and

        (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

    (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

    (iii) If an Order or Orders covering all of the Outstanding shares of AMPS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Existing Holder or otherwise, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Rate Period of 91 days or less) and a Sell Order (in the case of an Auction relating to a Special Rate Period of longer than 91 days) to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of AMPS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

    (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of Outstanding shares of AMPS held by such Existing Holder are submitted to the Auction Agent, such Order shall be considered valid as follows and in the following order of priority:

        (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of Outstanding shares of AMPS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of Outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of Outstanding shares of AMPS held by such Existing Holder;

        (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of Outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to any Hold Order referred to in paragraph 9(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of paragraph 9(c)(iv)(A) above and of the foregoing portion of this paragraph 9(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this paragraph 9(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

        (C) any Sell Order shall be considered valid up to and including the excess of the number of Outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to Hold Orders referred to in paragraph 9(c)(iv)(A) and Bids referred to in paragraph 9(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any

    Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of AMPS equal to such excess.

    (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of AMPS therein specified.

    (vi) Any Order submitted by a Beneficial Owner as a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

    (d) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

    (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and shall determine:

        (A) the excess of the total number of Outstanding shares of AMPS over the number of Outstanding shares of AMPS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS");

        (B) from the Submitted Orders whether the number of Outstanding shares of AMPS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

           (1) the number of Outstanding shares of AMPS that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and

           (2) the number of Outstanding shares of AMPS that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of Outstanding shares of AMPS in clause (1) above and this clause (2) are each zero because all of the Outstanding shares of AMPS are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

        (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

           (1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other Submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of AMPS that are the subject of such Submitted Bids, and

           (2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the shares of AMPS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available AMPS.

    (ii) Promptly after the Auction Agent has made the determinations pursuant to paragraph 9(d)(i), the Auction Agent shall advise the Fund of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Rate Period as follows:

        (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Rate Period shall be equal to the Winning Bid Rate;

        (B) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding shares of AMPS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Rate Period shall be equal to the Maximum Applicable Rate; or

        (C) if all of the Outstanding shares of AMPS are the subject of Submitted Hold Orders, that the Rate Period next succeeding the Auction shall automatically be the same length as the immediately preceding Rate Period and the Applicable Rate for the next succeeding Rate Period shall be equal to 90% of the Reference Rate on the date of the Auction.

    (e) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations made pursuant to paragraph 9(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

    (i) If Sufficient Clearing Bids have been made, subject to the provisions of paragraph 9(e)(iii) and paragraph 9(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

        (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the Outstanding shares of AMPS that are the subject of such Submitted Sell Order or Submitted Bid;

        (B) the Submitted Bid of each of the Existing Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of AMPS that are the subject of such Submitted Bid;

        (C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;

        (D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of AMPS that are the subject of such Submitted Bid, unless the number of Outstanding shares of AMPS subject to all such Submitted Bids shall be greater than the number of Outstanding shares of AMPS ("Remaining Shares") equal to the excess of the Available AMPS over the number of Outstanding shares of AMPS subject to Submitted Bids described in paragraph 9(e)(i)(B) and paragraph 9(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell Outstanding shares of AMPS, but only in an amount equal to the difference between (1) the number of Outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid and (2) the number of shares of AMPS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of Outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

        (E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of Outstanding shares of AMPS obtained by multiplying (x) the difference between the Available

    AMPS and the number of Outstanding shares of AMPS subject to Submitted Bids described in paragraph 9(e)(i)(B), paragraph 9(e)(i)(C) and paragraph 9(e)(i)(D) by (y) a fraction the numerator of which shall be the number of Outstanding shares of AMPS subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of AMPS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

    (ii) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of AMPS are subject to Submitted Hold Orders), subject to the provisions of paragraph 9(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

        (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the Outstanding shares of AMPS that are the subject of such Submitted Bid;

        (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the Outstanding shares of AMPS that are the subject of such Submitted Bid; and

        (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of Outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the aggregate number of Outstanding shares of AMPS subject to Submitted Bids described in paragraph 9(e)(ii)(A) and paragraph 9(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of Outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of Outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.

    (iii) If, as a result of the procedures described in paragraph 9(e)(i) or paragraph 9(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of AMPS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each Outstanding share of AMPS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of AMPS.

    (iv) If, as a result of the procedures described in paragraph 9(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of AMPS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS on such Auction Date.

    (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of Outstanding shares of AMPS to be purchased and the aggregate number of the Outstanding shares of AMPS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of Outstanding shares to be purchased and such aggregate number of Outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Outstanding shares of AMPS.

    (f) Miscellaneous. The Fund may interpret the provisions of this paragraph 9 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of AMPS. A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of AMPS only pursuant to a Bid or Sell Order in accordance with the procedures described in this paragraph 9 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of AMPS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. Neither the Fund nor any Affiliate shall submit an Order in any Auction (provided the Auction Agent shall have no duty to monitor such obligation). Any Beneficial Owner that is an Affiliate shall not sell, transfer or otherwise dispose of shares of AMPS to any Person other than the Fund (provided the Auction Agent shall have no duty to monitor such obligation). All of the Outstanding shares of AMPS of a series shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Fund's option and upon its receipt of such documents as it deems appropriate, any shares of AMPS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates therefor upon transfer or exchange thereof.

    10. SECURITIES DEPOSITORY; STOCK CERTIFICATES. (a) If there is a Securities Depository, one certificate for all of the shares of AMPS of each series shall be issued to the Securities Depository and registered in the name of the Securities Depository or its nominee. Additional certificates may be issued as necessary to represent shares of AMPS. All such certificates shall bear a legend to the effect that such certificates are issued subject to the provisions restricting the transfer of shares of AMPS contained in this Statement. Unless the Fund shall have elected, during a Non-Payment Period, to waive this requirement, the Fund will also issue stop-transfer instructions to the Auction Agent for the shares of AMPS.

    (b) below, the Securities Depository or its nominee will be the Holder, and no Beneficial Owner shall receive certificates representing its ownership interest in such shares. (b) If the Applicable Rate applicable to all shares of AMPS of a series shall be the Non-Payment Period Rate or there is no Securities Depository, the Fund may at its option issue one or more new certificates with respect to such shares (without the legend referred to in paragraph 10(a)) registered in the names of the Beneficial Owners or their nominees and rescind the stop-transfer instructions referred to in paragraph 10(a) with respect to such shares.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Dreman/Claymore Dividend & Income Fund

    We have audited the accompanying statement of assets and liabilities of Dreman/Claymore Dividend & Income Fund (the "Fund") as of January 15, 2004, and the related statement of operations for the period from October 20, 2003 (date of organization) through January 15, 2004. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dreman/Claymore Dividend & Income Fund at January 15, 2004, and the results of its operations for the period from October 20, 2003 (date of organization) through January 15, 2004, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
------------------------
Chicago, Illinois
January 20, 2004

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                      STATEMENT OF ASSETS AND LIABILIITIES

                                JANUARY 15, 2004

ASSETS:
  Cash......................................................  $  100,084
  Receivable from Advisor for Organization Costs............      25,000
  Offering Costs............................................   1,500,000
                                                              ----------
    Total Assets............................................   1,625,084
                                                              ----------

LIABILITIES:
  Accrued Organization and Offering Costs...................   1,525,000
                                                              ----------
    Total Liabilities.......................................   1,525,000
                                                              ----------
    NET ASSETS..............................................  $  100,084
                                                              ==========

COMPOSITION OF NET ASSETS:
  Capital shares, at par value of $0.01 per share...........  $       52
  Paid in Surplus...........................................     100,032
                                                              ----------
    NET ASSETS..............................................  $  100,084
                                                              ==========

COMMON SHARES:
  Net asset value per share ($100,084 / 5,240 shares of
    beneficial interest issued and outstanding).............  $    19.10
                                                              ==========
  Public offering price per share...........................  $    20.00
                                                              ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                            STATEMENT OF OPERATIONS

  PERIOD FROM OCTOBER 20, 2003 (DATE OF ORGANIZATION) THROUGH JANUARY 15, 2004

Investment Income...........................................  $      0
                                                              --------

Expenses:
  Organization costs........................................    25,000
  Expense Reimbursement.....................................   (25,000)
                                                              --------
    Total Expenses..........................................         0
                                                              --------
Net Investment Income.......................................  $      0
                                                              ========

                       SEE NOTES TO FINANCIAL STATEMENTS

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS

                                JANUARY 15, 2004

NOTE 1 -- ORGANIZATION:

    Dreman/Claymore Dividend & Income Fund (the "Fund") was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended. The Fund has not had any operations through January 15, 2004, other than the sale of 5,240 common shares of beneficial interest to Claymore Advisors, LLC for the amount of $100,084.


    The Fund currently offers common shares as its only class of shares. The Fund may elect to issue Preferred Shares as part of its leverage strategy. Preferred Shares will have seniority over the common shares. Any offering costs associated with the issuance of preferred shares will be borne by the common shareholders as a direct reduction to paid in surplus.


    Offering costs are estimated to be $1,500,000 which will be borne by the Fund. Claymore Advisors, LLC (the "Advisor"), the Fund's investment advisor, has agreed to pay offering costs (other than sales load, but including the reimbursement of expenses to the underwriters) in excess of $.04 per common share. The Advisor has also agreed to pay the Fund's organizational costs, which are estimated to be $25,000.

NOTE 2 -- ACCOUNTING POLICIES:

    The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND OTHER
AGREEMENTS:

    Pursuant to an Investment Advisory Agreement (the "Agreement") between the Advisor and the Fund, the Advisor will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of the Fund's Investment Manager, provide personnel, including certain officers required for the Fund's administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Advisor a fee, payable monthly, in an amount equal to 0.85% of the Fund's average daily managed assets (total assets, including the assets attributable to the proceeds from any financial leverage, minus liabilities, other than liabilities related to any financial leverage).

    The Advisor has entered into a Sub-Advisory Agreement with Dreman Value Management, LLC (the "Investment Manager"). Pursuant to the terms of this agreement, the Investment Manager, under the supervision of the Fund's Board of Trustees and the Advisor, will provide a continuous investment program for the Fund's portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund's administrative management and compensation of all officers and trustees of the Fund who are its affiliates. For these services, the Advisor has agreed to pay the Investment Manager an aggregate amount equal to 60% of the investment advisory fees paid to the Advisor by the Fund.

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                                JANUARY 15, 2004

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND OTHER
AGREEMENTS: (CONTINUED)
    The Bank of New York ("BNY") acts as the Fund's custodian, administrator and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As administrator, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

NOTE 4 -- FEDERAL INCOME TAXES:

    The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                         FEBRUARY 23, 2004 (UNAUDITED)

      NUMBER OF
       SHARES                                                                             VALUE
---------------------                                                                 --------------
                        COMMON STOCKS -- 106.7%
                        BANKING AND FINANCE -- 29.9%
         270,000        Bank of America Corp.                                         $   22,140,000
         742,900        Fannie Mae                                                        58,614,810
         987,200        Freddie Mac                                                       63,111,696
         724,800        KeyCorp                                                           23,012,400
         187,600        PNC Financial Services Group                                      10,777,620
         448,600        U.S. Bancorp                                                      12,493,510
         415,000        Union Planters Corp.                                              12,308,900
          10,300        Wachovia Corp.                                                       495,842
       1,032,800        Washington Mutual, Inc.                                           46,269,440
                                                                                      --------------
                                                                                         249,224,218
                                                                                      --------------

                        COMPUTER SERVICES -- 1.3%
         587,300        Electronic Data Systems Corp.                                     11,364,255
                                                                                      --------------

                        INSURANCE -- 0.7%
          80,000        American International Group, Inc.                                 5,922,400
                                                                                      --------------

                        OIL AND GAS -- 10.7%
          49,300        BP Prudhoe Bay Royalty Trust I                                     1,319,268
         265,300        ChevronTexaco Corp.                                               23,436,602
         343,100        ConocoPhillips                                                    23,622,435
         149,900        Devon Energy Corp.                                                 8,226,512
         180,000        Kerr-McGee Corp.                                                   9,045,000
          94,100        Nicor, Inc.                                                        3,289,736
         374,700        Peoples Energy Corp.                                              16,220,763
          78,100        Star Gas Partners, L.P.                                            1,931,413
         122,300        Williams Coal Seam Gas Royalty Trust                               1,632,705
                                                                                      --------------
                                                                                          88,724,434
                                                                                      --------------

                        PHARMACEUTICALS -- 6.1%
       1,395,000        Bristol-Myers Squibb Co.                                          39,673,800
         300,000        Pfizer, Inc.                                                      11,115,000
                                                                                      --------------
                                                                                          50,788,800
                                                                                      --------------

                        REAL ESTATE INVESTMENT TRUSTS -- 5.8%
         120,000        Great Lakes REIT                                                   1,824,000
         670,000        Impac Mortgage-Holding, Inc.                                      13,788,600
         600,000        Luminent Mortgage Capital, Inc.                                    8,994,000
         993,300        MFA Mortgage Investments, Inc.                                    10,439,583
          80,000        Newcastle Investment Corp.                                         2,256,000
         246,100        Novastar Financial, Inc.                                          12,772,590
                                                                                      --------------
                                                                                          50,074,773
                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                         FEBRUARY 23, 2004 (UNAUDITED)

      NUMBER OF
       SHARES                                                                             VALUE
---------------------                                                                 --------------
                        TELECOMMUNICATIONS -- 6.0%
       1,495,000        SBC Communications, Inc.                                      $   35,880,000
         290,000        Verizon Communications, Inc.                                      10,732,900
                                                                                      --------------
                                                                                          46,612,900
                                                                                      --------------

                        TOBACCO -- 26.6%
       1,840,400        Altria Group, Inc.                                               104,221,852
         812,300        Loews Corp. -- Carolina Group                                     23,369,871
         951,100        R.J. Reynolds Tobacco Holdings, Inc.                              58,844,557
         166,800        Universal Corp.                                                    8,318,316
         638,400        UST, Inc.                                                         23,831,472
         128,000        Vector Group Ltd.                                                  2,208,000
                                                                                      --------------
                                                                                         220,794,068
                                                                                      --------------

                        UTILITIES -- GAS AND ELECTRIC -- 19.6%
         735,600        Ameren Corp.                                                      34,058,280
         659,700        Consolidated Edison, Inc.                                         28,729,935
         354,200        DTE Energy Co.                                                    14,082,992
         361,900        Empire District Electric Co.                                       8,186,178
         327,200        Great Plains Energy, Inc.                                         11,229,504
         110,700        Hawaiian Electric Industries, Inc.                                 5,694,408
         155,200        KeySpan Corp.                                                      6,650,832
         525,000        OGE Energy Corp.                                                  12,846,750
         385,100        Pepco Holdings, Inc.                                               8,191,077
         433,800        Progress Energy, Inc.                                             19,785,618
         311,300        Public Service Enterprise Group, Inc.                             14,282,444
                                                                                      --------------
                                                                                         162,738,018
                                                                                      --------------
                        TOTAL COMMON STOCKS
                        (Cost $880,840,115)                                              886,243,866
                                                                                      --------------

                        PREFERRED STOCKS -- 8.4%
                        BANKING AND FINANCE -- 1.8%
         200,000        ABN AMRO Cap Fund TR VII, A (a)                                    5,050,000
          80,000        Banco Santander, A2                                                2,000,000
         109,300        Chevy Chase Bank, B+                                               3,143,468
           1,000        Doral Financial Corp., Series B, BB                                   27,195
           8,660        Doral Financial Corp., Series C, BB                                  226,892
         140,500        Lehman Brothers Holdings, A3                                       3,838,460
                                                                                      --------------
                                                                                          14,286,015
                                                                                      --------------

                        DAIRY PRODUCTS -- 0.5%
          40,000        Dairy Farmers of America, BBB- (a)                                 4,286,252
                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                         FEBRUARY 23, 2004 (UNAUDITED)

      NUMBER OF
       SHARES                                                                             VALUE
---------------------                                                                 --------------
                        HOTELS/LODGING -- 0.4%
         125,000        Westcoast Hospitality Co., N/R                                $    3,212,500
                                                                                      --------------

                        OIL AND GAS -- 3.4%
         440,000        EL Paso Tennessee Pipe, CCC-                                      20,515,000
         286,600        Southern Union Co., BBB-                                           7,839,830
                                                                                      --------------
                                                                                          28,354,830
                                                                                      --------------

                        REAL ESTATE INVESTMENT TRUSTS -- 2.1%
         200,000        Affordable Residential, N/R                                        5,000,000
          18,000        Apartment Invt & Mgmt Co., Ba3                                       496,440
          80,000        LTC Properties, Inc., N/R                                          2,000,000
         400,000        Omega Healthcare, B3                                              10,180,000
                                                                                      --------------
                                                                                          17,676,440
                                                                                      --------------

                        UTILITIES -- GAS AND ELECTRIC -- 0.2%
          80,000        Alabama Power Co., BBB+                                            2,000,000
                                                                                      --------------
                        TOTAL PREFERRED STOCKS
                        (Cost $70,173,205)                                                69,816,037
                                                                                      --------------
      PRINCIPAL
       AMOUNT
---------------------
                        CORPORATE BONDS -- 15.3%
                        BANKING AND FINANCE -- 9.0%
     $ 7,000,000        Abbey National Gap Trust I (b)
                        8.963%, 12/29/49, A2                                               9,483,726
      10,000,000        Barclays Bank PLC (a)(b)
                        8.55%, 9/29/49, Aa3                                               12,487,590
                        HSBC Capital Funding LP (a)(b)
      12,840,000        9.547%, 12/29/49, A2                                              16,555,703
       5,000,000        10.176%, 12/29/49, A2                                              7,475,970
       2,000,000        Lloyds TSB Bank PLC
                        6.90%, 7/22/49, Aa2                                                2,085,700
       5,400,000        RBS Capital Trust B
                        6.80%, 12/29/49, AA                                                5,561,104
       5,000,000        Royal Bank of Scotland
                        9.118%, Perpetual Maturity, AA-                                    6,318,100
      11,775,000        UBS Pfd Funding Trust I (b)
                        8.622%, 10/29/49, AA                                              14,726,627
                                                                                      --------------
                                                                                          74,694,520
                                                                                      --------------

                        INSURANCE -- 2.8%
      24,000,000        Prudential PLC
                        6.50%, 6/29/49, A3                                                23,243,376
                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                         FEBRUARY 23, 2004 (UNAUDITED)

   PRINCIPAL
     AMOUNT                                                                             VALUE
---------------------                                                                 --------------
                        REAL ESTATE INVESTMENT TRUSTS -- 0.6%
     $ 5,000,000        BF Saul REIT (a)
                        7.50%, 3/1/14, B3                                             $    5,100,000
                                                                                      --------------

                        SPECIAL ASSESSMENTS -- 2.2%
       5,000,000        CA Preferred Fund Trust
                        7.00%, 1/30/49, A1                                                 5,175,805
      13,354,000        Old Mutual Cap Funding
                        8.00%, 5/29/49, A-                                                13,447,478
                                                                                      --------------
                                                                                          18,623,283
                                                                                      --------------

                        TELECOMMUNICATIONS EQUIPMENT -- 0.7%
       5,500,000        SBA Communications Corp.
                        10.25%, 2/01/09, Caa2                                              5,568,750
                                                                                      --------------

                        TOTAL CORPORATE BONDS
                        (Cost $127,207,474)                                              127,229,929
                                                                                      --------------

                        INVESTMENT COMPANIES -- 0.9%
         118,400        Hyperion Total Return Fund                                         1,251,489
          22,700        Cohen & Steers REIT and Preferred Income Fund                        585,901
         100,000        Evergreen Inc Advantage Fund                                       1,503,089
          65,000        Nuveen Preferred and Convertible Income Fund II                      955,247
          56,100        Nuveen Quality Preferred Income Fund II                              888,119
         155,700        Pioneer High lncome Trust                                          2,522,340
                                                                                      --------------

                        TOTAL INVESTMENT COMPANIES
                        (Cost $7,816,369)                                                  7,706,185
                                                                                      --------------
                        Total Investments
                        Cost ($1,086,037,164) -- 131.3%                                1,090,996,017
                        Other assets less liabilities -- (14.6)%                        (212,211,567)
                        Borrowings -- (16.7)%                                           (139,000,000)
                                                                                      --------------
                        Total Net Assets -- 100.0%                                    $  830,784,450
                                                                                      ==============

------------------------

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 23, 2003, these securities amounted to $50,955,515, or 6.1% of net assets.

(b)  Floating rate or variable rate note.

PLC  Public Limited Company.

N/R  Not Rated

     Ratings shown represent the higher of S&P, Moody's or Fitch ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                         FEBRUARY 23, 2004 (UNAUDITED)

ASSETS:
  Investments in securities, at value (cost
    $1,086,037,164).........................................  $1,090,996,017
  Cash......................................................          86,129
  Interest receivable.......................................       1,633,269
  Dividend receivable.......................................       1,298,737
  Other assets..............................................          67,467
                                                              --------------
    Total assets............................................   1,094,081,619
                                                              --------------

LIABILITIES:
  Line of credit............................................     163,250,000
  Payable for investment securities purchased...............      98,231,625
  Offering Costs............................................       1,310,097
  Advisory fee payable......................................         468,385
  Administrative fee payable................................          12,022
  Accrued expenses and other liabilities....................          25,040
                                                              --------------
    Total liabilities.......................................     263,297,169
                                                              --------------
    NET ASSETS..............................................  $  830,784,450
                                                              ==============

COMPOSITION OF NET ASSETS:
  Common shares of beneficial interest:
    Par value ($0.01 per share).............................  $      432,552
    Paid in surplus.........................................     824,012,532
  Accumulated undistributed net investment income...........       1,335,285
  Accumulated net realized gain on investments..............          45,228
  Net unrealized appreciation on investments................       4,958,853
                                                              --------------
    NET ASSETS..............................................  $  830,784,450
                                                              ==============

COMMON SHARES:
  Net asset value per share ($830,784,450 / 43,255,240
    common shares of beneficial interest issued and
    outstanding)............................................  $        19.21
                                                              ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                            STATEMENT OF OPERATIONS

     FOR THE PERIOD JANUARY 27, 2004* THROUGH FEBRUARY 23, 2004 (UNAUDITED)

Investment Income
  Dividends.................................................  $1,632,399
  Interest..................................................     269,377
                                                              ----------
    Total income............................................               $1,901,776
                                                                           ----------

Expenses
  Advisory fee..............................................     468,385
  Administrative fee........................................      12,023
  Fund accounting...........................................       9,267
  Transfer agent fee........................................       6,706
  Trustees' fees and expenses...............................       6,325
  Custodian fee.............................................       6,182
  Printing expense..........................................       3,720
  Legal fees................................................       3,720
  Audit fee.................................................       3,182
  Insurance.................................................       2,976
  SEC registration..........................................       2,604
  Interest Expense..........................................      47,346
  Miscellaneous.............................................      19,055
                                                              ----------
    Total expenses..........................................                  591,491
  Organizational Reimbursement..............................                  (25,000)
                                                                           ----------
    Net expenses............................................                  566,491
                                                                           ----------
    Net investment income...................................                1,335,285
                                                                           ----------

Realized and Unrealized Gain on Investments
  Net realized gain on investments..........................                   45,228
  Net change in unrealized appreciation on investments......                4,958,853
                                                                           ----------
  Net gain on investments...................................                5,004,081
                                                                           ----------

Net Increase in Net Assets Resulting from Operations........               $6,339,366
                                                                           ==========

------------------------

*   Commencement of investment operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                 FOR THE PERIOD
                                                               JANUARY 27, 2004*
                                                                    THROUGH
                                                               FEBRUARY 23, 2004
                                                              --------------------
Increase in Net Assets from Operations
  Net investment income.....................................      $  1,335,285
  Net realized gain on investments..........................            45,228
  Net change in unrealized appreciation on investments......         4,958,853
                                                                  ------------
    Net increase in net assets resulting from operations....         6,339,366
                                                                  ------------

Capital Share Transactions
  Net proceeds from the issuance of common shares...........       826,075,000
  Common share offering expenses charged to
    paid-in-surplus.........................................        (1,730,000)
                                                                  ------------
  Net increase from capital share transactions..............       824,345,000
                                                                  ------------
    Total increase..........................................       830,684,366

Net Assets
  Beginning of period.......................................           100,084
                                                                  ------------
  End of period (including accumulated undistributed net
    investment income of $1,335,285)........................      $830,784,450
                                                                  ============

------------------------

*   Commencement of investment operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                            STATEMENT OF CASH FLOWS

     FOR THE PERIOD JANUARY 27, 2004* THROUGH FEBRUARY 23, 2004 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations......  $     6,339,366

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS FROM
OPERATIONS
TO NET CASH USED IN OPERATING ACTIVITIES:
  Increase in Investements in Securities, at Value..........   (1,090,996,017)
  Increase in interest receivable...........................       (1,633,269)
  Increase in dividend receivable...........................       (1,298,737)
  Increase in other assets..................................          (67,467)
  Increase in offering expenses.............................        1,310,097
  Increase in accrued expenses and other liabilities........           25,040
  Increase in advisory fee payable..........................          468,385
  Increase in administration fee payable....................           12,022
  Increase in line of credit................................      163,250,000
  Increase in payable for investment securities sold........       98,231,625
                                                              ---------------
    Net Cash Used in Operating Activities...................     (824,358,955)
                                                              ---------------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
  Net cash subscriptions received...........................      824,345,000
  Cash distributions paid...................................               --
                                                              ---------------
    Net Cash Provided by Financing Activities...............      824,345,000
                                                              ---------------

Net decrease in cash........................................          (13,955)
CASH AT BEGINNING OF PERIOD.................................          100,084
                                                              ---------------
CASH AT END OF PERIOD.......................................  $        86,129
                                                              ===============

------------------------

*   Commencement of investment operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                              FINANCIAL HIGHLIGHTS

PER SHARE OPERATING PERFORMANCE
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                               FOR THE PERIOD
                                                                 JANUARY 27,
                                                                   2004(1)
                                                                   THROUGH
                                                              FEBRUARY 23, 2004
                                                              -----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $  19.10(2)
                                                                  --------
Income from investment operations
  Net investment income.....................................          0.03
  Net realized and unrealized gain..........................          0.12
                                                                  --------
    Total from investment operations........................          0.15
                                                                  --------
COMMON SHARE OFFERING EXPENSES CHARGED TO PAID-IN-SURPLUS...         (0.04)
                                                                  --------
DISTRIBUTIONS
  Net investment income.....................................            --
    Total distributions.....................................            --
                                                                  --------
NET ASSET VALUE, END OF PERIOD..............................      $  19.21
                                                                  ========
MARKET VALUE, END OF PERIOD.................................      $  20.02
                                                                  ========
TOTAL INVESTMENT RETURN(3)
  Net asset value...........................................          0.58%
  Market value..............................................          0.10%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................      $830,784
Ratio of net expenses to average net assets, after expense
 waiver.....................................................          0.90%(4)
Ratio of net expenses to average net assets, before expense
 waiver.....................................................          0.94%(4)
Ratio of net investment income to average net assets........          2.36%(4)
Portfolio turnover rate.....................................          0.03%

------------------------

(1) Commencement of investment operations.

(2) Before reimbursement of offering expenses charged to capital.

(3) Total investment return based upon market value is calculated assuming a purchase of common share at the offering price of $20.00 on January 27, 2004 (commencement of investment operations), and a sale at the market price on the last day of the period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions are assumed to be reinvested in accordance with the Fund's dividend reinvestment plan. A return calculated for a period of less than one year is not annualized.

(4) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS

                         FEBRUARY 23, 2004 (UNAUDITED)

NOTE 1 -- ORGANIZATION:

    Dreman/Claymore Dividend & Income Fund (the "Fund") was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended.

NOTE 2 -- ACCOUNTING POLICIES:

    The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

    The following is a summary of significant accounting policies consistently followed by the Fund.

(a) VALUATION OF INVESTMENTS

    Readily marketable portfolio securities listed on the New York Stock Exchange are generally valued at the last sale price at the close of the New York Stock Exchange. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund's Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a similar manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Fund's Trustees deem appropriate to reflect fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Trustees to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Trustees believe reflect most closely the value of such securities.

    Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

    Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                         FEBRUARY 23, 2004 (UNAUDITED)

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND OTHER
AGREEMENTS:

    Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC ("the Advisor"), the Advisor will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of the Fund's Investment Manager, provide personnel, including certain officers required for the Fund's administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Investment Advisor a fee, payable monthly, in an amount equal to 0.85% of the Fund's average daily managed assets (total assets, including the assets attributable to the proceeds from any financial leverage, minus liabilities, other than liabilities related to any financial leverage).

    The Advisor has entered into a Sub-Advisory Agreement with Dreman Value Management, LLC (the "Investment Manager"). Pursuant to the terms of this agreement, the Investment Manager, under the supervision of the Fund's Board of Trustees and the Advisor, will provide a continuous investment program for the Fund's portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund's administrative management and compensation of all officers and trustees of the Fund who are its affiliate. For these services, the Advisor has agreed to pay the Investment Manager an aggregate amount equal to 60% of the investment advisory fees paid to the Advisor by the Fund, net of any additional compensation payments to underwriters of the common share offering.

    The Bank of New York ("BNY") acts as the Fund's custodian, administrator and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As administrator, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

NOTE 4 -- FEDERAL INCOME TAXES:

    The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U. S. federal excise tax.

NOTE 5 -- INVESTMENTS IN SECURITIES:

    For the period ended February 23, 2004, purchases and sales of investments, other than short-term securities, were $1,086,318,094 and $262,727, respectively.

    The Federal income tax basis of the Fund's investments approximates the cost for financial reporting purposes. Accordingly, gross unrealized appreciation was $54,398,724 and gross unrealized depreciation was $49,439,871, resulting in net unrealized appreciation of $4,958,853 at February 23, 2004.

                     DREMAN/CLAYMORE DIVIDEND & INCOME FUND

                         FEBRUARY 23, 2004 (UNAUDITED)

NOTE 6 -- CAPITAL:

    The Fund issued 40,500,000 shares of common stock in its initial public offering. These shares were all issued at $19.10 per share after deducting the sales load but before a reimbursement of expenses to the underwriters of $0.00667 per share. In connection with the initial public offering of the Fund's common shares, the underwriters were granted an option to purchase additional common shares. On February 13, 2004, the underwriters purchased, at a price of $19.10 per common share (after deducting the sales load but before underwriters' expense reimbursement), 2,750,000 common shares of the Fund pursuant to the over-allotment option.

    Offering costs, estimated at $1,730,000 or $0.04 per share, in connection with the issuance of the common shares have been borne by the Fund and were charged to paid-in-surplus. The Advisor has agreed to pay offering expenses (other than the sales load, but including the reimbursement of expenses to the underwriters) in excess of $0.04 per common share. The Advisor has also agreed to pay the Fund's organizational expenses, which are estimated at $25,000.


    The Fund has an unlimited amount of common shares, $0.01 par value, authorized and currently offers common shares as its only class of shares. On February 16, 2004, the Fund's Board of Trustees authorized the issuance of preferred shares, in addition to the existing common shares, as part of its leverage strategy. Preferred shares to be issued by the Fund will have seniority over the common shares. "Offering costs and sales loads associated with offering of preferred shares are estimated to be $500,000 and $4,250,000, respectively. These amounts will be borne by the common shareholders as a direct reduction to paid-in-surplus.


NOTE 7 -- BORROWINGS:

    The Fund has entered into an agreement (the "Credit Agreement") with The Bank of New York (the "Bank") whereby the Bank has agreed to extend credit to the Fund as part of the Fund's leverage strategy. The Fund intends to utilize all or a portion of the proceeds of any offering of preferred shares to repay fully this borrowing. Interest is accrued daily at the Fed Funds rate plus 0.75% on the amount borrowed. For the period ended February 23, 2004, the average amount outstanding under the Credit Agreement was $36.3 million.

NOTE 8 -- SUBSEQUENT EVENT:


    On March 16, 2004, the Fund issued 1,900,000 common shares pursuant to an additional partial exercise of the over-allotment option. The purchase price of these shares was $19.10 per common share (after deducting the sales load, but before underwriters' expense reimbursement and estimated offering costs totaling $0.04 per common share). The net proceeds from this partial exercise was $36,214,000 after deducting the estimated offering costs of $76,000.



    Including the shares associated with this partial exercise of the over-allotment option, the total common shares issued by the Fund as part of its initial public offering were 45,150,000. The aggregate proceeds were $832,365,000 after deducting the sales load, but before the estimated offering costs of $1,806,000.